UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05488

Nuveen Municipal Income Fund, Inc.
(Exact name of registrant as specified in charter)

Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Mark L. Winget
Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: October 31

Date of reporting period: April 30, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

nuveen
A TIAA Company

Closed-End Funds | 30 April 2021

Nuveen Municipal Closed-End Funds

NUV	Nuveen Municipal Value Fund, Inc.
NUW	Nuveen AMT-Free Municipal Value Fund
NMI	Nuveen Municipal Income Fund, Inc.
NEV	Nuveen Enhanced Municipal Value Fund

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds' annual and semi-annual shareholder reports will not be sent to you by mail unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds' website (www.nuveen.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive shareholder reports and other communications from the Funds electronically at any time by contacting the financial intermediary (such as a broker-dealer or bank) through which you hold your Fund shares or, if you are a direct investor, by enrolling at www.nuveen.com/e-reports.

You may elect to receive all future shareholder reports in paper free of charge at any time by contacting your financial intermediary or, if you are a direct investor, by calling 800-257-8787 and selecting option #2 or (ii) by logging into your Investor Center account at www.computershare.com/investor and clicking on "Communication Preferences". Your election to receive reports in paper will apply to all funds held in your account with your financial intermediary or, if you are a direct investor, to all your directly held Nuveen Funds and any other directly held funds within the same group of related investment companies.

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NOT FDIC INSURED MAY LOSE
VALUE NO BANK GUARANTEE

Chair’s Letter
to Shareholders
Dear Shareholders,
More than a year has passed since the World Health Organization declared COVID-19 a global pandemic in March 2020, resulting in a year of global economic recession, financial market turbulence and some immeasurable losses. Although the health crisis persists, with the widespread distribution of vaccines in the U.S. and extraordinary economic interventions by governments and central banks around the world, we collectively look forward to what our “new normal” might be.
With vaccine progress and economic stimulus providing real benefits to the global economy, markets continue to anticipate a strong rebound in growth, especially in the U.S., along with higher inflation. To extend relief programs enacted earlier in the crisis, the U.S. government passed $900 billion in aid to individuals and businesses in late December 2020. Another $1.9 tril-lion relief package was signed into law in March 2021 providing extended unemployment benefits, direct payments to individuals and families, assistance to state and local municipalities, grants to education and public health, and other support. Currently, Congress is working on an infrastructure spending plan, although its final shape and whether it passes remains to be seen. The U.S. Federal Reserve (Fed) and other central banks around the world remain committed to supporting the recovery by maintaining accommodative monetary conditions. However, as economies have reopened, the surge in consumer demand has outpaced supply chain capacity, resulting in a jump in inflation indicators in recent months. Whether inflation persists is a subject of debate by economists and market observers, while the Fed and other central banks believe it to be more transitory.
While the markets’ longer-term outlook has brightened, we expect intermittent bouts of volatility to continue. Markets are closely monitoring central bank signals, particularly if inflation remains elevated, as a sooner-than-expected shift to monetary tightening could slow the economic recovery. Additionally, COVID-19 cases are still elevated in some regions, as more virulent strains have spread and vaccination rollouts have been uneven around the world. The recovery hinges on controlling the virus, and estimates vary considerably on when economic activity might be fully restored and what level of public inoculation would be sufficient to contain the virus spread. On the political front, the Biden administration’s full policy agenda and the potential for Congressional gridlock remain to be seen, either of which could cause investment outlooks to shift. Short-term market fluctuations can provide your Fund opportunities to invest in new ideas as well as upgrade existing positioning while providing long-term value for shareholders. For more than 120 years, the careful consideration of risk and reward has guided Nuveen’s focus on delivering long-term results to our shareholders.
If you have concerns about what’s coming next, it can be an opportune time to assess your portfolio. We encourage you to review your time horizon, risk tolerance and investment goals with your financial professional. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.
Sincerely,
Terence J. Toth
Chair of the Board
June 22, 2021

Portfolio Managers’ Comments
Nuveen Municipal Value Fund, Inc. (NUV)
Nuveen AMT-Free Municipal Value Fund (NUW)
Nuveen Municipal Income Fund, Inc. (NMI)
Nuveen Enhanced Municipal Value Fund (NEV)
These Funds feature portfolio management by Nuveen Asset Management, LLC (NAM), an affiliate of Nuveen Fund Advisors, LLC, the Fund’s investment adviser. Portfolio managers Daniel J. Close, CFA, Christopher L. Drahn, CFA, and Steven M. Hlavin discuss key investment strategies and the six-month performance of these four national Funds. Dan has managed NUV and NUW since 2016. Chris assumed portfolio management responsibility for NMI in 2011. Steve has been involved in the management of NEV since its inception in 2009, taking on full portfolio management responsibility in 2010.
An Update on COVID-19 Coronavirus and its Impact on the Securities Markets
Vaccination progress across Western countries has been encouraging for the markets, although the spread of new variants of the COVID-19 coronavirus is being closely watched. Although the pace of vaccinations in the U.S. has recently slowed, half of U.S. states and Washington D.C. have fully vaccinated at least 50% of their adult populations as of May 2021 according to the Centers for Disease Control and Prevention. In other regions of the world, vaccine rollouts have been slower than expected. Nevertheless, there are more vaccines still in development, some of which have announced positive trial results, vaccine trials have begun for children and governments are looking to adjust rollout plans to speed and/or broaden distribution.
After moderating in late 2020, the U.S. economic recovery reaccelerated in early 2021 as vaccinations, reopening and federal stimulus checks encouraged consumer spending. Pledges from central banks and governments to sustain the recovery with policy support are underpinning positive economic outlooks for the full year and beyond. The U.S. government approved a $900 billion relief package in late December 2020 and followed with another $1.9 trillion stimulus plan in March 2021. The Biden administration has proposed a $2 trillion infrastructure improvement plan and a $1.8 trillion families plan investing in education, child care, paid family leave and other support, although the specifics of both proposals are expected to be highly debated in Congress.

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy, sell or hold a security or an investment strategy and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.
Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc. (Fitch). This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings, while BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.
Bond insurance guarantees only the payment of principal and interest on the bond when due, and not the value of the bonds themselves, which will fluctuate with the bond market and the financial success of the issuer and the insurer. Insurance relates specifically to the bonds in the portfolio and not to the share prices of a Fund. No representation is made as to the insurers’ ability to meet their commitments.
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Portfolio Managers’ Comments (continued)
Markets rallied on optimism for normalization in daily life and in the economy, furthering the recovery from the March 2020 sell-off. Although the detection of the virus in China was made public in December 2019, markets did not start to fully acknowledge the risks and potential economic impact until the latter portion of February 2020, when outbreaks outside of China were first reported. Global stock markets sold off severely, with the S&P 500® Index reaching a bear market (a 20% drop from the previous high) within three weeks, the fastest bear market decline in history. Even certain parts of the bond market suffered; below investment grade municipal and corporate bonds generally dropped the furthest, mostly out of concerns for the continued financial stability of lower quality issuers. Demand for safe-haven assets, along with mounting recession fears, drove the yield on the 10-year U.S. Treasury note to 0.5% in March 2020, an all-time low. Additionally, oil prices collapsed to an 18-year low on supply glut concerns, as shut-downs across the global economy sharply reduced oil demand, although oil prices have recovered to well above those lows.
Nuveen Fund Advisors, LLC, and the portfolio management teams are monitoring the situation carefully and managing the Funds to best pursue investment objectives while mitigating risks through all market environments.
What key strategies were used to manage the Funds during the six-month reporting period ended April 30, 2021, and how did these strategies influence performance?
Each Fund’s primary investment objective is to provide current income exempt from regular federal income tax by investing primarily in a portfolio of municipal obligations issued by state and local government authorities or certain U.S. territories. For NUV, NUW and NMI, each Fund may use inverse floating rate securities (or tender option bond financing) to more efficiently implement its investment strategy to create up to 10% effective leverage. NEV also uses inverse floating rate securities to create effective leverage, but to a greater extent than NUV, NUW and NMI. A further discussion on leverage can be found in the Fund Leverage section of this report.
During the six-month reporting period, the municipal bond market continued to recover amid upgraded economic forecasts, additional fiscal stimulus and the Federal Reserve’s commitment to accommodative monetary policy. Municipal yields declined for most longer maturities and the municipal yield curve flattened slightly. Credit spreads narrowed further as the municipal credit outlook improved and investors continued to seek higher yielding investments lower down the credit spectrum. Against this backdrop, municipal bonds had positive performance during the reporting period.
The Funds’ trading activity continued to focus on pursuing their investment objectives. NUV traded actively in this reporting period, adding bonds across a diverse group of sectors, primarily in 4% and 5% coupon structures with longer maturities, and focused on intermediate credit quality (A and low AA rated) paper. NUV tended to buy more new issues than secondary market offerings, due to attractive availability and the relative value on offer in the new issue market. Additions to NUV included seven transportation (toll road) issues, a state general obligation (GO) bond, three local GOs, an “other transportation” bond, four dedicated tax bonds, a public utility credit, an “other revenue” bond, a state appropriation issue, a local appropriation bond and an industrial development revenue (IDR) credit. Most of the purchases were funded with the proceeds from maturing and called bonds, although we sold some lower book yield positions at a loss in December 2020 to reinvest in more attractive, higher book yield opportunities.
NUW was less active, by comparison, buying three transportation (toll roads) bonds, a higher education credit, a health care credit and a dedicated tax bond. These additions were 4% and 5% coupon structures with intermediate maturities (given NUW’s longer duration), and focused on intermediate credit quality (mainly A rated). NUW did not have any material sales during this reporting period, financing new purchases with cash from called and maturing bonds.

NMI’s overall sector and credit quality positioning remained stable over the reporting period, although the Fund had marginal increases in health care and some miscellaneous tax-backed sector weightings. NMI continued to utilize more 4% coupon structures than 5% structures for the bonds’ additional advantages and still-reasonable defensiveness if interest rates rise.
Trading activity in NEV was relatively light in this reporting period. NEV reinvested the income from bond calls and maturities into issues for New York MTA (Metropolitan Transportation Authority), a Florida toll road, a Florida hospital, a Louisiana hospital and Puerto Rico sales tax revenue bonds (known as COFINAs). There were no meaningful sales in NEV in this reporting period.
As of April 30, 2021, NUV, NUW and NEV continued to use inverse floating rate securities. The Funds employ inverse floaters for a variety of reasons, including duration management, income enhancement and total return enhancement. As part of our duration management strategies, during this reporting period NUW entered into duration-shortening interest rate futures contracts, which added to performance during the reporting period.
How did the Funds perform during the six-month reporting period ended April 30, 2021?
The tables in each Fund’s Performance Overview and Holding Summaries section of this report provide the Funds’ total returns at net asset value (NAV) for the period ended April 30, 2021. Each Fund’s total returns at NAV are compared with the performance of a corresponding market index.
For the six months ended April 30, 2021, the total returns at NAV for the four Funds outperformed the return for the national S&P Municipal Bond Index.
The factors affecting performance in this reporting period included yield curve and duration positioning, credit ratings allocation and sector allocation. In addition, the use of leverage was an important factor affecting performance of NEV. Leverage is discussed in more detail later in the Fund Leverage section of this report.
In this reporting period, yields fell across the shortest and longest maturities, but rose in the short-intermediate part of the curve. Given this dynamic, longer duration bonds generally performed the best. For NUV and NUW, underweight allocations to the shortest durations (zero to 6 years) and overweight allocations to the longest durations (8 to 12 years) were both beneficial to relative performance. NMI’s yield curve and duration positioning was an overall positive factor, largely due to the overweight in longer duration bonds, which more than offset the overweight in some older, shorter duration positions that detracted. For NEV, duration and yield curve positioning were not a material factor affecting performance in this reporting period.
Looking at credit ratings, lower rated and high yield bonds outperformed high grade (AAA and AA rated) bonds in this reporting period. The four Funds were well positioned for the environment, with overweights to the lower rated, higher yielding credit categories and underweights to the highest credit qualities. NUV and NUW were most helped by overweights to A and BBB bonds and underweights to AAA and AA rated paper. NMI benefited from both an underweight and security selection in high grade paper, strong security selection in A rated debt, an overweight in BBB rated bonds (despite a slightly negative impact from security selection in the BBB category) and an overweight in non-rated bonds. NEV has maintained its 20% maximum allocation to below investment grade and non-rated bonds, and this was highly additive to performance.

Portfolio Managers’ Comments (continued)
Sector positioning provided a smaller positive contribution than the other factors. NUV’s overweight to pre-refunded bonds and underweight to the “other transportation” sector detracted, but it was offset by advantageous overweights to the dedicated tax and hospital sectors. NUW was also helped by overweight allocations to the dedicated tax and hospital sectors, although an underweight to “other transportation” modestly hurt performance. NMI’s overweight in the pre-refunded bond sector was a negative influence on performance, whereas overweights in hospitals, senior living and toll roads, underweights in state and local GOs and utilities, and a small overweight in tobacco all added value. NEV benefited from overweights in several sectors that outperformed, including dedicated tax, health care (hospitals), tobacco, transportation and IDR.
Individual credit selection was also favorable to the Funds’ performance. For NUV and NUW, zero coupon bonds with a credit component (i.e., BBB or A rated) were by far the best performers in the two Funds’ portfolios. However, bonds bought early in the reporting period, prior to interest rates rising, tended to underperform when viewing the reporting period as a whole. NUV and NUW’s tender option bond trusts were marginally beneficial to performance. NMI benefited from spread tightening on certain longer duration holdings that had underperformed in previous periods (such as the Metropolitan Pier and Exposition Authority IL McCormick Expansion Project zero coupon bonds). Half of NEV’s relative outperformance came from credit selection. The most notable outperformers for NEV included Illinois and Illinois-related bonds (including Metropolitan Pier bonds), the New Jersey megamall and entertainment complex American Dream, New Jersey appropriation debt, Brightline Passenger Rail Project, Metropolitan Washington DC Airports Authority Dulles Toll Road Revenue Bonds, American Airlines and Big River Steel. NEV’s holding in Energy Harbor common stock, acquired when holdings of certain municipal bonds issued by FirstEnergy Solutions were converted into Energy Harbor equity as part of the company’s emergence from bankruptcy protection, also performed strongly in this reporting period. Over time, we expect to sell these shares and reinvest the proceeds into municipal bonds. NEV’s largest underperforming holding was Puerto Rico Childrens Trust Fund Tobacco Settlement Asset Backed Bonds, but the outperforming positions more than outweighed the negative impact.

Fund Leverage
IMPACT OF THE FUNDS’ LEVERAGE STRATEGIES ON PERFORMANCE
One important factor impacting the returns of NEV’s common shares relative to its comparative benchmark was the Fund’s use of leverage. The Fund obtains leverage through investments in inverse floating rate securities, which represent a leveraged investment in an underlying bond. This was also a factor, although less significantly, for NUV and NUW because their use of leverage is more modest. NMI did not invest in inverse floating rate securities during the reporting period.
The Funds use leverage because our research has shown that, over time, leveraging provides opportunities for additional income. The opportunity arises when short-term rates that a Fund pays on its leveraging instruments are lower than the interest the Fund earns on its portfolio of long-term bonds that it has bought with the proceeds of that leverage. This has been particularly true in the recent market environment where short-term rates have been low by historical standards.
However, use of leverage can expose Fund common shares to additional price volatility. When a Fund uses leverage, the Fund’s common shares will experience a greater increase in their net asset value if the municipal bonds acquired through the use of leverage increase in value, but will also experience a correspondingly larger decline in their net asset value if the bonds acquired through leverage decline in value. All this will make the shares’ total return performance more variable over time.
In addition, common share income in levered funds will typically decrease in comparison to unlevered funds when short-term interest rates increase and increase when short-term interest rates decrease. In recent quarters, fund leverage expenses have generally tracked the overall movement of short-term tax-exempt interest rates. While fund leverage expenses are somewhat higher than their recent lows, leverage nevertheless continues to provide the opportunity for incremental common share income, particularly over longer-term periods.
Leverage had a negligible impact on the performance of NUV and NUW over the reporting period. Leverage had a positive impact on the performance of NEV during the reporting period.
As of April 30, 2021, the Funds’ percentages of leverage are as shown in the accompanying table.

	NUV	NUW	NMI	NEV
Effective Leverage*	1.32%	1.35%	0.00%	33.11%

*
Effective Leverage is a Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative and other investments in a Fund’s portfolio that increase the Fund’s investment exposure. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values. A Fund, however, may from time to time borrow on a typically transient basis in connection with its day-to-day operations, primarily in connection with the need to settle portfolio trades. Such incidental borrowings are excluded from the calculation of a Fund’s effective leverage ratio.

Common Share Information
COMMON SHARE DISTRIBUTION INFORMATION
The following information regarding the Funds’ distributions is current as of April 30, 2021. Each Fund’s distribution levels may vary over time based on each Fund’s investment activity and portfolio investment value changes.
During the current reporting period, each Fund’s distributions to common shareholders were as shown in the accompanying table.
		Per Common Share Amounts
Monthly Distributions (Ex-Dividend Date)	NUV	NUW	NMI	NEV
November 2020	$0.0310	$0.0390	$0.0330	$0.0610
December	0.0310	0.0390	0.0330	0.0610
January	0.0310	0.0390	0.0330	0.0610
February	0.0310	0.0390	0.0330	0.0610
March	0.0310	0.0390	0.0330	0.0610
April 2021	0.0310	0.0390	0.0330	0.0610
Total Distributions from Net Investment Income	$0.1860	$0.2340	$0.1980	$0.3660
Total Distributions from Long Term Capital Gains*	$ —	$ —	$ —	$0.2340
Total Distributions	$0.1860	$0.2340	$0.1980	$0.6000

Yields
Market Yield**	3.30%	2.79%	3.43%	4.25%
Taxable-Equivalent Yield**	5.54%	4.61%	5.74%	7.05%

*	Distribution paid in December 2020.
**
Market Yield is based on the Fund’s current annualized monthly dividend divided by the Fund’s current market price as of the end of the reporting period. Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 40.8%. Your actual federal income tax rate may differ from the assumed rate. The Taxable-Equivalent Yield also takes into account the percentage of the Fund’s income generated and paid by the Fund (based on payments made during the previous calendar year) that was not exempt from federal income tax. Separately, if the comparison were instead to investments that generate qualified dividend income, which is taxable at a rate lower than an individual’s ordinary graduated tax rate, the fund’s Taxable-Equivalent Yield would be lower.

Each Fund seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit each Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. Distributions to common shareholders are determined on a tax basis, which may differ from amounts recorded in the accounting records. In instances where the monthly dividend exceeds the earned net investment income, the Fund would report a negative undistributed net ordinary income. Refer to Note 6 – Income Tax Information for additional information regarding the amounts of undistributed net ordinary income and undistributed net long-term capital gains and the character of the actual distributions paid by the Fund during the period.
All monthly dividends paid by each Fund during the current reporting period were paid from net investment income. If a portion of the Fund’s monthly distributions is sourced or comprised of elements other than net investment income, including capital gains and/or a return of capital, common shareholders will be notified of those sources. For financial reporting purposes, the per share amounts of each Fund’s distributions for the reporting period are presented in this report’s Financial Highlights. For income tax purposes, distribution information for each Fund as of its most recent tax year end is presented in Note 6 – Income Tax Information within the Notes to Financial Statements of this report.
NUVEEN CLOSED-END FUND DISTRIBUTION AMOUNTS
The Nuveen Closed-End Funds’ monthly and quarterly periodic distributions to shareholders are posted on www.nuveen.com and can be found on Nuveen’s enhanced closed-end fund resource page, which is at https://www.nuveen.com/resource-center-closedendfunds, along with other Nuveen closed-end fund product updates. To ensure timely access to the latest information, shareholders may use a subscribe function, which can be activated at this web page (https://www.nuveen.com/subscriptions).

COMMON SHARE EQUITY SHELF PROGRAM
During the current reporting period, NUW and NMI were authorized by the Securities and Exchange Commission to issue additional common shares through an equity shelf program (Shelf Offering). Under these programs, NUW and NMI, subject to market conditions, may raise additional capital from time to time in varying amounts and offering methods at a net price at or above each Fund’s NAV per common share. The total amount of common shares authorized under these Shelf Offerings are shown in the accompanying table.
	NUW	NMI
Additional authorized common shares	1,500,000	2,200,000
During the current reporting period, NMI sold common shares through its Shelf Offering at a weighted average premium to the NAV per common share as shown in the accompanying table.
NMI
Common shares sold through shelf offering	256,675
Weighted average premium to NAV per common share sold	1.77%
Refer to the Notes to Financial Statements, Note 5 – Fund Shares for further details on Shelf Offerings and each Fund’s transactions.
COMMON SHARE REPURCHASES
During August 2020, the Funds’ Board of Directors/Trustees reauthorized an open-market common share repurchase program, allowing each Fund to repurchase an aggregate of up to approximately 10% of its outstanding common shares.
As of April 30, 2021, and since the inception of the Funds’ repurchase programs, the Funds have cumulatively repurchased and retired their outstanding common shares as shown in the accompanying table.
	NUV	NUW	NMI	NEV
Common shares cumulatively repurchased and retired	—	—	—	—
Common shares authorized for repurchase	20,695,000	1,550,000	915,000	2,495,000

During the current reporting period, the Funds did not repurchase any of their outstanding common shares.
OTHER COMMON SHARE INFORMATION
As of April 30, 2021, the Funds’ common share prices were trading at a premium/(discount) to their common share NAVs and trading at an average premium/(discount) to NAV during the current reporting period, as follows:
	NUV	NUW	NMI	NEV
Common share NAV	$10.71	$17.45	$11.36	$15.78
Common share price	$11.27	$16.75	$11.56	$17.23
Premium/(Discount) to NAV	5.23%	(4.01)%	1.76%	9.19%
Average premium/(discount) to NAV	3.98%	(5.00)%	0.64%	2.77%

NUV	Nuveen Municipal Value Fund, Inc.
Performance Overview and Holding Summaries as of April 30, 2021

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of April 30, 2021

	Cumulative		Average Annual
	6-Month	1-Year	5-Year	10-Year
NUV at Common Share NAV	3.98%	10.59%	4.20%	5.78%
NUV at Common Share Price	6.07%	21.59%	5.28%	6.57%
S&P Municipal Bond Index	2.42%	7.40%	3.46%	4.51%
Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.
Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	100.0%
Other Assets Less Liabilities	1.3%
Net Assets Plus Floating Rate
Obligations
Floating Rate Obligations	(1.3)%
Net Assets	100%

Portfolio Credit Quality
(% of total investment exposure)
U.S. Guaranteed	10.7%
AAA	5.9%
AA	31.8%
A	24.7%
BBB	19.2%
BB or Lower	2.5%
N/R (not rated)	5.2%
Total	100%

Portfolio Composition
(% of total investments)
Tax Obligation/Limited	26.2%
Transportation	21.3%
Tax Obligation/General	13.0%
Utilities	11.9%
U.S. Guaranteed	11.1%
Health Care	8.3%
Other	8.2%
Total	100%

States and Territories
(% of total municipal bonds)
Texas	15.1%
Illinois	12.2%
California	8.4%
Colorado	7.2%
New York	6.7%
New Jersey	4.7%
Ohio	3.7%
Florida	3.7%
Washington	3.2%
Nevada	2.8%
Michigan	2.8%
Georgia	2.3%
District of Columbia	2.2%
South Carolina	1.8%
Kentucky	1.8%
Indiana	1.8%
Other[1]	19.6%
Total	100%

1	See Portfolio of Investments for details on “other” States and Territories.

NUW	Nuveen AMT-Free Municipal Value Fund
Performance Overview and Holding Summaries as of April 30, 2021

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of April 30, 2021

	Cumulative		Average Annual
	6-Month	1-Year	5-Year	10-Year
NUW at Common Share NAV	5.22%	13.73%	4.17%	5.94%
NUW at Common Share Price	4.80%	18.98%	3.22%	5.90%
S&P Municipal Bond Index	2.42%	7.40%	3.46%	4.51%
Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.
Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	99.3%
Common Stocks	0.1%
Short-Term Municipal Bonds	0.1%
Other Assets Less Liabilities	1.5%
Net Assets Plus Floating Rate
Obligations	101.0%
Floating Rate Obligations	(1.0)%
Net Assets	100%

Portfolio Credit Quality
(% of total investment exposure)
U.S. Guaranteed	2.5%
AAA	7.5%
AA	35.0%
A	25.1%
BBB	21.3%
BB or Lower	2.3%
N/R (not rated)	6.2%
N/A (not applicable)	0.1%
Total	100%

Portfolio Composition
(% of total investments)
Tax Obligation/Limited	23.9%
Utilities	19.9%
Tax Obligation/General	15.7%
Transportation	13.8%
Health Care	10.5%
Education and Civic Organizations	5.1%
Other	11.1%
Total	100%

States and Territories
(% of total municipal bonds)
California	12.4%
Texas	10.4%
New Jersey	8.8%
Illinois	8.2%
New York	6.0%
Colorado	5.4%
Pennsylvania	5.4%
Nevada	5.4%
Washington	4.4%
Florida	3.9%
Kentucky	3.5%
Maryland	3.1%
Georgia	2.9%
Puerto Rico	2.8%
Other[1]	17.4%
Total	100%

1	See Portfolio of Investments for details on “other” States and Territories.

NMI	Nuveen Municipal Income Fund, Inc.
Performance Overview and Holding Summaries as of April 30, 2021

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of April 30, 2021

	Cumulative		Average Annual
	6-Month	1-Year	5-Year	10-Year
NMI at Common Share NAV	4.34%	11.55%	3.61%	5.70%
NMI at Common Share Price	4.01%	16.73%	2.94%	6.33%
S&P Municipal Bond Index	2.42%	7.40%	3.46%	4.51%
Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.
Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	97.6%
Other Assets Less Liabilities	2.4%
Net Assets	100%

Portfolio Credit Quality
(% of total investment exposure)
U.S. Guaranteed	10.5%
AAA	0.5%
AA	20.3%
A	35.4%
BBB	20.5%
BB or Lower	4.5%
N/R (not rated)	8.3%
Total	100%

Portfolio Composition
(% of total investments)
Health Care	24.0%
Tax Obligation/General	15.3%
Tax Obligation/Limited	14.4%
Transportation	12.4%
U.S. Guaranteed	10.5%
Education and Civic Organizations	9.4%
Utilities	5.7%
Other	8.3%
Total	100%

States and Territories
(% of total municipal bonds)
California	14.8%
Illinois	11.0%
Colorado	10.4%
Texas	5.3%
Florida	5.2%
Wisconsin	4.6%
Missouri	3.8%
Michigan	3.5%
Ohio	3.5%
New Jersey	3.0%
Indiana	3.0%
Georgia	2.8%
Pennsylvania	2.7%
Louisiana	2.4%
Arizona	2.4%
North Carolina	2.4%
Other[1]	19.2%
Total	100%

1	See Portfolio of Investments for details on “other” States and Territories.

NEV	Nuveen Enhanced Municipal Value Fund
Performance Overview and Holding Summaries as of April 30, 2021

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of April 30, 2021

	Cumulative		Average Annual
	6-Month	1-Year	5-Year	10-Year
NEV at Common Share NAV	8.95%	20.51%	5.37%	8.03%
NEV at Common Share Price	22.47%	42.43%	7.10%	9.63%
S&P Municipal Bond Index	2.42%	7.40%	3.46%	4.51%
Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.
Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	129.6%
Common Stocks	1.9%
Other Assets Less Liabilities	2.1%
Net Assets Plus Floating Rate
Obligations	133.6%
Floating Rate Obligations	(33.6)%
Net Assets	100%

Portfolio Credit Quality
(% of total investment exposure)
U.S. Guaranteed	8.5%
AAA	1.2%
AA	23.8%
A	15.8%
BBB	30.8%
BB or Lower	9.2%
N/R (not rated)	9.4%
N/A (not applicable)	1.3%
Total	100%

Portfolio Composition
(% of total investments)
Tax Obligation/Limited	24.8%
Health Care	19.2%
Transportation	16.3%
Tax Obligation/General	12.4%
Utilities	6.8%
Education and Civic Organizations	6.3%
Other	14.2%
Total	100%

States and Territories
(% of total municipal bonds)
Illinois	15.0%
New Jersey	10.8%
California	7.8%
Florida	7.7%
New York	7.5%
Wisconsin	6.6%
Pennsylvania	5.6%
Ohio	5.3%
Louisiana	4.8%
Guam	4.4%
Texas	2.6%
Puerto Rico	2.5%
Other[1]	19.4%
Total	100%

1	See Portfolio of Investments for details on “other” States and Territories.

NUV	Nuveen Municipal Value Fund, Inc. Portfolio of Investments April 30, 2021 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 100.0%
	MUNICIPAL BONDS – 100.0%
	Alabama – 0.2%
	Birmingham Airport Authority, Alabama, Airport Revenue Bonds, Series 2020:
$ 255	4.000%, 7/01/39 – BAM Insured	7/30 at 100.00	AA	$ 302,739
225	4.000%, 7/01/40 – BAM Insured	7/30 at 100.00	AA	266,557
3,805	Homewood, Alabama, General Obligation Warrants, Series 2016, 5.000%, 9/01/36	9/26 at 100.00	AA+	4,611,622
4,285	Total Alabama			5,180,918
	Alaska – 0.1%
2,710	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed	5/21 at 100.00	B3	2,753,983
	Bonds, Series 2006A, 5.000%, 6/01/32
	Arizona – 1.0%
7,525	Chandler Industrial Development Authority, Arizona, Industrial Development Revenue	6/24 at 100.00	A+	8,553,968
	Bonds, Intel Corporation Project, Series 2019, 5.000%, 6/01/49 (Mandatory Put 6/03/24) (AMT)
2,935	Phoenix Civic Improvement Corporation, Arizona, Airport Revenue Bonds, Senior Lien	7/27 at 100.00	Aa3	3,571,132
	Series 2017A, 5.000%, 7/01/35
780	Phoenix Civic Improvement Corporation, Arizona, Excise Tax Revenue Bonds, Subordinate	7/30 at 100.00	AAA	936,499
	Lien Series 2020A, 4.000%, 7/01/45
5,600	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy	No Opt. Call	A3	7,880,768
	Inc Prepay Contract Obligations, Series 2007, 5.000%, 12/01/37
	Tucson, Arizona, Water System Revenue Bonds, Refunding Series 2017:
1,000	5.000%, 7/01/34	7/27 at 100.00	AA	1,221,960
750	5.000%, 7/01/35	7/27 at 100.00	AA	915,038
18,590	Total Arizona			23,079,365
	California – 8.4%
4,615	Anaheim Public Financing Authority, California, Lease Revenue Bonds, Public Improvement	No Opt. Call	AA	4,560,266
	Project, Series 1997C, 0.000%, 9/01/23 – AGM Insured
5,000	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge,	4/23 at 100.00	A1 (4)	5,467,950
	Series 2013S-4, 5.000%, 4/01/38 (Pre-refunded 4/01/23)
405	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds,	6/30 at 100.00	BBB+	469,723
	Los Angeles County Securitization Corporation, Series 2020A, 4.000%, 6/01/49
1,250	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds,	12/30 at 100.00	BBB+	1,450,962
	Sonoma County Tobacco Securitization Corporation, Series 2020A, 4.000%, 6/01/49
1,175	California Department of Water Resources, Central Valley Project Water System Revenue	12/26 at 100.00	AAA	1,447,471
	Bonds, Refunding Series 2016AW, 5.000%, 12/01/33
	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter
	Health, Refunding Series 2016B:
4,080	5.000%, 11/15/46 (Pre-refunded 11/15/26)	11/26 at 100.00	N/R (4)	5,067,646
5,920	5.000%, 11/15/46	11/26 at 100.00	A1	7,105,776
1,200	California Health Facilities Financing Authority, Revenue Bonds, Children’s Hospital Los	8/27 at 100.00	BBB+	1,426,152
	Angeles, Series 2017A, 5.000%, 8/15/37
3,850	California Health Facilities Financing Authority, Revenue Bonds, Saint Joseph Health	7/23 at 100.00	AA–	4,243,354
	System, Series 2013A, 5.000%, 7/01/33
6,130	California Municipal Finance Authority, Revenue Bonds, Linxs APM Project, Senior Lien	6/28 at 100.00	BBB–	7,410,557
	Series 2018A, 5.000%, 12/31/43 (AMT)
2,725	California Pollution Control Financing Authority, Water Furnishing Revenue Bonds, San	1/29 at 100.00	BBB	3,251,497
	Diego County Water Authority Desalination Project Pipeline, Refunding Series 2019,
	5.000%, 11/21/45, 144A

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$ 1,625	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects,	11/23 at 100.00	Aa3	$ 1,807,666
	Series 2013I, 5.000%, 11/01/38
5,000	California State, General Obligation Bonds, Various Purpose Series 2011, 5.000%, 10/01/41	10/21 at 100.00	Aa2	5,097,250
3,500	California Statewide Communities Development Authority, California, Revenue Bonds, Loma	6/26 at 100.00	BB	3,926,650
	Linda University Medical Center, Series 2016A, 5.000%, 12/01/46, 144A
4,505	Covina-Valley Unified School District, Los Angeles County, California, General	No Opt. Call	A+	4,071,529
	Obligation Bonds, Series 2003B, 0.000%, 6/01/28 – FGIC Insured
5,700	East Bay Municipal Utility District, Alameda and Contra Costa Counties, California,	6/27 at 100.00	AAA	7,066,689
	Water System Revenue Bonds, Green Series 2017A, 5.000%, 6/01/45
2,180	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds,	1/31 at 100.00	A–	2,616,414
	Refunding Series 2013A, 0.000%, 1/15/42 (5)
30,000	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds,	No Opt. Call	AA+ (4)	29,972,100
	Series 1995A, 0.000%, 1/01/22 (ETM)
13,920	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement	6/22 at 100.00	N/R	14,382,840
	Asset-Backed Bonds, Series 2018A-1, 5.000%, 6/01/47
	Merced Union High School District, Merced County, California, General Obligation Bonds,
	Series 1999A:
2,500	0.000%, 8/01/23 – FGIC Insured	No Opt. Call	AA–	2,474,550
2,555	0.000%, 8/01/24 – FGIC Insured	No Opt. Call	AA–	2,503,491
2,365	Montebello Unified School District, Los Angeles County, California, General Obligation	No Opt. Call	A–	2,177,266
	Bonds, Election 1998 Series 2004, 0.000%, 8/01/27 – FGIC Insured
	Mount San Antonio Community College District, Los Angeles County, California, General
	Obligation Bonds, Election of 2008, Series 2013A:
3,060	0.000%, 8/01/28 (5)	2/28 at 100.00	Aa1	3,610,066
2,315	0.000%, 8/01/43 (5)	8/35 at 100.00	Aa1	2,607,176
3,550	M-S-R Energy Authority, California, Gas Revenue Bonds, Citigroup Prepay Contracts,	No Opt. Call	A	5,818,911
	Series 2009C, 6.500%, 11/01/39
80	Palomar Pomerado Health, California, General Obligation Bonds, Series 2009A, 7.000%,	8/29 at 100.00	AA	114,024
	8/01/38 – AGC Insured
10,150	Placer Union High School District, Placer County, California, General Obligation Bonds,	No Opt. Call	AA	7,911,113
	Series 2004C, 0.000%, 8/01/33 – AGM Insured
	San Bruno Park School District, San Mateo County, California, General Obligation Bonds,
	Series 2000B:
2,575	0.000%, 8/01/24 – FGIC Insured	No Opt. Call	Aa2	2,512,505
2,660	0.000%, 8/01/25 – FGIC Insured	No Opt. Call	Aa2	2,556,340
415	San Diego Tobacco Settlement Revenue Funding Corporation, California, Tobacco Settlement	6/28 at 100.00	BBB	455,695
	Bonds, Subordinate Series 2018C, 4.000%, 6/01/32
10,000	San Francisco Airports Commission, California, Revenue Bonds, San Francisco	5/29 at 100.00	A1	12,616,700
	International Airport, Refunding Second Series 2019D, 5.000%, 5/01/39
12,095	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road	No Opt. Call	Baa2	11,565,118
	Revenue Bonds, Refunding Series 1997A, 0.000%, 1/15/25 – NPFG Insured
13,220	San Mateo County Community College District, California, General Obligation Bonds,	No Opt. Call	AAA	12,229,029
	Series 2006A, 0.000%, 9/01/28 – NPFG Insured
5,000	San Mateo Union High School District, San Mateo County, California, General Obligation	No Opt. Call	Aaa	4,929,200
	Bonds, Election of 2000, Series 2002B, 0.000%, 9/01/24 – FGIC Insured
5,815	San Ysidro School District, San Diego County, California, General Obligation Bonds,	8/25 at 29.16	AA	1,580,401
	Refunding Series 2015, 0.000%, 8/01/48
755	Tobacco Securitization Authority of Northern California, Tobacco Settlement Asset-Backed	12/30 at 100.00	BBB–	860,134
	Bonds, Refunding Sacramento County Tobacco Securitization Corporation Series 2021B Class 2,
	4.000%, 6/01/49
181,890	Total California			187,364,211

NUV	Nuveen Municipal Value Fund, Inc. Portfolio of Investments (continued) April 30, 2021 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Colorado – 7.2%
$ 7,500	Arapahoe County School District 6, Littleton, Colorado, General Obligation Bonds, Series	12/28 at 100.00	Aa1	$ 9,882,675
	2019A, 5.500%, 12/01/43
7,105	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health	1/23 at 100.00	BBB+ (4)	7,698,694
	Initiatives, Series 2013A, 5.250%, 1/01/45 (Pre-refunded 1/01/23)
4,155	Colorado Health Facilities Authority, Colorado, Revenue Bonds, CommonSpirit Health,	8/29 at 100.00	BBB+	4,707,283
	Series 2019A-1, 4.000%, 8/01/44
1,255	Colorado High Performance Transportation Enterprise, C-470 Express Lanes Revenue Bonds,	12/24 at 100.00	BBB	1,440,087
	Senior Lien Series 2017, 5.000%, 12/31/51
2,000	Colorado State Board of Governors, Colorado State University Auxiliary Enterprise System	3/22 at 100.00	AA (4)	2,081,120
	Revenue Bonds, Series 2012A, 5.000%, 3/01/41 (Pre-refunded 3/01/22)
4,500	Colorado State, Building Excellent Schools Today, Certificates of Participation, Series	3/28 at 100.00	Aa2	5,541,525
	2018N, 5.000%, 3/15/37
	Colorado State, Certificates of Participation, Lease Purchase Financing Program,
	National Western Center, Series 2018A:
1,250	5.000%, 9/01/30	3/28 at 100.00	Aa2	1,574,263
2,000	5.000%, 9/01/31	3/28 at 100.00	Aa2	2,509,600
1,260	5.000%, 9/01/32	3/28 at 100.00	Aa2	1,576,449
620	5.000%, 9/01/33	3/28 at 100.00	Aa2	773,481
3,790	Colorado State, Certificates of Participation, Rural Series 2018A, 5.000%, 12/15/37	12/28 at 100.00	Aa2	4,780,441
	Denver City and County, Colorado, Airport System Revenue Bonds, Series 2012B:
2,750	5.000%, 11/15/25	11/22 at 100.00	AA–	2,948,990
2,200	5.000%, 11/15/29 (Pre-refunded 11/15/22)	11/22 at 100.00	AA– (4)	2,363,042
5,160	Denver City and County, Colorado, Airport System Revenue Bonds, Subordinate Lien Series	11/23 at 100.00	A+	5,686,630
	2013B, 5.000%, 11/15/43
2,000	Denver Convention Center Hotel Authority, Colorado, Revenue Bonds, Convention Center	12/26 at 100.00	Baa2	2,322,980
	Hotel, Refunding Senior Lien Series 2016, 5.000%, 12/01/35
	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2000B:
9,660	0.000%, 9/01/29 – NPFG Insured	No Opt. Call	A	8,508,914
24,200	0.000%, 9/01/31 – NPFG Insured	No Opt. Call	A	20,127,866
17,000	0.000%, 9/01/32 – NPFG Insured	No Opt. Call	A	13,766,770
1,705	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2020A,	9/24 at 100.00	A	1,912,038
	5.000%, 9/01/40
7,600	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Refunding Series 2006B,	9/26 at 52.09	A	3,620,716
	0.000%, 9/01/39 – NPFG Insured
	Higher Education, Lease Purchase Financing Program Certificates of Participation, Series 2020:
900	4.000%, 9/01/38	9/31 at 100.00	Aa2	1,104,003
4,475	4.000%, 9/01/40	9/31 at 100.00	Aa2	5,455,875
2,750	4.000%, 9/01/41	9/31 at 100.00	Aa2	3,342,377
8,000	Public Authority for Colorado Energy, Natural Gas Purchase Revenue Bonds, Colorado	No Opt. Call	A+	12,406,480
	Springs Utilities, Series 2008, 6.500%, 11/15/38
5,000	Rangely Hospital District, Rio Blanco County, Colorado, General Obligation Bonds,	11/21 at 100.00	Baa3	5,082,600
	Refunding Series 2011, 6.000%, 11/01/26
1,400	Regional Transportation District, Colorado, Private Activity Bonds, Denver Transit	1/31 at 100.00	A–	1,684,578
	Partners Eagle P3 Project, Series 2020A, 4.000%, 7/15/34
12,500	Regional Transportation District, Colorado, Sales Tax Revenue Bonds, Fastracks Project,	5/31 at 100.00	AA+	15,241,125
	Refunding Green Series 2021B, 4.000%, 11/01/40
4,945	Regional Transportation District, Colorado, Sales Tax Revenue Bonds, Fastracks Project,	11/26 at 100.00	AA+	5,895,775
	Series 2017A, 5.000%, 11/01/40
4,250	University of Colorado, Enterprise System Revenue Bonds, Series 2018B, 5.000%, 6/01/43	6/28 at 100.00	Aa1	5,261,117
151,930	Total Colorado			159,297,494

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Connecticut – 0.8%
$ 1,500	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Hartford	7/21 at 100.00	A+ (4)	$ 1,511,670
	HealthCare, Series 2011A, 5.000%, 7/01/41 (Pre-refunded 7/01/21)
8,440	Connecticut State, General Obligation Bonds, Series 2015E, 5.000%, 8/01/29	8/25 at 100.00	Aa3	9,938,522
5,000	Connecticut State, General Obligation Bonds, Series 2015F, 5.000%, 11/15/33	11/25 at 100.00	Aa3	5,903,350
10,153	Mashantucket Western Pequot Tribe, Connecticut, Special Revenue Bonds, Subordinate	No Opt. Call	N/R	863,030
	Series 2013A, 6.050%, 7/01/31 (cash 4.000%, PIK 2.050%) (6)
25,093	Total Connecticut			18,216,572
	District of Columbia – 2.2%
15,000	District of Columbia Tobacco Settlement Corporation, Tobacco Settlement Asset-Backed	6/21 at 21.42	N/R	3,197,850
	Bonds, Series 2006A, 0.000%, 6/15/46
5,390	District of Columbia Water and Sewer Authority, Public Utility Revenue Bonds, Senior	4/28 at 100.00	AAA	6,679,558
	Lien Series 2018B, 5.000%, 10/01/43
3,865	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds,	10/29 at 100.00	A–	4,757,622
	Dulles Metrorail & Capital improvement Projects, Refunding & Subordinate Lien Series 2019B,
	5.000%, 10/01/47
14,110	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds,	4/22 at 100.00	A–	14,632,634
	Dulles Metrorail & Capital Improvement Projects, Refunding Second Senior Lien Series 2014A,
	5.000%, 10/01/53
10,000	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds,	10/28 at 100.00	A–	13,409,400
	Dulles Metrorail Capital Appreciation, Second Senior Lien Series 2010B, 6.500%, 10/01/44
	Washington Convention and Sports Authority, Washington DC, Dedicated Tax Revenue Bonds,
	Refunding Senior Lien Series 2021A:
670	4.000%, 10/01/36 (WI/DD, Settling 5/27/21)	10/30 at 100.00	AA	800,328
1,000	4.000%, 10/01/37 (WI/DD, Settling 5/27/21)	10/30 at 100.00	AA	1,191,660
1,300	4.000%, 10/01/40 (WI/DD, Settling 5/27/21)	10/30 at 100.00	AA	1,534,936
2,390	Washington Metropolitan Area Transit Authority, District of Columbia, Dedicated Revenue	7/30 at 100.00	AA	2,826,486
	Bonds, Series 2020A, 4.000%, 7/15/45
53,725	Total District of Columbia			49,030,474
	Florida – 3.7%
1,240	Broward County, Florida, Half-Cent Sales Tax Revenue Bonds, Refunding Series 2020,	10/30 at 100.00	AA+	1,502,372
	4.000%, 10/01/40
3,000	Cape Coral, Florida, Water and Sewer Revenue Bonds, Refunding Series 2011, 5.000%,	10/21 at 100.00	AA (4)	3,059,610
	10/01/41 – AGM Insured (Pre-refunded 10/01/21)
565	Florida Development Finance Corporation, Educational Facilities Revenue Bonds,	6/25 at 100.00	N/R	643,015
	Renaissance Charter School Income Projects, Series 2015A, 6.000%, 6/15/35, 144A
4,000	Gainesville, Florida, Utilities System Revenue Bonds, Series 2017A, 5.000%, 10/01/37	10/27 at 100.00	AA–	4,955,440
3,500	Gainesville, Florida, Utilities System Revenue Bonds, Series 2019A, 5.000%, 10/01/44	10/29 at 100.00	AA–	4,416,685
2,290	Hillsborough County Aviation Authority, Florida, Revenue Bonds, Tampa International	10/24 at 100.00	A1	2,612,752
	Airport, Subordinate Lien Series 2015B, 5.000%, 10/01/40
5,090	Miami-Dade County Expressway Authority, Florida, Toll System Revenue Bonds, Series	6/21 at 100.00	A	5,104,354
	2010A, 5.000%, 7/01/40
9,500	Miami-Dade County Health Facility Authority, Florida, Hospital Revenue Bonds, Miami	8/21 at 100.00	A (4)	9,633,000
	Children’s Hospital, Series 2010A, 6.000%, 8/01/46 (Pre-refunded 8/01/21)
2,000	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport,	10/24 at 100.00	A2	2,285,520
	Refunding Series 2014B, 5.000%, 10/01/37
4,000	Miami-Dade County, Florida, Transit System Sales Surtax Revenue Bonds, Refunding Series	7/22 at 100.00	AA (4)	4,226,840
	2012, 5.000%, 7/01/42 (Pre-refunded 7/01/22)
	Orlando Utilities Commission, Florida, Utility System Revenue Bonds, Series 2018A:
3,500	5.000%, 10/01/36	10/27 at 100.00	AA	4,350,710
3,780	5.000%, 10/01/37	10/27 at 100.00	AA	4,696,121
1,120	5.000%, 10/01/38	10/27 at 100.00	AA	1,390,234

NUV	Nuveen Municipal Value Fund, Inc. Portfolio of Investments (continued) April 30, 2021 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Florida (continued)
$ 10,725	Orlando, Florida, Contract Tourist Development Tax Payments Revenue Bonds, Series 2014A,	5/24 at 100.00	Aa2 (4)	$ 12,256,208
	5.000%, 11/01/44 (Pre-refunded 5/01/24)
3,250	Palm Beach County Health Facilities Authority, Florida, Revenue Bonds, Jupiter Medical	11/22 at 100.00	BBB+	3,382,697
	Center, Series 2013A, 5.000%, 11/01/43
4,000	Pembroke Pines, Florida, Capital Improvement Revenue Bonds, Series 2019A, 4.000%, 7/01/38	7/29 at 100.00	AA	4,683,880
1,020	Putnam County Development Authority, Florida, Pollution Control Revenue Bonds, Seminole	5/28 at 100.00	A–	1,233,211
	Electric Cooperative, Inc Project, Refunding Series 2018B, 5.000%, 3/15/42
6,865	South Broward Hospital District, Florida, Hospital Revenue Bonds, Refunding Series 2015,	5/25 at 100.00	AA	7,502,346
	4.000%, 5/01/34
3,300	Tampa, Florida, Health System Revenue Bonds, Baycare Health System, Series 2012A,	5/22 at 100.00	Aa2	3,451,338
	5.000%, 11/15/33
72,745	Total Florida			81,386,333
	Georgia – 2.3%
3,325	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Refunding Series 2015,	5/25 at 100.00	Aa2	3,876,152
	5.000%, 11/01/40
4,945	Burke County Development Authority, Georgia, Pollution Control Revenue Bonds, Georgia	No Opt. Call	A–	5,132,861
	Power Company, Fourth Series 1994, 2.250%, 10/01/32 (Mandatory Put 5/25/23)
2,290	Fulton County Development Authority, Georgia, Hospital Revenue Bonds, Wellstar Health	4/27 at 100.00	A	2,699,498
	System, Inc Project, Series 2017A, 5.000%, 4/01/47
6,000	Gainesville and Hall County Hospital Authority, Georgia, Revenue Anticipation	2/27 at 100.00	AA	7,249,560
	Certificates, Northeast Georgia Health Services Inc, Series 2017B, 5.500%, 2/15/42
1,500	Geo L Smith II Georgia World Congress Center Authority, Georgia, Convention Center Hotel	1/31 at 100.00	BBB–	1,706,085
	Revenue Bonds, First Tier Series 2021A, 4.000%, 1/01/54
5,865	Municipal Electric Authority of Georgia, General Resolution Projects Subordinated Bonds,	1/28 at 100.00	A1	7,018,352
	Series 20188HH, 5.000%, 1/01/44
16,145	Municipal Electric Authority of Georgia, Plant Vogtle Units 3 & 4 Project J Bonds,	7/28 at 100.00	A	19,289,077
	Series 2019A, 5.000%, 1/01/49
2,415	Municipal Electric Authority of Georgia, Project One Revenue Bonds, Subordinate Lien	1/25 at 100.00	A2	2,752,013
	Series 2015A, 5.000%, 1/01/35
2,000	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Emory University,	10/26 at 100.00	AA	2,421,920
	Refunding Series 2016A, 5.000%, 10/01/46
44,485	Total Georgia			52,145,518
	Guam – 0.0%
330	Guam International Airport Authority, Revenue Bonds, Series 2013C, 6.375%, 10/01/43 (AMT)	10/23 at 100.00	Baa2	354,724
	Hawaii – 0.4%
4,830	Honolulu City and County, Hawaii, General Obligation Bonds, Series 2018A, 5.000%, 9/01/40	9/28 at 100.00	Aa1	6,033,105
3,000	Honolulu City and County, Hawaii, Wastewater System Revenue Bonds, First Bond	1/28 at 100.00	Aa2	3,704,250
	Resolution, Senior Series 2018A, 5.000%, 7/01/37
7,830	Total Hawaii			9,737,355
	Idaho – 0.1%
	University of Idaho, General Revenue Bonds, Refunding Series 2021A:
505	5.000%, 4/01/39 – AGM Insured	4/31 at 100.00	AA	664,519
545	5.000%, 4/01/41 – AGM Insured	4/31 at 100.00	AA	713,612
1,050	Total Idaho			1,378,131
	Illinois – 12.2%
5,000	Chicago Board of Education, Illinois, Dedicated Capital Improvement Tax Revenue Bonds,	4/27 at 100.00	A–	6,010,350
	Series 2016, 6.000%, 4/01/46
5,000	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues,	12/25 at 100.00	BB	6,034,000
	Series 2016A, 7.000%, 12/01/44

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
$ 2,945	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues,	12/26 at 100.00	BB	$ 3,587,216
	Series 2016B, 6.500%, 12/01/46
4,710	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues,	12/27 at 100.00	BB	6,040,763
	Series 2017A, 7.000%, 12/01/46, 144A
17,725	Chicago Board of Education, Illinois, Unlimited Tax General Obligation Bonds, Dedicated	No Opt. Call	Baa2	17,000,756
	Tax Revenues, Series 1998B-1, 0.000%, 12/01/24 – FGIC Insured
7,495	Chicago Board of Education, Illinois, Unlimited Tax General Obligation Bonds, Dedicated	No Opt. Call	Baa2	5,814,846
	Tax Revenues, Series 1999A, 0.000%, 12/01/31 – NPFG Insured
1,500	Chicago Park District, Illinois, General Obligation Bonds, Limited Tax Series 2011A,	1/22 at 100.00	AA–	1,531,785
	5.000%, 1/01/36
1,000	Cook County, Illinois, General Obligation Bonds, Refunding Series 2018, 5.000%, 11/15/35	11/26 at 100.00	A+	1,214,760
1,680	Cook County, Illinois, General Obligation Bonds, Refunding Series 2021A, 5.000%, 11/15/33	11/30 at 100.00	A+	2,205,706
5,000	Cook County, Illinois, Sales Tax Revenue Bonds, Series 2012, 5.000%, 11/15/37	11/22 at 100.00	AA–	5,346,650
2,040	Cook County, Illinois, Sales Tax Revenue Bonds, Series 2021A, 4.000%, 11/15/40	11/30 at 100.00	AA–	2,426,294
5,000	Illinois Finance Authority, Revenue Bonds, Rush University Medical Center Obligated	5/25 at 100.00	AA–	5,697,550
	Group, Series 2015A, 5.000%, 11/15/38
	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers,
	Refunding Series 2015C:
560	5.000%, 8/15/35	8/25 at 100.00	A3	636,507
825	5.000%, 8/15/44	8/25 at 100.00	A3	926,500
3,000	Illinois Finance Authority, Revenue Bonds, University of Chicago, Series 2012A,	10/21 at 100.00	AA+	3,055,230
	5.000%, 10/01/51
5,125	Illinois State, General Obligation Bonds, November Series 2017C, 5.000%, 11/01/29	11/27 at 100.00	BBB–	6,108,180
1,755	Illinois State, General Obligation Bonds, October Series 2016, 5.000%, 2/01/27	No Opt. Call	BBB–	2,121,461
655	Illinois State, General Obligation Bonds, Refunding Series 2012, 5.000%, 8/01/25	8/22 at 100.00	BBB–	691,012
5,590	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Senior Lien Series 2013A,	1/23 at 100.00	AA–	5,994,772
	5.000%, 1/01/38
4,000	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Senior Lien Series 2016B,	7/26 at 100.00	AA–	4,777,160
	5.000%, 1/01/41
6,005	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Senior Lien Series 2020A,	1/31 at 100.00	AA–	7,647,067
	5.000%, 1/01/45
5,000	Lombard Public Facilities Corporation, Illinois, Conference Center and Hotel Revenue	3/28 at 100.00	N/R	4,943,800
	Bonds, First Tier Series 2005A-2, 5.500%, 1/01/36, 144A (6)
2,875	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project	12/29 at 100.00	BBB	3,228,596
	Bonds, Refunding Series 2020A, 4.000%, 6/15/50
16,800	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place	No Opt. Call	Baa2	16,721,880
	Expansion Project, Refunding Series 1996A, 0.000%, 12/15/21 – NPFG Insured
	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place
	Expansion Project, Series 1994B:
3,635	0.000%, 6/15/21 – NPFG Insured (ETM)	No Opt. Call	BBB (4)	3,633,619
5,245	0.000%, 6/15/28 – NPFG Insured	No Opt. Call	BBB	4,607,418
11,675	0.000%, 6/15/29 – FGIC Insured	No Opt. Call	BBB	9,929,938
	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place
	Expansion Project, Series 2002A:
2,315	5.700%, 6/15/24 (Pre-refunded 6/15/22)	6/22 at 101.00	N/R (4)	2,476,957
7,685	5.700%, 6/15/24	6/22 at 101.00	BBB	8,213,344
4,950	0.000%, 12/15/32 – NPFG Insured	No Opt. Call	BBB	3,749,526
21,375	0.000%, 6/15/34 – NPFG Insured	No Opt. Call	BBB	15,404,749
21,000	0.000%, 12/15/35 – NPFG Insured	No Opt. Call	BBB	14,350,980
21,970	0.000%, 6/15/36 – NPFG Insured	No Opt. Call	BBB	14,707,157
10,375	0.000%, 12/15/36 – NPFG Insured	No Opt. Call	BBB	6,809,839
10,000	0.000%, 12/15/37 – NPFG Insured	No Opt. Call	BBB	6,317,800
25,825	0.000%, 6/15/39 – NPFG Insured	No Opt. Call	BBB	15,371,815

NUV	Nuveen Municipal Value Fund, Inc. Portfolio of Investments (continued) April 30, 2021 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
$ 6,095	Regional Transportation Authority, Cook, DuPage, Kane, Lake, McHenry and Will Counties,	No Opt. Call	AA+	$ 8,669,833
	Illinois, General Obligation Bonds, Series 2002A, 6.000%, 7/01/32 – NPFG Insured
8,000	Regional Transportation Authority, Cook, DuPage, Kane, Lake, McHenry and Will Counties,	No Opt. Call	AA+	11,356,400
	Illinois, General Obligation Bonds, Series 2003A, 6.000%, 7/01/33 – NPFG Insured
5,000	Regional Transportation Authority, Cook, DuPage, Kane, Lake, McHenry and Will Counties,	6/24 at 100.00	AA+	5,602,700
	Illinois, General Obligation Bonds, Series 2014A, 5.000%, 6/01/44
5,020	Southwestern Illinois Development Authority, Local Government Revenue Bonds,	No Opt. Call	AA	4,905,946
	Edwardsville Community Unit School District 7 Project, Series 2007, 0.000%, 12/01/23 –
	AGM Insured
10,285	Springfield, Illinois, Water Revenue Bonds, Refunding Series 2012, 5.000%, 3/01/37	3/22 at 100.00	AA– (4)	10,702,160
	(Pre-refunded 3/01/22) (UB) (7)
615	University of Illinois, Health Services Facilities System Revenue Bonds, Series 2013,	10/23 at 100.00	A–	687,189
	6.000%, 10/01/42
	Will County Community Unit School District 201-U Crete-Monee, Illinois, General
	Obligation Bonds, Capital Appreciation Series 2004:
780	0.000%, 11/01/22 – NPFG Insured (ETM)	No Opt. Call	Baa2 (4)	775,593
2,550	0.000%, 11/01/22 – NPFG Insured	No Opt. Call	A	2,517,997
295,680	Total Illinois			270,553,801
	Indiana – 1.8%
5,010	Indiana Finance Authority, Hospital Revenue Bonds, Community Health Network Project,	5/23 at 100.00	A (4)	5,496,170
	Series 2012A, 5.000%, 5/01/42 (Pre-refunded 5/01/23)
2,250	Indiana Finance Authority, Hospital Revenue Bonds, Indiana University Health Obligation	6/25 at 100.00	AA	2,446,628
	Group, Refunding 2015A, 4.000%, 12/01/40
5,740	Indiana Finance Authority, Private Activity Bonds, Ohio River Bridges East End Crossing	7/23 at 100.00	A–	6,239,093
	Project, Series 2013A, 5.000%, 7/01/48 (AMT)
2,000	Indiana Municipal Power Agency Power Supply System Revenue Bonds, Refunding Series	7/26 at 100.00	A+	2,402,680
	2016A, 5.000%, 1/01/42
5,000	Indianapolis Local Public Improvement Bond Bank, Indiana, Community Justice Campus	2/29 at 100.00	AAA	6,266,450
	Bonds, Courthouse & Jail Project, Series 2019A, 5.250%, 2/01/54
	Indianapolis Local Public Improvement Bond Bank, Indiana, Series 1999E:
2,400	0.000%, 2/01/25 – AMBAC Insured	No Opt. Call	AA	2,344,104
14,595	0.000%, 2/01/27 – AMBAC Insured	No Opt. Call	AA	13,809,059
36,995	Total Indiana			39,004,184
	Kentucky – 1.8%
300	Greater Kentucky Housing Assistance Corporation, FHA-Insured Section 8 Mortgage Revenue	5/21 at 100.00	Baa2	301,149
	Refunding Bonds, Series 1997A, 6.100%, 1/01/24 – NPFG Insured
	Kenton County Airport Board, Kentucky, Airport Revenue Bonds, Cincinnati/Northern
	Kentucky International Airport, Series 2016:
1,530	5.000%, 1/01/27	1/26 at 100.00	A1	1,829,758
1,600	5.000%, 1/01/28	1/26 at 100.00	A1	1,903,248
	Kentucky Bond Development Corporation, Transient Room Tax Revenue Bonds, Lexington
	Center Corporation Project, Series 2018A:
1,280	5.000%, 9/01/37	9/28 at 100.00	A2	1,569,446
1,435	5.000%, 9/01/38	9/28 at 100.00	A2	1,754,474
4,000	5.000%, 9/01/43	9/28 at 100.00	A2	4,854,120
2,000	5.000%, 9/01/48	9/28 at 100.00	A2	2,376,300
1,000	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Baptist	8/21 at 100.00	N/R (4)	1,013,510
	Healthcare System Obligated Group, Series 2011, 5.000%, 8/15/42 (Pre-refunded 8/15/21)
1,000	Kentucky Economic Development Finance Authority, Louisville Arena Project Revenue Bonds,	12/27 at 100.00	AA	1,142,920
	Louisville Arena Authority, Inc, Series 2017A, 4.000%, 12/01/41 – AGM Insured
8,935	Kentucky Economic Development Finance Authority, Revenue Bonds, Next Generation Kentucky	7/25 at 100.00	BBB+	9,915,527
	Information Highway Project, Senior Series 2015A, 5.000%, 1/01/45

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Kentucky (continued)
$ 6,000	Kentucky Public Transportation Infrastructure Authority, First Tier Toll Revenue Bonds,	7/31 at 100.00	Baa2	$ 7,210,860
	Downtown Crossing Project, Convertible Capital Appreciation Series 2013C, 0.000%, 7/01/39 (5)
5,000	Kentucky State Property and Buildings Commission, Revenue Bonds, Project 115, Series	4/27 at 100.00	A1	6,125,750
	2017, 5.000%, 4/01/30
34,080	Total Kentucky			39,997,062
	Louisiana – 0.9%
1,335	East Baton Rouge Sewerage Commission, Louisiana, Revenue Bonds, Refunding Series 2019A,	2/29 at 100.00	AA–	1,569,332
	4.000%, 2/01/45
4,420	Louisiana Stadium and Exposition District, Revenue Refunding Bonds, Senior Lien Series	7/23 at 100.00	AA–	4,852,895
	2013A, 5.000%, 7/01/28
9,040	New Orleans Aviation Board, Louisiana, General Airport Revenue Bonds, North Terminal	1/27 at 100.00	A2	10,785,534
	Project, Series 2017A, 5.000%, 1/01/48
1,470	New Orleans Aviation Board, Louisiana, Special Facility Revenue Bonds, Parking	10/28 at 100.00	AA	1,800,618
	Facilities Corporation Consolidated Garage System, Series 2018A, 5.000%, 10/01/43 –
	AGM Insured
16,265	Total Louisiana			19,008,379
	Maine – 1.2%
4,250	Maine Health and Higher Educational Facilities Authority Revenue Bonds, Eastern Maine	7/23 at 100.00	BBB	4,468,790
	Medical Center Obligated Group Issue, Series 2013, 5.000%, 7/01/33
	Maine Health and Higher Educational Facilities Authority Revenue Bonds, MaineHealth
	Issue, Series 2018A:
1,190	5.000%, 7/01/43	7/28 at 100.00	A+	1,440,019
5,940	5.000%, 7/01/48	7/28 at 100.00	A+	7,144,335
1,050	Maine Health and Higher Educational Facilities Authority, Revenue Bonds, Maine General	7/21 at 100.00	N/R (4)	1,061,025
	Medical Center, Series 2011, 6.750%, 7/01/41 (Pre-refunded 7/01/21)
10,000	Maine Turnpike Authority, Turnpike Revenue Bonds, Series 2020, 5.000%, 7/01/50	7/30 at 100.00	AA–	12,611,600
22,430	Total Maine			26,725,769
	Maryland – 1.4%
	Baltimore, Maryland, Convention Center Hotel Revenue Bonds, Refunding Series 2017:
630	5.000%, 9/01/31	9/27 at 100.00	CCC	660,467
1,945	5.000%, 9/01/32	9/27 at 100.00	CCC	2,039,177
3,455	5.000%, 9/01/34	9/27 at 100.00	CCC	3,624,779
2,000	5.000%, 9/01/35	9/27 at 100.00	CCC	2,098,140
4,500	5.000%, 9/01/42	9/27 at 100.00	CCC	4,723,830
3,500	5.000%, 9/01/46	9/27 at 100.00	CCC	3,676,015
2,350	Maryland Economic Development Corporation, Private Activity Revenue Bonds AP, Purple	9/26 at 100.00	BB–	2,688,235
	Line Light Rail Project, Green Bonds, Series 2016D, 5.000%, 3/31/41 (AMT)
1,050	Maryland Health and Higher Educational Facilities Authority, Maryland, Hospital Revenue	7/25 at 100.00	A–	1,195,183
	Bonds, Meritus Medical Center, Series 2015, 5.000%, 7/01/40
1,500	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Adventist	1/22 at 100.00	Baa3	1,557,810
	Healthcare, Series 2011A, 6.125%, 1/01/36
	Maryland Stadium Authority, Revenue Bonds, Baltimore City Public Schools Construction &
	Revitalization Program, Series 2018A:
2,260	5.000%, 5/01/47 (Pre-refunded 5/01/28)	5/28 at 100.00	N/R (4)	2,898,857
4,375	5.000%, 5/01/47	5/28 at 100.00	AA	5,365,894
27,565	Total Maryland			30,528,387
	Massachusetts – 1.2%
1,000	Massachusetts Department of Transportation, Metropolitan Highway System Revenue Bonds,	1/29 at 100.00	A+	1,250,940
	Refunding Senior Lien Series 2019A, 5.000%, 1/01/37
2,100	Massachusetts Development Finance Agency, Hospital Revenue Bonds, Cape Cod Healthcare	11/23 at 100.00	AA–	2,319,072
	Obligated Group, Series 2013, 5.250%, 11/15/41

NUV	Nuveen Municipal Value Fund, Inc. Portfolio of Investments (continued) April 30, 2021 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Massachusetts (continued)
$ 2,905	Massachusetts Development Finance Agency, Revenue Bonds, Boston Medical Center Issue,	7/25 at 100.00	BBB	$ 3,277,915
	Green Bonds, Series 2015D, 5.000%, 7/01/44
1,105	Massachusetts Development Finance Agency, Revenue Bonds, Boston Medical Center Issue,	7/26 at 100.00	BBB	1,290,585
	Series 2016E, 5.000%, 7/01/36
2,765	Massachusetts Development Finance Agency, Revenue Bonds, Dana-Farber Cancer Institute	12/26 at 100.00	A1	3,259,327
	Issue, Series 2016N, 5.000%, 12/01/46
9,110	Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Senior	5/23 at 100.00	AAA	10,011,344
	Series 2013A, 5.000%, 5/15/43 (Pre-refunded 5/15/23)
3,760	Massachusetts State, General Obligation Bonds, Consolidated Loan Series 2019C,	5/29 at 100.00	Aa1	4,768,958
	5.000%, 5/01/46
980	Massachusetts Turnpike Authority, Metropolitan Highway System Revenue Bonds, Senior	No Opt. Call	A+	880,118
	Series 1997A, 0.000%, 1/01/29 – NPFG Insured
320	Massachusetts Water Pollution Abatement Trust, Pooled Loan Program Bonds, Series 2000-6,	6/21 at 100.00	Aaa	321,251
	5.500%, 8/01/30
24,045	Total Massachusetts			27,379,510
	Michigan – 2.8%
	Detroit Academy of Arts and Sciences, Michigan, Public School Academy Revenue Bonds,
	Refunding Series 2013:
1,690	6.000%, 10/01/33	10/23 at 100.00	N/R	1,734,734
2,520	6.000%, 10/01/43	10/23 at 100.00	N/R	2,563,798
1,590	Detroit Local Development Finance Authority, Michigan, Tax Increment Bonds, Series	3/21 at 100.00	B–	1,590,000
	1998A, 5.500%, 5/01/21
1,415	Detroit Water and Sewerage Department, Michigan, Sewage Disposal System Revenue Bonds,	7/22 at 100.00	AA– (4)	1,499,334
	Refunding Senior Lien Series 2012A, 5.250%, 7/01/39 (Pre-refunded 7/01/22)
15	Detroit, Michigan, Second Lien Sewerage Disposal System Revenue Bonds, Series 2005A,	6/21 at 100.00	A+	15,046
	4.500%, 7/01/35 – NPFG Insured
3,000	Detroit, Michigan, Senior Lien Sewerage Disposal System Revenue Bonds, Series 2001B,	No Opt. Call	A+	3,703,980
	5.500%, 7/01/29 – NPFG Insured
5	Detroit, Michigan, Water Supply System Revenue Bonds, Second Lien Series 2003B, 5.000%,	6/21 at 100.00	A+	5,018
	7/01/34 – NPFG Insured
5	Detroit, Michigan, Water Supply System Revenue Bonds, Senior Lien Series 2003A, 5.000%,	6/21 at 100.00	A1	5,017
	7/01/34 – NPFG Insured
3,315	Michigan Finance Authority, Distributable State Aid Revenue Bonds, Charter County of	11/28 at 100.00	Aa3	4,083,516
	Wayne Criminal Justice Center Project, Senior Lien Series 2018, 5.000%, 11/01/43
2,360	Michigan Finance Authority, Distributable State Aid Revenue Bonds, Charter County of	11/30 at 100.00	AA	2,813,686
	Wayne, Second Lien Refunding Series 2020, 4.000%, 11/01/37
1,950	Michigan Finance Authority, Local Government Loan Program Revenue Bonds, Detroit Water &	7/22 at 100.00	N/R (4)	2,060,585
	Sewerage Department Water Supply System Local Project, Series 2014C-1, 5.000%, 7/01/44
	(Pre-refunded 7/01/22)
	Michigan Finance Authority, Revenue Bonds, Trinity Health Credit Group, Refunding
	Series 2011MI:
15	5.000%, 12/01/39 (Pre-refunded 12/01/21)	12/21 at 100.00	N/R (4)	15,411
4,585	5.000%, 12/01/39 (Pre-refunded 12/01/21)	12/21 at 100.00	AA– (4)	4,714,618
5,000	Michigan Finance Authority, Revenue Bonds, Trinity Health Credit Group, Refunding Series	6/22 at 100.00	AA– (4)	5,263,150
	2015MI, 5.000%, 12/01/35 (Pre-refunded 6/01/22)
2,750	Michigan Finance Authority, Tobacco Settlement Asset- Backed Bonds, 2007 Sold Tobacco	12/30 at 100.00	BBB–	3,298,433
	Receipts, Series 2020B-1-CL2, 5.000%, 6/01/49
6,000	Michigan Hospital Finance Authority, Revenue Bonds, Ascension Health Senior Credit	11/26 at 100.00	AA+	6,721,020
	Group, Refunding & Project Series 2010F-6, 4.000%, 11/15/47
5,000	Michigan State Building Authority, Revenue Bonds, Facilities Program, Refunding Series	10/21 at 100.00	Aa2 (4)	5,118,350
	2011-II-A, 5.375%, 10/15/41 (Pre-refunded 10/15/21)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Michigan (continued)
	Michigan State Building Authority, Revenue Bonds, Facilities Program, Refunding Series 2015-I:
$ 435	5.000%, 4/15/30 (Pre-refunded 10/15/25)	10/25 at 100.00	N/R (4)	$ 522,687
9,565	5.000%, 4/15/30	10/25 at 100.00	Aa2	11,417,358
2,890	Oakland University, Michigan, General Revenue Bonds, Series 2012, 5.000%, 3/01/42	3/22 at 100.00	A1	2,992,508
1,100	Wayne County Airport Authority, Michigan, Revenue Bonds, Detroit Metropolitan Wayne	12/25 at 100.00	A1	1,288,936
	County Airport, Series 2015D, 5.000%, 12/01/45
55,205	Total Michigan			61,427,185
	Minnesota – 0.3%
3,200	Rochester, Minnesota, Health Care Facilities Revenue Bonds, Mayo Clinic, Refunding	No Opt. Call	AA	4,682,432
	Series 2016B, 5.000%, 11/15/34
1,480	University of Minnesota, General Obligation Bonds, Series 2016A, 5.000%, 4/01/41	4/26 at 100.00	Aa1	1,768,866
4,680	Total Minnesota			6,451,298
	Missouri – 0.2%
3,465	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds,	11/23 at 100.00	A2	3,795,769
	CoxHealth, Series 2013A, 5.000%, 11/15/48
	Montana – 0.6%
1,115	Billings, Montana, Sewer System Revenue Bonds, Series 2017, 5.000%, 7/01/33	7/27 at 100.00	AA+	1,365,607
	Montana Facility Finance Authority, Healthcare Facility Revenue Bonds, Kalispell
	Regional Medical Center, Series 2018B:
1,340	5.000%, 7/01/30	7/28 at 100.00	BBB	1,608,844
1,415	5.000%, 7/01/31	7/28 at 100.00	BBB	1,687,982
1,980	5.000%, 7/01/32	7/28 at 100.00	BBB	2,354,933
2,135	5.000%, 7/01/33	7/28 at 100.00	BBB	2,531,619
3,045	Montana Facility Finance Authority, Revenue Bonds, Billings Clinic Obligated Group,	8/28 at 100.00	AA–	3,745,959
	Series 2018A, 5.000%, 8/15/48
11,030	Total Montana			13,294,944
	Nebraska – 0.4%
	Central Plains Energy Project, Nebraska, Gas Project 3 Revenue Bonds, Refunding
	Crossover Series 2017A:
1,710	5.000%, 9/01/37	No Opt. Call	A	2,368,521
1,500	5.000%, 9/01/42	No Opt. Call	A	2,154,780
1,855	Central Plains Energy Project, Nebraska, Gas Project 3 Revenue Bonds, Series 2012,	9/22 at 100.00	A2	1,971,717
	5.000%, 9/01/42
1,400	Douglas County Hospital Authority 3, Nebraska, Health Facilities Revenue Bonds, Nebraska	11/25 at 100.00	A	1,616,216
	Methodist Health System, Refunding Series 2015, 5.000%, 11/01/45
6,465	Total Nebraska			8,111,234
	Nevada – 2.8%
490	Clark County School District, Nevada, General Obligation Bonds, Limited Tax Building	6/30 at 100.00	AA	582,434
	Series 2020A, 4.000%, 6/15/40 – AGM Insured
	Clark County, Nevada, General Obligation Bonds, Transportation Improvement, Limited Tax,
	Additionally Secured by Pledged Revenue Series 2018B:
2,000	5.000%, 12/01/33	12/28 at 100.00	AA+	2,536,920
5,000	5.000%, 12/01/35	12/28 at 100.00	AA+	6,313,750
5,000	Humboldt County, Nevada, Pollution Control Revenue Bonds, Sierra Pacific Power Company	No Opt. Call	A+	5,072,700
	Projects, Series 2016B, 1.850%, 10/01/29 (Mandatory Put 4/15/22)
5,000	Las Vegas Convention and Visitors Authority, Nevada, Convention Center Expansion Revenue	7/28 at 100.00	Aa3	5,958,150
	Bonds, Series 2018B, 5.000%, 7/01/43
8,500	Las Vegas Convention and Visitors Authority, Nevada, Revenue Bonds, Series 2018C,	7/28 at 100.00	Aa3	10,269,360
	5.250%, 7/01/43

NUV	Nuveen Municipal Value Fund, Inc. Portfolio of Investments (continued) April 30, 2021 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Nevada (continued)
	Las Vegas Valley Water District, Nevada, General Obligation Bonds, Refunding Series 2015:
$ 5,220	5.000%, 6/01/33	12/24 at 100.00	Aa1	$ 6,015,058
10,000	5.000%, 6/01/34	12/24 at 100.00	Aa1	11,523,100
9,000	5.000%, 6/01/39	12/24 at 100.00	Aa1	10,336,320
1,205	Las Vegas Valley Water District, Nevada, General Obligation Bonds, Refunding Water	6/26 at 100.00	Aa1	1,440,083
	Improvement Series 2016A, 5.000%, 6/01/41
2,000	Reno, Nevada, Subordinate Lien Sales Tax Revenue Refunding Bonds, ReTrac-Reno	12/28 at 100.00	A3	2,262,020
	Transportation Rail Access Corridor Project, Series 2018A, 5.000%, 6/01/48
250	Reno, Nevada, Subordinate Lien Sales Tax Revenue Refunding Bonds, ReTrac-Reno	12/28 at 100.00	AA	304,463
	Transportation Rail Access Corridor Project, Series 2018B, 5.000%, 6/01/33 – AGM Insured
53,665	Total Nevada			62,614,358
	New Jersey – 4.7%
2,500	Delaware River Port Authority, New Jersey and Pennsylvania, Revenue Bonds, Series 2018A,	1/29 at 100.00	A+	3,146,425
	5.000%, 1/01/36
930	New Jersey Economic Development Authority, Private Activity Bonds, The Goethals Bridge	1/24 at 100.00	AA	1,039,759
	Replacement Project, Series 2013, 5.125%, 1/01/39 – AGM Insured (AMT)
6,000	New Jersey Economic Development Authority, School Facilities Construction Bonds,	12/26 at 100.00	Baa1	7,345,320
	Refunding Series 2016BBB, 5.500%, 6/15/31
5,990	New Jersey Economic Development Authority, School Facilities Construction Bonds, Series	No Opt. Call	AA	7,315,347
	2005N-1, 5.500%, 9/01/25 – AGM Insured
4,000	New Jersey Economic Development Authority, School Facilities Construction Financing	3/23 at 100.00	Baa1	4,338,040
	Program Bonds, Refunding Series 2013NN, 5.000%, 3/01/26
3,300	New Jersey Health Care Facilities Financing Authority, New Jersey, Revenue Bonds, Saint	6/21 at 100.00	BB+	3,309,966
	Peters University Hospital, Series 2007, 5.750%, 7/01/37
9,420	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Capital	No Opt. Call	Baa1	7,501,994
	Appreciation Series 2010A, 0.000%, 12/15/31
	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Refunding
	Series 2006C:
30,000	0.000%, 12/15/30 – FGIC Insured	No Opt. Call	Baa1	25,106,700
27,000	0.000%, 12/15/32 – AGM Insured	No Opt. Call	AA	21,636,450
4,500	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series	6/23 at 100.00	Baa1	4,910,355
	2013AA, 5.000%, 6/15/29
	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2015AA:
2,750	5.250%, 6/15/32	6/25 at 100.00	Baa1	3,183,565
2,150	5.250%, 6/15/34	6/25 at 100.00	Baa1	2,481,723
2,000	New Jersey Turnpike Authority, Revenue Bonds, Series 2017B, 5.000%, 1/01/40	1/28 at 100.00	A+	2,426,620
3,760	New Jersey Turnpike Authority, Turnpike Revenue Bonds, Series 2021A, 4.000%, 1/01/42	1/31 at 100.00	A+	4,465,827
1,135	Rutgers State University, New Jersey, Revenue Bonds, Refunding Series 2013L, 5.000%,	5/23 at 100.00	Aa3 (4)	1,245,140
	5/01/43 (Pre-refunded 5/01/23)
1,455	South Jersey Transportation Authority, New Jersey, Transportation System Revenue Bonds,	11/30 at 100.00	AA	1,853,670
	Series 2020A, 5.000%, 11/01/41 – BAM Insured
2,720	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed	6/28 at 100.00	BB+	3,187,242
	Bonds, Series 2018B, 5.000%, 6/01/46
109,610	Total New Jersey			104,494,143
	New Mexico – 0.0%
125	University of New Mexico, Revenue Bonds, Refunding Series 1992A, 6.000%, 6/01/21	No Opt. Call	AA–	125,549

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New York – 6.7%
$ 3,750	Dormitory Authority of the State of New York, Lease Revenue Bonds, State University	7/27 at 100.00	Aa3	$ 4,508,587
	Dormitory Facilities, Series 2017A, 5.000%, 7/01/42
5,330	Dormitory Authority of the State of New York, Revenue Bonds, NYU Langone Hospitals	7/30 at 100.00	A	6,187,597
	Obligated Group, Series 2020A, 4.000%, 7/01/53
2,055	Long Island Power Authority, New York, Electric System General Revenue Bonds, Notes	9/23 at 100.00	A	2,080,688
	Series 2021, 1.000%, 9/01/25
1,950	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series	9/28 at 100.00	A	2,443,233
	2018, 5.000%, 9/01/39
1,500	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series	9/30 at 100.00	A	1,958,535
	2020A, 5.000%, 9/01/38
8,325	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Green	5/30 at 100.00	A3	10,200,872
	Climate Bond Certified Series 2020C-1, 5.000%, 11/15/50
2,500	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Refunding	11/30 at 100.00	A3	2,856,675
	Green Climate Certified Series 2020E, 4.000%, 11/15/45
	MTA Hudson Rail Yards Trust Obligations, New York, MTA Financing Agreement Payable by
	the Metropolitan Transportation Authority, Series 2016A:
3,135	5.000%, 11/15/51	11/21 at 100.00	A3	3,202,183
7,380	5.000%, 11/15/56	11/23 at 100.00	A3	8,001,544
	New York City Industrial Development Agency, New York, PILOT Payment in Lieu of Taxes
	Revenue Bonds, Queens Baseball Stadium Project, Refunding Series 2021A:
1,750	5.000%, 1/01/30 – AGM Insured	No Opt. Call	AA	2,290,400
1,250	5.000%, 1/01/31 – AGM Insured	No Opt. Call	AA	1,662,663
10,000	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds,	7/28 at 100.00	AA	12,307,600
	Fiscal 2018, Series 2017S-3, 5.000%, 7/15/43
7,000	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds,	7/28 at 100.00	AA	8,731,170
	Fiscal 2019 Subseries S-3A, 5.000%, 7/15/37
3,520	New York City, New York, General Obligation Bonds, Fiscal 2021 Series C, 5.000%, 8/01/43	8/30 at 100.00	AA	4,456,250
5,000	New York City, New York, General Obligation Bonds, Fiscal 2021 Series F-1, 5.000%, 3/01/44	3/31 at 100.00	AA	6,392,200
11,755	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade	11/24 at 100.00	N/R	12,867,023
	Center Project, Class 1 Series 2014, 5.000%, 11/15/44, 144A
5,825	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 4 World Trade	11/21 at 100.00	A	5,987,459
	Center Project, Series 2011, 5.750%, 11/15/51
5,000	New York State Power Authority, General Revenue Bonds, Series 2020A, 4.000%, 11/15/50	5/30 at 100.00	AA	5,842,200
8,270	New York Transportation Development Corporation, New York, Special Facilities Bonds,	7/24 at 100.00	BBB	9,318,884
	LaGuardia Airport Terminal B Redevelopment Project, Series 2016A, 5.000%, 7/01/46 (AMT)
	New York Transportation Development Corporation, Special Facility Revenue Bonds, Delta
	Air Lines, Inc – LaGuardia Airport Terminals C&D Redevelopment Project, Series 2018:
3,250	5.000%, 1/01/34 (AMT)	1/28 at 100.00	Baa3	3,939,780
5,250	5.000%, 1/01/36 (AMT)	1/28 at 100.00	Baa3	6,325,777
7,550	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, MTA	11/27 at 100.00	AA–	9,248,976
	Bridges & Tunnels, Series 2017C-2, 5.000%, 11/15/42
4,000	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, MTA	11/30 at 100.00	AA–	4,765,360
	Bridges & Tunnels, Series 2018D, 4.000%, 11/15/38
3,000	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds,	5/25 at 100.00	AA–	3,446,460
	Refunding Series 2015A, 5.000%, 11/15/50
7,175	Triborough Bridge and Tunnel Authority, New York, Payroll Mobility Tax Bonds, Senior	5/31 at 100.00	AA+	9,241,400
	Lien Subseries 2021A-1, 5.000%, 5/15/51 (WI/DD, Settling 5/05/21)
650	TSASC Inc, New York, Tobacco Settlement Asset-Backed Bonds, Fiscal 2017 Series B,	No Opt. Call	B–	677,918
	5.000%, 6/01/24
126,170	Total New York			148,941,434

NUV	Nuveen Municipal Value Fund, Inc. Portfolio of Investments (continued) April 30, 2021 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	North Carolina – 1.2%
$ 1,500	Charlotte-Mecklenberg Hospital Authority, North Carolina, Health Care Revenue Bonds, DBA	6/21 at 100.00	AA–	$ 1,504,875
	Carolinas HealthCare System, Series 2011A, 5.125%, 1/15/37
1,520	North Carolina Capital Facilities Finance Agency, Revenue Bonds, Duke University	10/26 at 100.00	AA+	1,840,659
	Project, Refunding Series 2016B, 5.000%, 10/01/44
	North Carolina Department of Transportation, Private Activity Revenue Bonds, I-77 Hot
	Lanes Project, Series 2015:
2,155	5.000%, 12/31/37 (AMT)	6/25 at 100.00	BBB–	2,403,773
4,175	5.000%, 6/30/54 (AMT)	6/25 at 100.00	BBB–	4,592,583
2,995	North Carolina Turnpike Authority, Monroe Expressway Toll Revenue Bonds, Series 2017A,	7/26 at 100.00	BBB	3,415,438
	5.000%, 7/01/51
	North Carolina Turnpike Authority, Triangle Expressway System Revenue Bonds, Capital
	Appreciation Series 2019:
2,000	0.000%, 1/01/41	1/30 at 71.45	AA+	1,193,460
1,500	0.000%, 1/01/42	1/30 at 68.97	AA+	860,655
14,500	0.000%, 1/01/49	1/30 at 54.10	AA+	6,402,040
	North Carolina Turnpike Authority, Triangle Expressway System Revenue Bonds, Refunding
	Senior Lien Series 2017:
1,625	5.000%, 1/01/30	1/27 at 100.00	BBB	1,953,998
1,850	5.000%, 1/01/32	1/27 at 100.00	BBB	2,208,974
33,820	Total North Carolina			26,376,455
	North Dakota – 0.4%
7,820	Fargo, North Dakota, Health System Revenue Bonds, Sanford Health, Refunding Series	11/21 at 100.00	A+ (4)	8,050,377
	2011, 6.250%, 11/01/31 (Pre-refunded 11/01/21)
1,840	Grand Forks, North Dakota, Health Care System Revenue Bonds, Altru Health System	12/27 at 100.00	Baa2	2,033,182
	Obligated Group, Series 2017A, 5.000%, 12/01/42
9,660	Total North Dakota			10,083,559
	Ohio – 3.7%
4,710	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed	6/30 at 100.00	BBB+	5,325,267
	Revenue Bonds, Refunding Senior Lien Series 2020A-2 Class 1, 4.000%, 6/01/48
20,480	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed	6/30 at 100.00	N/R	23,023,002
	Revenue Bonds, Refunding Senior Lien Series 2020B-2 Class 2, 5.000%, 6/01/55
16,415	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed	6/22 at 100.00	N/R (4)	17,493,794
	Revenue Bonds, Senior Lien Series 2007A-3, 6.250%, 6/01/37 (Pre-refunded 6/01/22)
1,195	Franklin County, Ohio, Hospital Revenue Bonds, Nationwide Children’s Hospital Project,	11/27 at 100.00	Aa2	1,464,413
	Refunding & Improvement Series 2017A, 5.000%, 11/01/32
3,485	Franklin County, Ohio, Revenue Bonds, Trinity Health Credit Group, Series 2017OH,	6/27 at 100.00	AA–	3,913,237
	4.000%, 12/01/46
5,000	Franklin County, Ohio, Sales Tax Revenue Bonds, Various Purpose Series 2018,	6/28 at 100.00	AAA	6,189,550
	5.000%, 6/01/43
1,730	Lucas County, Ohio, Hospital Revenue Bonds, ProMedica Healthcare Obligated Group, Series	11/21 at 100.00	BBB (4)	1,784,114
	2011A, 6.000%, 11/15/41 (Pre-refunded 11/15/21)
13,000	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds,	No Opt. Call	N/R	13,200,720
	FirstEnergy Generation Corporation Project, Refunding Series 2009D, 4.250%, 8/01/29
	(Mandatory Put 9/15/21)
4,110	Ohio State, Private Activity Bonds, Portsmouth Gateway Group, LLC – Borrower, Portsmouth	6/25 at 100.00	AA	4,678,454
	Bypass Project, Series 2015, 5.000%, 12/31/39 – AGM Insured (AMT)
4,975	Ohio State, Turnpike Revenue Bonds, Ohio Turnpike and Infrastructure Commission	2/23 at 100.00	Aa3 (4)	5,403,845
	Infrastructure Projects, Junior Lien, Current Interest Series 2013A-1, 5.000%, 2/15/48
	(Pre-refunded 2/15/23)
75,100	Total Ohio			82,476,396

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Oklahoma – 1.3%
$ 1,090	Fort Sill Apache Tribe of Oklahoma Economic Development Authority, Gaming Enterprise	8/21 at 100.00	N/R (4)	$ 1,117,512
	Revenue Bonds, Fort Sill Apache Casino, Series 2011A, 8.500%, 8/25/26 (Pre-refunded
	8/25/21), 144A
4,000	Oklahoma City Water Utilities Trust, Oklahoma, Water and Sewer Revenue Bonds, Refunding	7/26 at 100.00	AAA	4,861,960
	Series 2016, 5.000%, 7/01/36
	Oklahoma Development Finance Authority, Health System Revenue Bonds, Integris Baptist
	Medical Center, Refunding Series 2015A:
1,590	5.000%, 8/15/27	8/25 at 100.00	A	1,862,844
1,250	5.000%, 8/15/29	8/25 at 100.00	A	1,459,337
	Oklahoma Development Finance Authority, Health System Revenue Bonds, OU Medicine
	Project, Series 2018B:
1,935	5.250%, 8/15/43	8/28 at 100.00	Baa3	2,358,204
5,000	5.250%, 8/15/48	8/28 at 100.00	Baa3	6,062,900
10,000	Oklahoma State Turnpike Authority, Turnpike System Revenue Bonds, Second Senior Series	1/26 at 100.00	AA–	11,737,900
	2017A, 5.000%, 1/01/42
24,865	Total Oklahoma			29,460,657
	Oregon – 0.7%
6,585	Oregon State Department of Transportation, Highway User Tax Revenue Bonds, Refunding	5/27 at 100.00	AAA	8,230,855
	Senior Lien Series 2017B, 5.000%, 11/15/28
5,330	University of Oregon, General Revenue Bonds, Series 2018A, 5.000%, 4/01/48	4/28 at 100.00	Aa2	6,492,313
11,915	Total Oregon			14,723,168
	Pennsylvania – 1.3%
3,155	Geisinger Authority, Montour County, Pennsylvania, Health System Revenue Bonds,	2/27 at 100.00	AA–	3,782,656
	Geisinger Health System, Series 2017A-2, 5.000%, 2/15/39
2,000	Pennsylvania State University, Revenue Bonds, Refunding Series 2016A, 5.000%, 9/01/41	9/26 at 100.00	Aa1	2,402,940
	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Turnpike Special Revenue
	Bonds, Subordinate Series 2011B:
1,405	5.000%, 12/01/41 (Pre-refunded 12/01/21)	12/21 at 100.00	A2 (4)	1,444,719
1,310	5.000%, 12/01/41 (Pre-refunded 12/01/21)	12/21 at 100.00	AA– (4)	1,346,654
7,500	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Turnpike Special Revenue	12/22 at 100.00	AA– (4)	8,071,950
	Bonds, Subordinate Series 2013A, 5.000%, 12/01/43 (Pre-refunded 12/01/22)
1,250	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Turnpike Subordinate	12/26 at 100.00	AA–	1,406,538
	Special Revenue Bonds, Series 2014A, 0.000%, 12/01/37 (5)
3,000	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2020B, 5.000%, 12/01/50	12/30 at 100.00	A+	3,808,680
3,645	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Subordinate Series 2021A,	12/30 at 100.00	A	4,216,645
	4.000%, 12/01/50
570	Pittsburgh Water and Sewer Authority, Pennsylvania, Water and Sewer System Revenue	9/29 at 100.00	AA	686,622
	Bonds, Refunding Subordinate Series 2019B, 4.000%, 9/01/34 – AGM Insured
1,350	Susquehanna Area Regional Airport Authority, Pennsylvania, Airport System Revenue Bonds,	1/28 at 100.00	Baa3	1,500,201
	Series 2017, 5.000%, 1/01/38 (AMT)
25,185	Total Pennsylvania			28,667,605
	Puerto Rico – 1.7%
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A-1:
6,031	0.000%, 7/01/33	7/28 at 86.06	N/R	4,369,701
15,388	4.500%, 7/01/34	7/25 at 100.00	N/R	16,828,625
9,039	4.550%, 7/01/40	7/28 at 100.00	N/R	10,031,663
5,320	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured	7/28 at 100.00	N/R	5,904,242
	Cofina Project Series 2019A-2A, 4.550%, 7/01/40
35,778	Total Puerto Rico			37,134,231

NUV	Nuveen Municipal Value Fund, Inc. Portfolio of Investments (continued) April 30, 2021 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	South Carolina – 1.8%
	Piedmont Municipal Power Agency, South Carolina, Electric Revenue Bonds, Series 2004A-2:
$ 12,760	0.000%, 1/01/28 – AGC Insured	No Opt. Call	AA	$ 11,680,249
9,535	0.000%, 1/01/29 – AGC Insured	No Opt. Call	AA	8,498,355
8,000	South Carolina Public Service Authority Santee Cooper Revenue Obligations, Refunding	12/26 at 100.00	A	9,553,040
	Series 2016B, 5.000%, 12/01/56
5,500	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Refunding &	6/25 at 100.00	A	6,350,905
	Improvement Series 2015A, 5.000%, 12/01/50
3,455	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Series	6/24 at 100.00	A	3,926,089
	2014A, 5.500%, 12/01/54
39,250	Total South Carolina			40,008,638
	Tennessee – 0.7%
1,450	Memphis, Tennessee, Sanitary Sewerage System Revenue Bonds, Refunding Series 2020B,	10/30 at 100.00	AA+	1,876,677
	5.000%, 10/01/45
2,260	Metropolitan Government of Nashville-Davidson County, Tennessee, Water and Sewerage	7/27 at 100.00	AA	2,785,902
	Revenue Bonds, Green Series 2017A, 5.000%, 7/01/42
3,000	Tennessee State School Bond Authority, Higher Educational Facilities Second Program	11/27 at 100.00	AA+	3,679,860
	Bonds, Series 2017A, 5.000%, 11/01/42
7,245	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006C, 4.000%,	2/23 at 100.43	A2	7,735,197
	5/01/48 (Mandatory Put 5/01/23)
13,955	Total Tennessee			16,077,636
	Texas – 15.1%
14,355	Bexar County Hospital District, Texas, Certificates of Obligation, Series 2018, 4.000%,	2/27 at 100.00	Aa1	16,419,249
	2/15/43 (UB) (7)
2,420	Central Texas Regional Mobility Authority, Revenue Bonds, Refunding Senior Lien Series	1/23 at 100.00	A– (4)	2,616,407
	2013A, 5.000%, 1/01/43 (Pre-refunded 1/01/23)
2,680	Central Texas Regional Mobility Authority, Revenue Bonds, Refunding Subordinate Lien	1/30 at 100.00	BBB+	3,115,902
	Series 2020G, 4.000%, 1/01/45
745	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Series 2020A,	1/30 at 100.00	A–	940,197
	5.000%, 1/01/40
7,500	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Improvement Series	11/21 at 100.00	A1 (4)	7,677,525
	2012D, 5.000%, 11/01/38 (Pre-refunded 11/01/21) (AMT)
240	Decatur Hospital Authority, Texas, Revenue Bonds, Wise Regional Health System, Series	9/24 at 100.00	BBB–	267,686
	2014A, 5.250%, 9/01/44
5,000	El Paso County Hospital District, Texas, General Obligation Bonds, Certificates of	8/23 at 100.00	A–	5,294,750
	Obligation Series 2013, 5.000%, 8/15/39
	Fort Bend County Municipal Utility District 50, Texas, General Obligation Bonds, Series 2018A:
2,600	4.000%, 9/01/46 – AGM Insured	9/23 at 100.00	AA	2,742,194
5,500	4.000%, 9/01/48 – AGM Insured	9/23 at 100.00	AA	5,723,850
3,335	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, Refunding	4/30 at 100.00	A+	3,879,239
	First Tier Series 2020C, 4.000%, 10/01/49
27,340	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, Subordinate	10/23 at 100.00	AA (4)	30,547,529
	Lien Series 2013B, 5.000%, 4/01/53 (Pre-refunded 10/01/23)
2,845	Harris County Cultural Education Facilities Finance Corporation, Texas, Revenue Bonds,	6/25 at 100.00	AA	3,098,234
	Houston Methodist Hospital System, Series 2015, 4.000%, 12/01/45
4,000	Harris County, Texas, Toll Road Revenue Bonds, Refunding First Lien Series 2021A,	8/30 at 100.00	Aa2	4,796,560
	4.000%, 8/15/45
7,295	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Capital Appreciation	11/31 at 39.79	AA	2,016,995
	Refunding Senior Lien Series 2014A, 0.000%, 11/15/50 – AGM Insured
	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Junior Lien Series 2001H:
845	0.000%, 11/15/27 (ETM)	No Opt. Call	Baa2 (4)	789,137
11,055	0.000%, 11/15/27	No Opt. Call	Baa2	9,407,473

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Refunding Second Lien
	Series 2014C:
$ 425	5.000%, 11/15/23	No Opt. Call	Baa1	$ 467,249
1,565	5.000%, 11/15/31	11/24 at 100.00	Baa1	1,747,933
14,905	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Third Lien Series 2004A-3,	11/24 at 59.10	Baa2	8,008,755
	0.000%, 11/15/33 – NPFG Insured
	Houston, Texas, Airport System Revenue Bonds, Refunding & Subordinate Lien Series 2018B:
1,590	5.000%, 7/01/43	7/28 at 100.00	A1	1,951,566
2,290	5.000%, 7/01/48	7/28 at 100.00	A1	2,810,929
	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and
	Entertainment Project, Series 2001B:
24,755	0.000%, 9/01/29 – AMBAC Insured	No Opt. Call	A	20,598,883
12,940	0.000%, 9/01/30 – AMBAC Insured	No Opt. Call	A	10,386,679
10,000	0.000%, 9/01/31 – AMBAC Insured	No Opt. Call	A	7,751,200
19,500	0.000%, 9/01/32 – AMBAC Insured	No Opt. Call	A	14,616,810
5,120	Leander Independent School District, Williamson and Travis Counties, Texas, General	8/25 at 100.00	AAA	5,991,526
	Obligation Bonds, Refunding Series 2015A, 5.000%, 8/15/39
4,510	Leander Independent School District, Williamson and Travis Counties, Texas, General	8/26 at 100.00	AAA	5,323,739
	Obligation Bonds, Refunding Series 2016A, 5.000%, 8/15/49
2,000	Love Field Airport Modernization Corporation, Texas, Special Facilities Revenue Bonds,	11/22 at 100.00	Baa1	2,130,020
	Southwest Airlines Company – Love Field Modernization Program Project, Series 2012,
	5.000%, 11/01/28 (AMT)
3,570	Lower Colorado River Authority, Texas, Transmission Contract Revenue Bonds, LCRA	5/30 at 100.00	A+	4,467,355
	Transmission Services Corporation Project, Refunding Series 2020A, 5.000%, 5/15/50
	Lubbock, Texas, Electric Light and Power System Revenue Bonds, Series 2018:
2,170	5.000%, 4/15/40	4/28 at 100.00	A+	2,633,230
3,930	5.000%, 4/15/43	4/28 at 100.00	A+	4,743,235
1,750	Martin County Hospital District, Texas, Combination Limited Tax and Revenue Bonds,	6/21 at 100.00	BBB+	1,755,495
	Series 2011A, 7.250%, 4/01/36
	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier Capital
	Appreciation Series 2008I:
30,000	6.200%, 1/01/42 – AGC Insured	1/25 at 100.00	AA	35,482,200
5,220	6.500%, 1/01/43	1/25 at 100.00	A+	6,211,226
15,450	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier, Series 2008D,	No Opt. Call	AA	11,484,294
	0.000%, 1/01/36 – AGC Insured
9,020	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier, Series 2015B,	1/23 at 100.00	A+	9,632,819
	5.000%, 1/01/40
8,000	North Texas Tollway Authority, System Revenue Bonds, Refunding Second Tier Series 2017B,	1/27 at 100.00	A	9,634,960
	5.000%, 1/01/43
9,100	North Texas Tollway Authority, System Revenue Bonds, Refunding Second Tier, Series	1/25 at 100.00	A	10,521,329
	2015A, 5.000%, 1/01/32
2,000	San Antonio Convention Center Hotel Finance Corporation, Texas, Contract Revenue	6/21 at 100.00	A3	2,001,220
	Empowerment Zone Bonds, Series 2005A, 5.000%, 7/15/39 – AMBAC Insured (AMT)
1,750	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Revenue Bonds,	8/26 at 100.00	AA	2,068,080
	Texas Health Resources System, Series 2016A, 5.000%, 2/15/41
5,505	Texas Municipal Gas Acquisition and Supply Corporation I, Gas Supply Revenue Bonds,	No Opt. Call	A2	6,468,815
	Senior Lien Series 2008D, 6.250%, 12/15/26
	Texas Private Activity Bond Surface Transportation Corporation, Revenue Bonds, NTE
	Mobility Partners LLC North Tarrant Express Managed Lanes Project, Refunding Senior Lien
	Series 2019A:
1,400	5.000%, 12/31/35	12/29 at 100.00	Baa2	1,767,402
3,000	5.000%, 12/31/36	12/29 at 100.00	Baa2	3,778,290
7,180	Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds, Refunding	8/22 at 100.00	A (4)	7,620,493
	First Tier Series 2012A, 5.000%, 8/15/41 (Pre-refunded 8/15/22)

NUV	Nuveen Municipal Value Fund, Inc. Portfolio of Investments (continued) April 30, 2021 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
$ 3,000	Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds, Refunding	8/24 at 100.00	A	$ 3,376,530
	First Tier Series 2015B, 5.000%, 8/15/37
1,750	Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds, Refunding	8/24 at 100.00	A–	1,968,803
	Second Tier Series 2015C, 5.000%, 8/15/33
5,500	Texas Turnpike Authority, Central Texas Turnpike System Revenue Bonds, First Tier Series	No Opt. Call	A	5,271,530
	2002A, 0.000%, 8/15/25 – AMBAC Insured
	Texas Water Development Board, State Water Implementation Revenue Fund Bonds, Master
	Trust Series 2017A:
12,500	4.000%, 10/15/42 (UB) (7)	10/27 at 100.00	AAA	14,613,000
6,500	5.000%, 10/15/42	10/27 at 100.00	AAA	8,059,090
335,650	Total Texas			334,677,612
	Utah – 1.0%
5,345	Salt Lake City, Utah, Airport Revenue Bonds, International Airport Series 2017B, 5.000%, 7/01/42	7/27 at 100.00	A	6,436,716
3,500	Salt Lake City, Utah, Airport Revenue Bonds, International Airport Series 2018B, 5.000%, 7/01/43	7/28 at 100.00	A	4,261,565
2,500	Salt Lake City, Utah, Public Utilities Revenue Bonds, Series 2020, 4.000%, 2/01/47	2/29 at 100.00	AAA	2,938,400
	Salt Lake County, Utah, Sales Tax Revenue Bonds, TRCC Series 2017:
695	5.000%, 2/01/36	2/27 at 100.00	AAA	841,207
1,150	5.000%, 2/01/37	2/27 at 100.00	AAA	1,388,890
	Utah Associated Municipal Power Systems, Revenue Bonds, Horse Butte Wind Project,
	Refunding Series 2017A:
1,250	5.000%, 9/01/29	3/28 at 100.00	AA–	1,555,737
1,000	5.000%, 9/01/30	3/28 at 100.00	AA–	1,237,120
1,250	5.000%, 9/01/31	3/28 at 100.00	AA–	1,540,763
660	5.000%, 9/01/32	3/28 at 100.00	AA–	811,166
540	Utah Water Finance Agency, Revenue Bonds, Pooled Loan Financing Program, Series 2017A,	3/27 at 100.00	AA	648,578
	5.000%, 3/01/37
17,890	Total Utah			21,660,142
	Virginia – 0.9%
1,805	Chesapeake Bay Bridge and Tunnel District, Virginia, General Resolution Revenue Bonds,	7/26 at 100.00	BBB	2,092,482
	First Tier Series 2016, 5.000%, 7/01/46
4,355	Tobacco Settlement Financing Corporation of Virginia, Tobacco Settlement Asset Backed	5/21 at 100.00	B–	4,379,170
	Bonds, Series 2007B1, 5.000%, 6/01/47
4,100	Virginia Small Business Financing Authority, Private Activity Revenue Bonds, Transform 66 P3	6/27 at 100.00	BBB	4,911,308
	Project, Senior Lien Series 2017, 5.000%, 12/31/49 (AMT)
	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, Elizabeth River
	Crossing, Opco LLC Project, Series 2012:
4,180	5.250%, 1/01/32 (AMT)	7/22 at 100.00	BBB	4,394,978
1,355	6.000%, 1/01/37 (AMT)	7/22 at 100.00	BBB	1,437,194
3,770	5.500%, 1/01/42 (AMT)	7/22 at 100.00	BBB	3,970,225
19,565	Total Virginia			21,185,357
	Washington – 3.2%
	Port of Seattle, Washington, Revenue Bonds, Refunding Intermediate Lien Series 2016:
1,930	5.000%, 2/01/29	2/26 at 100.00	AA–	2,318,876
1,000	5.000%, 2/01/30	2/26 at 100.00	AA–	1,200,460
	Spokane Public Facilities District, Washington, Hotel, Motel, and Sales Use Tax Revenue
	Bonds, Series 2017:
1,175	5.000%, 12/01/38	6/27 at 100.00	A1	1,353,389
5,000	5.000%, 12/01/41	6/27 at 100.00	A1	5,729,600
1,390	Washington Health Care Facilities Authority, Revenue Bonds, CommonSpirit Health, Series	8/29 at 100.00	BBB+	1,574,759
	2019A-1, 4.000%, 8/01/44
12,000	Washington Health Care Facilities Authority, Revenue Bonds, Providence Health &	10/22 at 100.00	AA–	12,747,120
	Services, Refunding Series 2012A, 5.000%, 10/01/33

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Washington (continued)
$ 1,310	Washington Health Care Facilities Authority, Revenue Bonds, Virginia Mason Medical	8/27 at 100.00	BBB–	$ 1,571,803
	Center, Series 2017, 5.000%, 8/15/30
	Washington State Convention Center Public Facilities District, Lodging Tax Revenue
	Bonds, Series 2018:
2,715	5.000%, 7/01/36	7/28 at 100.00	Baa3	3,222,786
7,200	5.000%, 7/01/43	7/28 at 100.00	Baa3	8,449,056
7,000	4.000%, 7/01/58	7/28 at 100.00	Baa3	7,602,280
3,000	5.000%, 7/01/58	7/28 at 100.00	Baa3	3,479,940
	Washington State, Motor Vehicle Fuel Tax General Obligation Bonds, Series 2002-03C:
9,100	0.000%, 6/01/29 – NPFG Insured	No Opt. Call	Aaa	8,175,986
16,195	0.000%, 6/01/30 – NPFG Insured	No Opt. Call	Aaa	14,148,762
69,015	Total Washington			71,574,817
	West Virginia – 0.7%
1,830	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, Cabell Huntington	1/29 at 100.00	BBB+	2,252,437
	Hospital, Inc Project, Refunding & Improvement Series 2018A, 5.000%, 1/01/36
3,750	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, Charleston Area	9/29 at 100.00	Baa1	4,566,938
	Medical Center, Refunding & Improvement Series 2019A, 5.000%, 9/01/39
3,000	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, West Virginia United	6/23 at 100.00	A (4)	3,327,720
	Health System Obligated Group, Refunding & Improvement Series 2013A, 5.500%, 6/01/44
	(Pre-refunded 6/01/23)
3,570	West Virginia Parkways Authority, Turnpike Toll Revenue Bonds, Senior Lien Series 2018,	6/28 at 100.00	AA–	4,400,453
	5.000%, 6/01/43
12,150	Total West Virginia			14,547,548
	Wisconsin – 0.8%
2,375	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Marshfield Clinic,	2/22 at 100.00	A–	2,443,353
	Series 2012B, 5.000%, 2/15/40
4,410	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Mercy Alliance,	6/22 at 100.00	A3	4,594,073
	Inc, Series 2012, 5.000%, 6/01/39
6,600	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Ministry Health	8/22 at 100.00	N/R (4)	7,009,332
	Care, Inc, Refunding 2012C, 5.000%, 8/15/32 (Pre-refunded 8/15/22)
	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds,
	Ascension Health Alliance Senior Credit Group, Series 2016A:
935	4.000%, 11/15/46 (Pre-refunded 5/15/26)	5/26 at 100.00	N/R (4)	1,091,285
2,415	4.000%, 11/15/46	5/26 at 100.00	AA+	2,681,544
16,735	Total Wisconsin			17,819,587
	Wyoming – 0.1%
1,850	West Park Hospital District, Wyoming, Hospital Revenue Bonds, Series 2011A,	6/21 at 100.00	BBB	1,859,398
	7.000%, 6/01/40
$ 2,134,521	Total Long-Term Investments (cost $1,948,432,760)			2,220,710,890
	Floating Rate Obligations – (1.3)%			(29,705,000)
	Other Assets Less Liabilities – 1.3%			30,002,729
	Net Assets Applicable to Common Shares – 100%			$ 2,221,008,619

NUV	Nuveen Municipal Value Fund, Inc. Portfolio of Investments (continued) April 30, 2021 (Unaudited)

(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(5)	Step-up coupon bond, a bond with a coupon that increases (“steps up”), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.
(6)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.
(7)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
144A
Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

AMT	Alternative Minimum Tax
ETM	Escrowed to maturity
PIK
Payment-in-kind (“PIK”) security. Depending on the terms of the security, income may be received in the form of cash, securities, or a combination of both. The PIK rate shown, where applicable, represents the annualized rate of the last PIK payment made by the issuer as of the end of the reporting period.

UB
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 4 – Portfolio Securities and Investments in Derivatives for more information.

WI/DD	Purchased on a when-issued or delayed delivery basis.
See accompanying notes to financial statements.

NUW	Nuveen AMT-Free Municipal Value Fund Portfolio of Investments April 30, 2021 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 99.4%
	MUNICIPAL BONDS – 99.3%
	Alaska – 0.1%
	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed
	Bonds, Series 2006A:
$ 45	4.625%, 6/01/23	5/21 at 100.00	A1	$ 45,730
385	5.000%, 6/01/46	5/21 at 100.00	B3	389,840
430	Total Alaska			435,570
	Arizona – 1.5%
345	Phoenix Civic Improvement Corporation, Arizona, Excise Tax Revenue Bonds, Subordinate	7/30 at 100.00	AAA	414,221
	Lien Series 2020A, 4.000%, 7/01/45
3,045	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy	No Opt. Call	A3	4,285,167
	Inc Prepay Contract Obligations, Series 2007, 5.000%, 12/01/37
3,390	Total Arizona			4,699,388
	California – 12.4%
1,790	Alameda Corridor Transportation Authority, California, Revenue Bonds, Refunding Second	10/26 at 100.00	BBB+	2,109,587
	Subordinate Lien Series 2016B, 5.000%, 10/01/37
1,730	Anaheim Public Financing Authority, California, Lease Revenue Bonds, Public Improvement	No Opt. Call	AA	1,481,330
	Project, Series 1997C, 0.000%, 9/01/30 – AGM Insured
45	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds,	6/30 at 100.00	BBB+	52,191
	Los Angeles County Securitization Corporation, Series 2020A, 4.000%, 6/01/49
340	California Pollution Control Financing Authority, Water Furnishing Revenue Bonds, San	1/29 at 100.00	BBB	405,691
	Diego County Water Authority Desalination Project Pipeline, Refunding Series 2019, 5.000%,
	11/21/45, 144A
540	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement	6/22 at 100.00	N/R	557,955
	Asset-Backed Bonds, Series 2018A-1, 5.000%, 6/01/47
2,040	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International	5/29 at 100.00	Aa3	2,656,978
	Airport, Private Activity/Non AMT Refunding Subordinate Series 2019C, 5.000%, 5/15/30
450	M-S-R Energy Authority, California, Gas Revenue Bonds, Citigroup Prepay Contracts,	No Opt. Call	A	737,608
	Series 2009A, 6.500%, 11/01/39
10,200	Palomar Pomerado Health, California, General Obligation Bonds, Series 2009A, 7.000%,	8/29 at 100.00	AA	14,538,060
	8/01/38 – AGC Insured
1,030	Poway Unified School District, San Diego County, California, General Obligation Bonds,	No Opt. Call	Aa2	779,463
	School Facilities Improvement District 2007-1, Series 2011A, 0.000%, 8/01/35
2,470	San Francisco Airports Commission, California, Revenue Bonds, San Francisco	5/27 at 100.00	A1	2,997,172
	International Airport, Governmental Purpose Second Series 2017B, 5.000%, 5/01/47
12,955	San Ysidro School District, San Diego County, California, General Obligation Bonds, 1997	No Opt. Call	AA	9,929,101
	Election Series 2012G, 0.000%, 8/01/35 – AGM Insured
5,185	San Ysidro School District, San Diego County, California, General Obligation Bonds,	8/25 at 36.88	AA	1,789,395
	Refunding Series 2015, 0.000%, 8/01/44
700	Victor Elementary School District, San Bernardino County, California, General Obligation	No Opt. Call	Aa3	684,999
	Bonds, Series 2002A, 0.000%, 8/01/24 – FGIC Insured
39,475	Total California			38,719,530
	Colorado – 5.4%
3,025	Colorado Health Facilities Authority, Colorado, Revenue Bonds, CommonSpirit Health,	8/29 at 100.00	BBB+	3,727,980
	Series 2019A-2, 5.000%, 8/01/44

NUW	Nuveen AMT-Free Municipal Value Fund Portfolio of Investments (continued) April 30, 2021 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Colorado (continued)
	Denver Convention Center Hotel Authority, Colorado, Revenue Bonds, Convention Center
	Hotel, Refunding Senior Lien Series 2016:
$ 1,000	5.000%, 12/01/30	12/26 at 100.00	Baa2	$ 1,176,080
1,500	5.000%, 12/01/36	12/26 at 100.00	Baa2	1,738,575
3,540	Denver Health and Hospitals Authority, Colorado, Healthcare Revenue Bonds, Series 2019A,	12/29 at 100.00	BBB	4,119,002
	4.000%, 12/01/37
5,885	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004A, 0.000%,	No Opt. Call	A	4,503,026
	9/01/34 – NPFG Insured
1,000	Public Authority for Colorado Energy, Natural Gas Purchase Revenue Bonds, Colorado	No Opt. Call	A+	1,550,810
	Springs Utilities, Series 2008, 6.500%, 11/15/38
15,950	Total Colorado			16,815,473
	Delaware – 0.2%
	Delaware River and Bay Authority, Delaware and New Jersey, Revenue Bonds, Series 2014A:
150	4.125%, 1/01/39	1/24 at 100.00	A1	160,587
200	5.000%, 1/01/44	1/24 at 100.00	A1	220,704
130	Delaware River and Bay Authority, Delaware and New Jersey, Revenue Bonds, Series 2019,	1/29 at 100.00	A1	148,699
	4.000%, 1/01/44
480	Total Delaware			529,990
	District of Columbia – 1.1%
315	District of Columbia Tobacco Settlement Corporation, Tobacco Settlement Asset-Backed	No Opt. Call	A–	349,745
	Bonds, Series 2001, 6.500%, 5/15/33
1,735	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds,	10/29 at 100.00	A–	2,135,698
	Dulles Metrorail & Capital improvement Projects, Refunding & Subordinate Lien Series 2019B,
	5.000%, 10/01/47
1,000	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds,	4/22 at 100.00	A–	1,037,040
	Dulles Metrorail & Capital Improvement Projects, Refunding Second Senior Lien Series 2014A,
	5.000%, 10/01/53
3,050	Total District of Columbia			3,522,483
	Florida – 3.9%
1,035	Broward County, Florida, Half-Cent Sales Tax Revenue Bonds, Refunding Series 2020,	10/30 at 100.00	AA+	1,253,996
	4.000%, 10/01/40
1,055	Fort Myers, Florida, Utility System Revenue Bonds, Refunding Series 2019A, 4.000%, 10/01/44	10/28 at 100.00	Aa3	1,221,553
500	Gainesville, Florida, Utilities System Revenue Bonds, Series 2017A, 5.000%, 10/01/37	10/27 at 100.00	AA–	619,430
1,605	Lakeland, Florida, Hospital System Revenue Bonds, Lakeland Regional Health, Series 2015,	11/24 at 100.00	A2	1,802,463
	5.000%, 11/15/45
535	Miami Beach Redevelopment Agency, Florida, Tax Increment Revenue Bonds, City	2/24 at 100.00	AA	594,604
	Center/Historic Convention Village, Series 2015A, 5.000%, 2/01/44 – AGM Insured
3,350	Miami-Dade County, Florida, Water and Sewer System Revenue Bonds, Refunding Series	10/25 at 100.00	AA–	3,984,222
	2017B, 5.000%, 10/01/32
510	Putnam County Development Authority, Florida, Pollution Control Revenue Bonds, Seminole	5/28 at 100.00	A–	616,605
	Electric Cooperative, Inc Project, Refunding Series 2018B, 5.000%, 3/15/42
375	Tolomato Community Development District, Florida, Special Assessment Bonds, Convertible,	5/22 at 100.00	N/R	326,779
	Capital Appreciation, Series 2012A-4, 0.000%, 5/01/40 (4)
525	Tolomato Community Development District, Florida, Special Assessment Bonds, Hope Note,	6/21 at 100.00	N/R	5
	Series 2007-3, 6.450%, 5/01/23 (5)
1,315	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding	6/21 at 100.00	N/R	1,262,597
	Series 2015-1, 0.000%, 5/01/40 (4)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Florida (continued)
$ 805	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding	6/21 at 100.00	N/R	$ 603,525
	Series 2015-2, 0.000%, 5/01/40 (4)
880	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding	6/21 at 100.00	N/R	9
	Series 2015-3, 6.610%, 5/01/40 (5)
12,490	Total Florida			12,285,788
	Georgia – 2.9%
2,470	Burke County Development Authority, Georgia, Pollution Control Revenue Bonds, Georgia	No Opt. Call	A–	2,563,835
	Power Company, Fourth Series 1994, 2.250%, 10/01/32 (Mandatory Put 5/25/23)
2,000	Gainesville and Hall County Hospital Authority, Georgia, Revenue Anticipation	2/27 at 100.00	AA	2,416,520
	Certificates, Northeast Georgia Health Services Inc, Series 2017B, 5.500%, 2/15/42
1,470	Municipal Electric Authority of Georgia, General Resolution Projects Subordinated Bonds,	1/28 at 100.00	A1	1,759,076
	Series 20188HH, 5.000%, 1/01/44
2,000	Municipal Electric Authority of Georgia, Project One Revenue Bonds, Subordinate Lien	1/25 at 100.00	A2	2,279,100
	Series 2015A, 5.000%, 1/01/35
7,940	Total Georgia			9,018,531
	Guam – 0.0%
120	Government of Guam, Business Privilege Tax Bonds, Series 2011A, 5.250%, 1/01/36	1/22 at 100.00	BB	123,542
	Illinois – 8.2%
2,000	Chicago Board of Education, Illinois, Dedicated Capital Improvement Tax Revenue Bonds,	4/27 at 100.00	A–	2,404,140
	Series 2016, 6.000%, 4/01/46
	Chicago, Illinois, General Obligation Bonds, City Colleges, Series 1999:
470	0.000%, 1/01/33 – FGIC Insured	No Opt. Call	BBB+	345,464
3,000	0.000%, 1/01/37 – FGIC Insured	No Opt. Call	BBB+	1,903,470
2,000	Cook County, Illinois, Sales Tax Revenue Bonds, Series 2017, 5.000%, 11/15/38	11/27 at 100.00	AA–	2,479,460
1,800	Evanston, Cook County, Illinois, General Obligation Bonds, Corporate Purpose Series	12/29 at 100.00	AA+	2,227,590
	2019A, 5.000%, 12/01/43
3,500	Illinois Finance Authority, State of Illinois Clean Water Initiative Revolving Fund	1/27 at 100.00	AAA	4,277,560
	Revenue Bonds, Series 2017, 5.000%, 7/01/37
1,500	Illinois State, General Obligation Bonds, November Series 2017D, 5.000%, 11/01/27	No Opt. Call	BBB–	1,819,440
525	Illinois State, General Obligation Bonds, October Series 2016, 5.000%, 2/01/27	No Opt. Call	BBB–	634,625
495	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project	12/29 at 100.00	BBB	555,880
	Bonds, Refunding Series 2020A, 4.000%, 6/15/50
11,420	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place	No Opt. Call	BBB	7,214,928
	Expansion Project, Series 2002A, 0.000%, 12/15/37 – NPFG Insured
615	University of Illinois, Health Services Facilities System Revenue Bonds, Series 2013,	10/23 at 100.00	A–	687,189
	6.000%, 10/01/42
	Will County Community Unit School District 201-U Crete-Monee, Illinois, General
	Obligation Bonds, Capital Appreciation Series 2004:
300	0.000%, 11/01/23 – NPFG Insured (ETM)	No Opt. Call	Baa2 (6)	296,805
745	0.000%, 11/01/23 – FGIC Insured	No Opt. Call	A	726,576
28,370	Total Illinois			25,573,127
	Indiana – 0.5%
1,500	Indianapolis Local Public Improvement Bond Bank, Indiana, Series 1999E, 0.000%, 2/01/25 –	No Opt. Call	AA	1,465,065
	AMBAC Insured
	Kentucky – 3.5%
1,150	Kenton County Airport Board, Kentucky, Airport Revenue Bonds, Cincinnati/Northern	1/26 at 100.00	A1	1,369,914
	Kentucky International Airport, Series 2016, 5.000%, 1/01/29
1,000	Kentucky Bond Development Corporation, Transient Room Tax Revenue Bonds, Lexington	9/28 at 100.00	A2	1,213,530
	Center Corporation Project, Series 2018A, 5.000%, 9/01/43

NUW	Nuveen AMT-Free Municipal Value Fund Portfolio of Investments (continued) April 30, 2021 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Kentucky (continued)
$ 2,500	Kentucky Economic Development Finance Authority, Louisville Arena Project Revenue Bonds,	12/22 at 100.00	AA	$ 2,667,100
	Louisville Arena Authority, Inc, Series 2017A, 5.000%, 12/01/47 – AGM Insured
1,000	Kentucky Economic Development Finance Authority, Revenue Bonds, CommonSpirit Health,	8/29 at 100.00	BBB+	1,278,630
	Series 2019A-1, 5.000%, 8/01/32
3,750	Kentucky Economic Development Finance Authority, Revenue Bonds, Next Generation Kentucky	7/25 at 100.00	BBB+	4,161,525
	Information Highway Project, Senior Series 2015A, 5.000%, 1/01/45
325	Louisville-Jefferson County Metropolitan Government, Kentucky, Environmental Facilities	No Opt. Call	A1	325,338
	Revenue, Louisville Gas & Electric Company Project, Refunding Series 2007A, 1.650%, 6/01/33
	(Mandatory Put 6/01/21)
9,725	Total Kentucky			11,016,037
	Maine – 0.6%
1,545	Maine Turnpike Authority, Turnpike Revenue Bonds, Series 2020, 5.000%, 7/01/36	7/30 at 100.00	AA–	2,003,788
	Maryland – 3.1%
	Baltimore, Maryland, Convention Center Hotel Revenue Bonds, Refunding Series 2017:
1,150	5.000%, 9/01/33	9/27 at 100.00	CCC	1,205,787
2,250	5.000%, 9/01/34	9/27 at 100.00	CCC	2,360,565
5,000	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, MedStar	5/27 at 100.00	A	6,024,600
	Health Issue, Series 2017A, 5.000%, 5/15/42
8,400	Total Maryland			9,590,952
	Michigan – 1.1%
1,000	Michigan Finance Authority, Distributable State Aid Revenue Bonds, Charter County of	11/28 at 100.00	Aa3	1,231,830
	Wayne Criminal Justice Center Project, Senior Lien Series 2018, 5.000%, 11/01/43
500	Michigan Finance Authority, Michigan, Revenue Bonds, Trinity Health Credit Group,	12/22 at 100.00	AA– (6)	538,545
	Refunding Series 2017A-MI, 5.000%, 12/01/47 (Pre-refunded 12/01/22)
1,500	Michigan Finance Authority, Tobacco Settlement Asset- Backed Bonds, 2007 Sold Tobacco	12/30 at 100.00	BBB–	1,799,145
	Receipts, Series 2020B-1-CL2, 5.000%, 6/01/49
3,000	Total Michigan			3,569,520
	Minnesota – 1.1%
1,145	Rochester, Minnesota, Electric Utility Revenue Bonds, Refunding Series 2017A, 5.000%, 12/01/47	12/26 at 100.00	AA	1,364,932
700	Southern Minnesota Municipal Power Agency, Badger Coulee Project Revenue Bonds, Series	1/30 at 100.00	AA–	902,909
	2019A, 5.000%, 1/01/32
1,000	University of Minnesota, General Obligation Bonds, Series 2017A, 5.000%, 9/01/36	9/27 at 100.00	Aa1	1,231,990
2,845	Total Minnesota			3,499,831
	Nebraska – 0.2%
500	Central Plains Energy Project, Nebraska, Gas Project 3 Revenue Bonds, Series 2012,	9/22 at 100.00	A2	531,460
	5.000%, 9/01/42
	Nevada – 5.3%
3,000	Clark County, Nevada, General Obligation Bonds, Transportation Improvement, Limited Tax,	12/28 at 100.00	AA+	3,805,380
	Additionally Secured by Pledged Revenue Series 2018B, 5.000%, 12/01/33
4,000	Las Vegas Convention and Visitors Authority, Nevada, Revenue Bonds, Series 2018C,	7/28 at 100.00	Aa3	4,832,640
	5.250%, 7/01/43
	Las Vegas Convention and Visitors Authority, Nevada, Revenue Bonds, Series 2019B:
3,015	5.000%, 7/01/36	7/29 at 100.00	Aa3	3,676,189
1,665	5.000%, 7/01/37	7/29 at 100.00	Aa3	2,024,290
2,000	Las Vegas Valley Water District, Nevada, General Obligation Bonds, Refunding Series	12/24 at 100.00	Aa1	2,296,960
	2015, 5.000%, 6/01/39
60	Sparks, Nevada, Sales Tax Revenue Bonds, Tourism Improvement District 1 Legends at	No Opt. Call	Ba2	61,810
	Sparks Marina, Refunding Senior Series 2019A, 2.750%, 6/15/28, 144A
13,740	Total Nevada			16,697,269

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New Jersey – 8.8%
	Camden County Improvement Authority, New Jersey, Health Care Redevelopment Revenue
	Bonds, Cooper Health System Obligated Group Issue, Refunding Series 2014A:
$ 105	5.000%, 2/15/25	2/24 at 100.00	BBB+	$ 117,701
100	5.000%, 2/15/34	2/24 at 100.00	BBB+	109,664
105	Camden County Improvement Authority, New Jersey, Health Care Redevelopment Revenue	2/23 at 100.00	BBB+	112,019
	Bonds, Cooper Health System Obligated Group Issue, Series 2013A, 5.750%, 2/15/42
110	Camden County Improvement Authority, New Jersey, Lease Revenue Bonds, Rowan University	12/23 at 100.00	A	120,349
	School of Osteopathic Medicine Project, Refunding Series 2013A, 5.000%, 12/01/32
80	Cumberland County Improvement Authority, New Jersey, Guaranteed Lease Revenue Bonds,	10/28 at 100.00	AA	91,559
	County Correctional Facility Project, Series 2018, 4.000%, 10/01/43 – BAM Insured
	Delaware River Port Authority, New Jersey and Pennsylvania, Revenue Bonds, Series 2018A:
175	5.000%, 1/01/37	1/29 at 100.00	A+	219,490
125	5.000%, 1/01/38	1/29 at 100.00	A+	156,079
295	Delaware River Port Authority, Pennsylvania and New Jersey, Revenue Refunding Bonds,	1/23 at 100.00	A	311,263
	Port District Project, Series 2012, 5.000%, 1/01/27
245	Garden State Preservation Trust, New Jersey, Open Space and Farmland Preservation Bonds,	No Opt. Call	AA	303,817
	Series 2005A, 5.750%, 11/01/28 – AGM Insured
	Harrison, New Jersey, General Obligation Bonds, Parking Utility Series 2018:
35	3.125%, 3/01/31 – BAM Insured	3/28 at 100.00	AA	38,473
30	3.250%, 3/01/32 – BAM Insured	3/28 at 100.00	AA	33,113
50	3.500%, 3/01/36 – BAM Insured	3/28 at 100.00	AA	55,432
150	Hudson County Improvement Authority, New Jersey, County Secured Lease Revenue Bonds,	5/26 at 100.00	AA	179,649
	Hudson County Vocational Technical Schools Project, Series 2016, 5.250%, 5/01/51
100	Jersey City, New Jersey, General Obligation Bonds, Refunding General Improvement Series	11/27 at 100.00	AA–	125,299
	2017A, 5.000%, 11/01/29
50	Mercer County, New Jersey, General Obligation Bonds, General Capital Improvement Open	No Opt. Call	N/R	50,095
	Space Farmland NotesSeries 2020A, 2.000%, 6/10/21
100	Middlesex County Improvement Authority, New Jersey, Senior Revenue Bonds, Heldrich	6/21 at 100.00	Caa3	69,925
	Center Hotel/Conference Center Project, Series 2005A, 5.000%, 1/01/32 (5)
125	Middlesex County, New Jersey, General Obligation Bonds, Refunding Redevelopment Series	No Opt. Call	AAA	155,989
	2017, 5.000%, 1/15/27
115	Monmouth County Improvement Authority, New Jersey, Governmental Pooled Loan Revenue	No Opt. Call	N/R	115,429
	Bonds, Series 2020A, 2.000%, 7/12/21
20	Montclair Township, Essex County, New Jersey, General Obligation Bonds, Refunding	1/24 at 100.00	AAA	22,373
	Parking Utility Series 2014A, 5.000%, 1/01/37
100	Montclair Township, Essex County, New Jersey, General Obligation Bonds, Refunding School	No Opt. Call	AAA	114,016
	Series 2017B, 4.000%, 3/01/25
	New Brunswick Parking Authority, Middlesex County, New Jersey, Guaranteed Parking
	Revenue Bonds, Refunding Series 2016A:
300	5.000%, 9/01/32 – BAM Insured	9/26 at 100.00	AA	362,865
140	5.000%, 9/01/39 – BAM Insured	9/26 at 100.00	AA	167,327
25	New Jersey Economic Development Authority, Charter School Revenue Bonds, Foundation	1/28 at 100.00	BBB–	28,973
	Academy Charter School, Series 2018A, 5.000%, 7/01/38
	New Jersey Economic Development Authority, Charter School Revenue Bonds, North Star
	Academy Charter School of Newark, Series 2017:
220	4.000%, 7/15/37	7/27 at 100.00	BBB–	239,908
25	5.000%, 7/15/47	7/27 at 100.00	BBB–	28,722
100	New Jersey Economic Development Authority, Charter School Revenue Bonds, Teaneck	9/27 at 100.00	BB	106,744
	Community Charter School, Series 2017A, 5.125%, 9/01/52, 144A
	New Jersey Economic Development Authority, Cigarette Tax Revenue Refunding Bonds,
	Series 2012:
250	5.000%, 6/15/25	6/22 at 100.00	BBB	260,575
400	5.000%, 6/15/28	6/22 at 100.00	BBB	414,764

NUW	Nuveen AMT-Free Municipal Value Fund Portfolio of Investments (continued) April 30, 2021 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New Jersey (continued)
$ 35	New Jersey Economic Development Authority, Fixed Rate Revenue Bonds, Lions Gate Project,	1/24 at 100.00	N/R	$ 35,334
	Series 2014, 5.250%, 1/01/44
100	New Jersey Economic Development Authority, Lease Revenue Bonds, State House Project,	12/28 at 100.00	Baa1	117,177
	Series 2017B, 4.500%, 6/15/40
215	New Jersey Economic Development Authority, Natural Gas Facilities Revenue Bonds, New	8/24 at 100.00	A1	217,679
	Jersey Natural Gas Company Project, Refunding Series 2011A, 2.750%, 8/01/39
125	New Jersey Economic Development Authority, Revenue Bonds, Motor Vehicle Surcharge,	7/27 at 100.00	Baa3	132,790
	Refunding Series 2017A, 3.375%, 7/01/30
55	New Jersey Economic Development Authority, Revenue Bonds, Provident Group – Kean	1/27 at 100.00	B	57,660
	Properties LLC – Kean University Student Housing Project, Series 2017A, 5.000%, 7/01/47
100	New Jersey Economic Development Authority, Revenue Bonds, Provident Group – Rowan	1/25 at 100.00	Ba3	104,300
	Properties LLC – Rowan University Student Housing Project, Series 2015A, 5.000%, 1/01/48
115	New Jersey Economic Development Authority, Revenue Bonds, The Seeing Eye Inc, Refunding	No Opt. Call	A	132,682
	Series 2015, 5.000%, 3/01/25
	New Jersey Economic Development Authority, Revenue Bonds, The Seeing Eye Inc, Refunding
	Series 2017:
20	3.000%, 6/01/32	12/27 at 100.00	A	20,543
15	5.000%, 6/01/32	12/27 at 100.00	A	17,710
140	New Jersey Economic Development Authority, Revenue Bonds, United Methodist Homes of New	7/23 at 100.00	BBB–	146,013
	Jersey Obligated Group Issue, Refunding Series 2013, 5.000%, 7/01/34
40	New Jersey Economic Development Authority, Revenue Bonds, United Methodist Homes of New	7/24 at 100.00	BBB–	43,194
	Jersey Obligated Group Issue, Refunding Series 2014A, 5.000%, 7/01/29
155	New Jersey Economic Development Authority, Revenue Bonds, West Campus Housing LLC – New	7/25 at 100.00	BB–	159,379
	Jersey City University Student Housing Project, Series 2015, 5.000%, 7/01/47
100	New Jersey Economic Development Authority, Revenue Bonds, White Horse HMT Urban Renewal	1/28 at 102.00	N/R	100,105
	LLC Project, Series 2020, 5.000%, 1/01/40, 144A
45	New Jersey Economic Development Authority, Rutgers University General Obligation Lease	6/23 at 100.00	Aa3 (6)	63,337
	Revenue Bonds, Tender Option Bond Trust 2016-XF2357, 18.143%, 6/15/46 (Pre-refunded
	6/15/23), 144A (IF) (7)
935	New Jersey Economic Development Authority, School Facilities Construction Bonds, Series	No Opt. Call	Baa1	1,197,726
	2005N-1, 5.500%, 9/01/27 – NPFG Insured
15	New Jersey Economic Development Authority, School Facilities Construction Bonds, Social	12/30 at 100.00	Baa1	17,023
	Series 2021QQQ, 4.000%, 6/15/50
145	New Jersey Educational Facilities Authority, Revenue Bonds, College of New Jersey,	7/26 at 100.00	A	153,145
	Refunding Series 2016F, 3.000%, 7/01/40
100	New Jersey Educational Facilities Authority, Revenue Bonds, Kean University, Refunding	7/25 at 100.00	AA	110,143
	Series 2015H, 4.000%, 7/01/39 – AGM Insured
50	New Jersey Educational Facilities Authority, Revenue Bonds, Montclair State University,	7/24 at 100.00	A+	55,799
	Series 2014A, 5.000%, 7/01/44
	New Jersey Educational Facilities Authority, Revenue Bonds, Rider University, Series 2012A:
100	5.000%, 7/01/32	7/21 at 100.00	BB+	100,205
30	5.000%, 7/01/37	7/21 at 100.00	BB+	30,049
	New Jersey Educational Facilities Authority, Revenue Bonds, Rider University, Series 2017F:
5	3.750%, 7/01/37	7/27 at 100.00	BB+	4,789
100	4.000%, 7/01/42	7/27 at 100.00	BB+	96,800
100	5.000%, 7/01/47	7/27 at 100.00	BB+	104,240
75	New Jersey Educational Facilities Authority, Revenue Bonds, Seton Hall University,	7/23 at 100.00	BBB+	79,986
	Series 2013D, 5.000%, 7/01/38
	New Jersey Educational Facilities Authority, Revenue Bonds, Seton Hall University,
	Series 2016C:
435	3.000%, 7/01/41	7/26 at 100.00	BBB+	446,767
50	3.000%, 7/01/46	7/26 at 100.00	BBB+	51,016
25	4.000%, 7/01/46	7/26 at 100.00	BBB+	26,972

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New Jersey (continued)
	New Jersey Educational Facilities Authority, Revenue Bonds, Stevens Institute of
	Technology, Series 2017A:
$ 200	4.000%, 7/01/47	7/27 at 100.00	BBB+	$ 218,944
30	5.000%, 7/01/47	7/27 at 100.00	BBB+	34,758
25	New Jersey Educational Facilities Authority, Revenue Bonds, The College of Saint	7/26 at 100.00	BB	26,272
	Elizabeth, Series 2016D, 5.000%, 7/01/46
200	New Jersey Health Care Facilities Financing Authority, New Jersey, Revenue Bonds, Saint	7/21 at 100.00	BB+	201,270
	Peters University Hospital, Refunding Series 2011, 6.250%, 7/01/35
80	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, AHS Hospital	1/27 at 100.00	AA–	88,933
	Corporation, Refunding Series 2016, 4.000%, 7/01/41
230	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Barnabas Health,	7/24 at 100.00	AA–	259,534
	Refunding Series 2014A, 5.000%, 7/01/44
	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Hackensack
	Meridian Health Obligated Group, Refunding Series 2017A:
150	5.000%, 7/01/28	7/27 at 100.00	AA–	186,096
150	5.000%, 7/01/57	7/27 at 100.00	AA–	174,522
110	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Hunterdon Medical	7/24 at 100.00	A+	114,936
	Center, Refunding Series 2014A, 4.000%, 7/01/45
50	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Inspira Health	7/26 at 100.00	AA–	55,061
	Obligated Group Issue, Refunding Series 2016A, 4.000%, 7/01/41
360	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Inspira Health	7/27 at 100.00	AA–	429,790
	Obligated Group Issue, Series 2017A, 5.000%, 7/01/42 (UB) (7)
20	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Meridian Health	No Opt. Call	AA–	20,155
	System Obligated Group, Refunding Series 2011, 5.000%, 7/01/21
	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Palisades Medical
	Center Obligated Group Issue, Refunding Series 2013:
20	5.250%, 7/01/31 (Pre-refunded 7/01/23)	7/23 at 100.00	N/R (6)	22,028
85	5.250%, 7/01/31 (Pre-refunded 7/01/23)	7/23 at 100.00	N/R (6)	94,298
	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Princeton
	HealthCare System, Series 2016A:
25	5.000%, 7/01/32	7/26 at 100.00	AA	30,179
40	5.000%, 7/01/33	7/26 at 100.00	AA	48,220
30	5.000%, 7/01/34	7/26 at 100.00	AA	36,077
130	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Robert Wood	7/24 at 100.00	AA–	146,955
	Johnson University Hospital Issue, Series 2014A, 5.000%, 7/01/39
110	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Robert Wood	7/23 at 100.00	AA–	121,464
	Johnson University Hospital, Series 2013A, 5.500%, 7/01/43
125	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, RWJ Barnabas	7/26 at 100.00	AA–	149,642
	Health Obligated Group, Refunding Series 2016A, 5.000%, 7/01/43
75	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Barnabas	7/21 at 100.00	N/R (6)	75,646
	Health Care System, Refunding Series 2011A, 5.625%, 7/01/37 (Pre-refunded 7/01/21)
	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Joseph’s
	Healthcare System Obligated Group Issue, Refunding Series 2016:
10	3.000%, 7/01/32	7/26 at 100.00	BBB–	10,587
405	4.000%, 7/01/48	7/26 at 100.00	BBB–	446,152
100	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Luke’s	8/23 at 100.00	A–	104,637
	Warren Hospital Obligated Group, Series 2013, 4.000%, 8/15/37
	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, University
	Hospital Issue, Refunding Series 2015A:
130	4.125%, 7/01/38 – AGM Insured	7/25 at 100.00	AA	142,025
110	5.000%, 7/01/46 – AGM Insured	7/25 at 100.00	AA	126,057

NUW	Nuveen AMT-Free Municipal Value Fund Portfolio of Investments (continued) April 30, 2021 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New Jersey (continued)
	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Valley Health
	System Obligated Group, Series 2019:
$ 50	4.000%, 7/01/44	7/29 at 100.00	A+	$ 58,093
205	3.000%, 7/01/49	7/29 at 100.00	A+	217,689
50	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Village Drive	10/26 at 102.00	N/R	47,775
	Healthcare Urban Renewal LLC, Series 2018, 5.750%, 10/01/38, 144A
80	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Refunding	6/28 at 100.00	Aa1	82,777
	Senior Series 2019A, 2.375%, 12/01/29
30	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series	5/21 at 100.00	Aaa	30,022
	2010-2, 5.000%, 12/01/30
130	New Jersey Housing & Mortgage Finance Agency, Multifamily Conduit Revenue Bonds,	No Opt. Call	Aaa	132,244
	Riverside Village Family Apartments Phase 1 Project, Series 2019F, 1.350%, 12/01/22
120	New Jersey Housing and Mortgage Finance Agency, Multifamily Revenue Bonds, Series 2015A,	11/24 at 100.00	AA–	126,446
	4.000%, 11/01/45
270	New Jersey Housing and Mortgage Finance Agency, Multifamily Revenue Bonds, Series 2016B,	11/25 at 100.00	AA–	285,196
	3.600%, 11/01/40
435	New Jersey Housing and Mortgage Finance Agency, Multifamily Revenue Bonds, Series 2018A,	11/27 at 100.00	AA–	482,907
	3.875%, 11/01/38
100	New Jersey Housing and Mortgage Finance Agency, Multifamily Revenue Bonds, Series 2019A,	11/28 at 100.00	AA–	105,987
	2.900%, 11/01/39
	New Jersey Housing and Mortgage Finance Agency, Multifamily Revenue Bonds, Series 2019B:
175	1.375%, 11/01/21	No Opt. Call	AA–	176,001
200	1.500%, 5/01/23	No Opt. Call	AA–	204,132
	New Jersey Housing and Mortgage Finance Agency, Single Family Housing Revenue Bonds,
	Series 2018A:
145	3.600%, 4/01/33	10/27 at 100.00	AA	158,698
90	3.750%, 10/01/35	10/27 at 100.00	AA	99,350
700	New Jersey Housing and Mortgage Finance Agency, Single Family Housing Revenue Bonds,	4/28 at 100.00	AA	763,049
	Series 2019C, 3.950%, 10/01/44 (UB) (7)
280	New Jersey Housing and Mortgage Finance Agency, Single Family Housing Revenue Bonds,	4/29 at 100.00	AA	284,032
	Series 2020E, 2.250%, 10/01/40
200	New Jersey Institute of Technology, New Jersey, General Obligation Bonds, Series 2015A,	7/25 at 100.00	A1	231,862
	5.000%, 7/01/45
70	New Jersey State, General Obligation Bonds, Covid-19 Emergency Series 2020A,	No Opt. Call	A3	87,966
	4.000%, 6/01/32
100	New Jersey State, General Obligation Bonds, Various Purpose Series 2020, 2.250%, 6/01/35	12/27 at 100.00	A3	100,795
5,020	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Capital	No Opt. Call	Baa1	3,997,878
	Appreciation Series 2010A, 0.000%, 12/15/31
2,170	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series	No Opt. Call	Baa1	1,310,593
	2009A, 0.000%, 12/15/39
	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2011A:
75	6.000%, 6/15/35 (Pre-refunded 6/15/21)	6/21 at 100.00	Baa1 (6)	75,499
300	5.500%, 6/15/41 (Pre-refunded 6/15/21)	6/21 at 100.00	Baa1 (6)	301,833
	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2011B:
180	5.500%, 6/15/31	6/21 at 100.00	Baa1	181,071
275	5.250%, 6/15/36	6/21 at 100.00	Baa1	276,493
70	5.000%, 6/15/37 (Pre-refunded 6/15/21)	6/21 at 100.00	Baa1 (6)	70,388
450	5.000%, 6/15/42 (Pre-refunded 6/15/21)	6/21 at 100.00	Baa1 (6)	452,493
50	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series	6/22 at 100.00	Baa1	52,270
	2012A, 5.000%, 6/15/42
255	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series	6/25 at 100.00	Baa1	292,459
	2015AA, 5.250%, 6/15/41

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New Jersey (continued)
$ 50	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series	12/29 at 100.00	Baa1	$ 57,273
	2019A, 4.000%, 12/15/39
	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2019BB:
225	3.500%, 6/15/46	12/28 at 100.00	Baa1	239,337
100	4.000%, 6/15/50	12/28 at 100.00	Baa1	111,932
	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2020AA:
30	4.000%, 6/15/45	12/30 at 100.00	Baa1	34,232
40	3.000%, 6/15/50	12/30 at 100.00	Baa1	41,159
70	5.000%, 6/15/50	12/30 at 100.00	Baa1	86,355
255	New Jersey Turnpike Authority, Revenue Bonds, Refunding Series 2015E, 5.000%, 1/01/45	1/25 at 100.00	A+	293,031
1,500	New Jersey Turnpike Authority, Turnpike Revenue Bonds, Series 2021A, 4.000%, 1/01/42	1/31 at 100.00	A+	1,781,580
200	Ocean City, New Jersey, General Obligation Bonds, General Improvement Series 2019,	9/26 at 100.00	AA	209,158
	2.250%, 9/15/33
60	Rutgers State University, New Jersey, Revenue Bonds, Tender Option Bond Trust	5/23 at 100.00	Aa3 (6)	83,317
	2016-XF2356, 18.183%, 5/01/43 (Pre-refunded 5/01/23), 144A (IF) (7)
300	Salem County Pollution Control Financing Authority, New Jersey, Revenue Bonds, Atlantic	No Opt. Call	A	313,083
	City Electric Company Project, Refunding Series 2020, 2.250%, 6/01/29
250	South Jersey Transportation Authority, New Jersey, Transportation System Revenue Bonds,	11/29 at 100.00	AA	323,892
	Refunding Series 2019A, 5.000%, 11/01/31 – AGM Insured
30	South Jersey Transportation Authority, New Jersey, Transportation System Revenue Bonds,	11/30 at 100.00	BBB+	37,519
	Series 2020A, 5.000%, 11/01/45
125	Sussex County, New Jersey, General Obligation Bonds, Series 2019, 3.000%, 6/01/27	6/26 at 100.00	AA+	139,387
	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed
	Bonds, Series 2018A:
215	4.000%, 6/01/37	6/28 at 100.00	A–	247,979
305	5.250%, 6/01/46	6/28 at 100.00	BBB+	368,968
480	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed	6/28 at 100.00	BB+	562,454
	Bonds, Series 2018B, 5.000%, 6/01/46
110	Union County Improvement Authority, New Jersey, General Obligation Lease Bonds, Juvenile	No Opt. Call	Aaa	315,518
	Detention Center Facility Project, Tender Option Bond Trust 2015-XF1019, 24.463%,
	5/01/30, 144A (IF) (7)
170	Union County Utilities Authority, New Jersey, Solid Waste System County Deficiency	6/21 at 100.00	Aaa	170,848
	Revenue Bonds, Series 2011A, 5.000%, 6/15/41
100	Union County, New Jersey, General Obligation Bonds, Bond Anticipation Notes Series 2020,	No Opt. Call	N/R	100,491
	4.000%, 6/18/21
26,990	Total New Jersey			27,501,924
	New York – 6.0%
3,000	Liberty Development Corporation, New York, Goldman Sachs Headquarters Revenue Bonds	No Opt. Call	A2	4,486,140
	Series 2007, 5.500%, 10/01/37
1,500	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series	9/27 at 100.00	A	1,840,185
	2017, 5.000%, 9/01/42
2,050	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series	9/28 at 100.00	A	2,568,527
	2018, 5.000%, 9/01/39
1,390	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Green	5/30 at 100.00	A3	1,703,209
	Climate Bond Certified Series 2020C-1, 5.000%, 11/15/50
750	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Refunding	No Opt. Call	A3	988,538
	Green Climate Certified Series 2020E, 5.000%, 11/15/30
1,230	New York City, New York, General Obligation Bonds, Fiscal 2021 Series C, 5.000%, 8/01/43	8/30 at 100.00	AA	1,557,155
1,500	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 4 World Trade	11/21 at 100.00	A	1,541,835
	Center Project, Series 2011, 5.750%, 11/15/51

NUW	Nuveen AMT-Free Municipal Value Fund Portfolio of Investments (continued) April 30, 2021 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New York (continued)
$ 315	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred	12/23 at 100.00	Aa3	$ 349,726
	Seventy Ninth Series 2013, 5.000%, 12/01/43
3,345	Triborough Bridge and Tunnel Authority, New York, Payroll Mobility Tax Bonds, Refunding	No Opt. Call	AA+	3,618,654
	Senior Lien Subseries 2021A-2, 2.000%, 5/15/45 (Mandatory Put 5/15/28) (DD1,
	Settling 5/05/21)
15,080	Total New York			18,653,969
	North Carolina – 1.1%
1,000	North Carolina Capital Facilities Finance Agency, Revenue Bonds, Duke University	10/26 at 100.00	AA+	1,210,960
	Project, Refunding Series 2016B, 5.000%, 7/01/42
	North Carolina Turnpike Authority, Triangle Expressway System Revenue Bonds, Refunding
	Senior Lien Series 2017:
1,095	5.000%, 1/01/31 – AGM Insured	1/27 at 100.00	AA	1,327,041
700	5.000%, 1/01/32	1/27 at 100.00	BBB	835,828
2,795	Total North Carolina			3,373,829
	Ohio – 2.5%
570	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed	6/30 at 100.00	BBB+	644,459
	Revenue Bonds, Refunding Senior Lien Series 2020A-2 Class 1, 4.000%, 6/01/48
6,360	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed	6/30 at 100.00	N/R	7,149,721
	Revenue Bonds, Refunding Senior Lien Series 2020B-2 Class 2, 5.000%, 6/01/55
6,930	Total Ohio			7,794,180
	Oklahoma – 0.1%
255	Oklahoma Development Finance Authority, Health System Revenue Bonds, OU Medicine	8/28 at 100.00	Baa3	310,771
	Project, Series 2018B, 5.250%, 8/15/43
	Pennsylvania – 5.2%
160	Adams County, Pennsylvania, General Obligation Bonds, Series 2017B, 2.500%, 11/15/29	11/25 at 100.00	Aa2	170,278
50	Allegheny County Higher Education Building Authority, Pennsylvania, Revenue Bonds,	10/27 at 100.00	Baa3	57,560
	Robert Morris University, Series 2017, 5.000%, 10/15/37
465	Allegheny County Hospital Development Authority, Pennsylvania, Revenue Bonds, Allegheny	4/28 at 100.00	A	514,443
	Health Network Obligated Group Issue, Series 2018A, 4.000%, 4/01/44
115	Allegheny County Hospital Development Authority, Pennsylvania, Revenue Bonds, University	7/29 at 100.00	A	136,366
	of Pittsburgh Medical Center, Series 2019A, 4.000%, 7/15/35
220	Allegheny County, Pennsylvania, General Obligation Bonds, Series 2013C-72, 5.250%,	12/23 at 100.00	AA– (6)	248,884
	12/01/32 (Pre-refunded 12/01/23)
20	Allegheny County, Pennsylvania, General Obligation Bonds, Series C69-C70 of 2012,	12/22 at 100.00	AA– (6)	21,542
	5.000%, 12/01/37 (Pre-refunded 12/01/22)
25	Allentown Neighborhood Improvement Zone Development Authority, Pennsylvania, Tax	5/22 at 100.00	Baa3	25,917
	Revenue Bonds, Series 2012A, 5.000%, 5/01/35
230	Allentown Neighborhood Improvement Zone Development Authority, Pennsylvania, Tax Revenue	5/27 at 100.00	Baa3	265,684
	Bonds, City Center Refunding Project, Series 2017, 5.000%, 5/01/42, 144A
105	Avon Grove School District, Chester County, Pennsylvania, General Obligation Bonds,	5/29 at 100.00	AA	125,400
	Series 2021A, 4.000%, 11/15/37
140	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue	No Opt. Call	N/R	175
	Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2005A, 4.000%, 1/01/35 (5)
10	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue	No Opt. Call	N/R	13
	Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2008A, 2.700%, 4/01/35 (5)
250	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue	No Opt. Call	N/R	313
	Bonds, FirstEnergy Nuclear Generation Project, Series 2006B, 3.500%, 12/01/35 (5)
380	Berks County Industrial Development Authority, Pennsylvania, Health System Revenue	11/27 at 100.00	BB–	384,499
	Bonds, Tower Health Project, Series 2017, 5.000%, 11/01/50

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Pennsylvania (continued)
$ 155	Berks County Industrial Development Authority, Pennsylvania, Healthcare Facilities	5/27 at 100.00	BBB	$ 175,452
	Revenue Bonds, Highlands at Wyomissing, Series 2017A, 5.000%, 5/15/42
15	Berks County Municipal Authority, Pennsylvania, Revenue Bonds, Alvernia University	10/29 at 100.00	BB+	16,352
	Project, Series 2020, 5.000%, 10/01/39
125	Bethel Park School District, Allegheny County, Pennsylvania, General Obligation Bonds,	8/26 at 100.00	Aa2	144,752
	Refunding Series 2016, 4.000%, 8/01/33
45	Boyertown Area School District, Berks and Montgomery Counties, Pennsylvania, General	4/24 at 100.00	AA–	50,517
	Obligation Bonds, Series 2015, 5.000%, 10/01/38
155	Bucks County Industrial Development Authority, Pennsylvania, Hospital Revenue Bonds,	8/30 at 100.00	A–	160,808
	Saint Luke’s University Health Network Project, Series 2021, 3.000%, 8/15/53
70	Bucks County Industrial Development Authority, Pennsylvania, Revenue Bonds, School Lane	3/27 at 100.00	BBB–	79,788
	Charter School Project, Series 2016, 5.125%, 3/15/36
175	Bucks County Water and Sewer Authority, Pennsylvania, Revenue Bonds, Tender Option Bond	12/21 at 100.00	AA (6)	189,845
	Trust 2015-XF0123, 13.338%, 12/01/29 (Pre-refunded 12/01/21), 144A (IF) (7)
20	Bucks County Water and Sewer Authority, Pennsylvania, Water System Revenue Bonds, Series	12/28 at 100.00	AA	19,426
	2020, 2.125%, 12/01/45
115	Canon-McMillan School District, Washington County, Pennsylvania, General Obligation	12/24 at 100.00	AA	131,218
	Bonds, Series 2014D, 5.000%, 12/15/39
100	Centre County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Mount Nittany	11/25 at 100.00	AA–	115,551
	Medical Center Project, Series 2016A, 5.000%, 11/15/46
75	Chester County Health and Education Facilities Authority, Pennsylvania, Health System	10/27 at 100.00	AA	86,832
	Revenue Bonds, Main Line Health System, Series 2017A, 4.000%, 10/01/37
190	Chester County Health and Education Facilities Authority, Pennsylvania, Health System	9/30 at 100.00	AA	221,407
	Revenue Bonds, Main Line Health System, Series 2020A, 4.000%, 9/01/50
35	Chester County Health and Education Facilities Authority, Pennsylvania, Revenue Bonds,	12/25 at 103.00	N/R	35,284
	Simpson Senior Services Project, Series 2019, 5.000%, 12/01/51
20	Chester County Industrial Development Authority, Pennsylvania, Avon Grove Charter School	12/27 at 100.00	BBB–	22,493
	Revenue Bonds, Series 2017A, 5.000%, 12/15/47
15	Chester County Industrial Development Authority, Pennsylvania, Student Housing Revenue	8/23 at 100.00	Ba2	15,447
	Bonds, University Student Housing, LLC Project at West Chester University Series 2013A,
	5.000%, 8/01/45
100	Chester, Delaware County, Pennsylvania, Tax and Revenue Anticipation Notes, Series 2021,	7/21 at 100.00	N/R	99,998
	4.500%, 11/30/21, 144A
35	Clarion County Industrial Development Authority, Pennsylvania, Revenue Bonds, Clarion	7/24 at 100.00	A1	39,549
	University Foundation Inc Student Housing Project at Clarion University, Series 2014A,
	5.000%, 7/01/45
100	Colonial School District, Montgomery County, Pennsylvania, General Obligation Bonds,	2/27 at 100.00	Aaa	121,401
	Series 2020, 5.000%, 2/15/44
	Commonwealth Financing Authority, Pennsylvania, State Appropriation Lease Bonds, Master
	Settlement, Series 2018:
40	5.000%, 6/01/33	6/28 at 100.00	A1	49,278
155	4.000%, 6/01/39 – AGM Insured	6/28 at 100.00	AA	177,182
200	4.000%, 6/01/39 – AGM Insured (UB) (7)	6/28 at 100.00	AA	228,622
70	Cumberland County Municipal Authority, Pennsylvania, Revenue Bonds, Asbury Pennsylvania	1/25 at 104.00	N/R	76,627
	Obligated Group, Refunding Series 2019, 5.000%, 1/01/45
	Cumberland County Municipal Authority, Pennsylvania, Revenue Bonds, Diakon Lutheran
	Social Ministries Project, Series 2015:
20	4.000%, 1/01/33 (Pre-refunded 1/01/25)	1/25 at 100.00	N/R (6)	22,558
105	4.000%, 1/01/33	1/25 at 100.00	BBB+	112,063
15	5.000%, 1/01/38 (Pre-refunded 1/01/25)	1/25 at 100.00	N/R (6)	17,462
120	5.000%, 1/01/38	1/25 at 100.00	BBB+	132,233
100	Cumberland County Municipal Authority, Pennsylvania, Revenue Bonds, Diakon Lutheran	1/26 at 100.00	BBB+	115,201
	Social Ministries Project, Series 2016, 5.000%, 1/01/29

NUW	Nuveen AMT-Free Municipal Value Fund Portfolio of Investments (continued) April 30, 2021 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Pennsylvania (continued)
	Cumberland County Municipal Authority, Pennsylvania, Revenue Bonds, Diakon Lutheran
	Social Ministries Project, Series 2019A:
$ 25	4.125%, 1/01/38	1/29 at 100.00	BBB+	$ 28,412
30	5.000%, 1/01/39	1/29 at 100.00	BBB+	35,588
100	Cumberland County Municipal Authority, Pennsylvania, Revenue Bonds, Dickinson College	11/27 at 100.00	A+	121,819
	Project, Second Series 2017A, 5.000%, 11/01/39
200	Cumberland County Municipal Authority, Pennsylvania, Revenue Bonds, Penn State Health,	11/29 at 100.00	A+	230,866
	Series 2019, 4.000%, 11/01/44
30	Dallas Area Municipal Authority, Pennsylvania, Revenue Bonds, Misericordia University	5/29 at 100.00	Baa3	34,427
	Project, Series 2019, 5.000%, 5/01/48
30	Dallas Area Municipal Authority, Pennsylvania, Revenue Bonds, Misericordia University,	5/24 at 100.00	Baa3	32,347
	Series 2014, 5.000%, 5/01/37
55	Dauphin County General Authority, Pennsylvania, Health System Revenue Bonds, Pinnacle	6/26 at 100.00	A	64,638
	Health System Project, Refunding Series 2016A, 5.000%, 6/01/35
35	Dauphin County General Authority, Pennsylvania, Health System Revenue Bonds, Pinnacle	6/22 at 100.00	A	36,461
	Health System Project, Series 2012A, 5.000%, 6/01/42
	Delaware River Joint Toll Bridge Commission, New Jersey and Pennsylvania, Bridge System
	Revenue Bonds, Series 2017:
245	5.000%, 7/01/42	7/27 at 100.00	A1	297,450
540	5.000%, 7/01/47	7/27 at 100.00	A1	649,750
295	Delaware River Joint Toll Bridge Commission, New Jersey and Pennsylvania, Bridge System	No Opt. Call	A1	378,535
	Revenue Bonds, Series 2019A, 5.000%, 7/01/28
225	Doylestown Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Series 2016A,	7/26 at 100.00	BBB–	252,191
	5.000%, 7/01/41
25	Doylestown Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Series 2019A,	7/29 at 100.00	BBB–	26,774
	4.000%, 7/01/45
150	Dubois Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Penn Highlands	1/28 at 100.00	A–	176,509
	Healthcare, Series 2018, 5.000%, 7/15/48
30	East Hempfield Township Industrial Development Authority, Pennsylvania, Student Services	7/24 at 100.00	BB+	31,553
	Inc – Student Housing Project at Millersville University, Series 2014, 5.000%, 7/01/46
100	East Hempfield Township Industrial Development Authority, Pennsylvania, Student Services	7/25 at 100.00	BB+	106,671
	Inc – Student Housing Project at Millersville University, Series 2015, 5.000%, 7/01/47
25	Easton Area School District, Northampton County, Pennsylvania, General Obligation Bonds,	2/28 at 100.00	Aa2	31,542
	Series 2020B, 5.000%, 2/01/31
60	Erie Higher Education Building Authority, Pennsylvania, Revenue Bonds, Gannon	11/26 at 100.00	BBB+	63,974
	University, Series 2016, 4.000%, 5/01/46
75	General Authority of Southcentral Pennsylvania, Revenue Bonds, AICUP Financing	10/27 at 100.00	A–	79,461
	Program-York College of Pennsylvania, Series 2017 PP4, 3.375%, 11/01/37
	Huntingdon County General Authority, Pennsylvania, Revenue Bonds, Juniata College,
	Series 2016OO2:
15	3.250%, 5/01/36	5/26 at 100.00	BBB	15,193
35	3.500%, 5/01/41	5/26 at 100.00	BBB	35,529
20	Lancaster County Hospital Authority, Pennsylvania, Health Center Revenue Bonds, Masonic	5/25 at 100.00	A	22,059
	Villages Project, Series 2015, 5.000%, 11/01/35
40	Lancaster County Hospital Authority, Pennsylvania, Health Center Revenue Bonds, Saint	3/27 at 102.00	BB+	43,280
	Anne’s Retirement Community, Inc, Series 2020, 5.000%, 3/01/50
100	Lancaster County Hospital Authority, Revenue Bonds, University of Pennsylvania Health	8/26 at 100.00	AA	119,284
	System, Refunding Series 2016B, 5.000%, 8/15/46
155	Lancaster County Hospital Authority, Revenue Bonds, University of Pennsylvania Health	8/26 at 100.00	AA	185,952
	System, Series 2016A, 5.000%, 8/15/42
55	Lancaster Industrial Development Authority, Pennsylvania, Revenue Bonds, Garden Spot	5/23 at 100.00	N/R (6)	61,099
	Village Project, Series 2013, 5.750%, 5/01/35 (Pre-refunded 5/01/23)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Pennsylvania (continued)
$ 25	Lancaster School District, Lancaster County, Pennsylvania, General Obligation Bonds,	12/28 at 100.00	AA	$ 29,716
	Series 2020, 4.000%, 6/01/35 – AGM Insured
	Lehigh County Authority, Pennsylvania, Water and Sewer Revenue Bonds, Allentown
	Concession, Series 2013A:
95	5.125%, 12/01/47	12/23 at 100.00	A	105,131
105	5.125%, 12/01/47 (Pre-refunded 12/01/23)	12/23 at 100.00	N/R (6)	118,159
100	Lehigh County General Purpose Authority, Pennsylvania, Revenue Bonds, Good Shepherd	5/26 at 100.00	A	107,873
	Group, Refunding Series 2016, 4.000%, 11/01/41
40	Lehigh County General Purpose Authority, Pennsylvania, Revenue Bonds, Good Shepherd	11/22 at 100.00	A (6)	42,294
	Group, Series 2012, 4.000%, 11/01/32 (Pre-refunded 11/01/22)
195	Lehighton Area School District, Carbon County, Pennsylvania, General Obligation Bonds,	11/23 at 100.00	AA	215,161
	Limited Tax Series 2015A, 5.000%, 11/15/43 – BAM Insured
100	Monroe County Industrial Development Authority, Pennsylvania, Special Obligation Revenue	7/24 at 100.00	N/R	103,546
	Bonds, Tobyhanna Township Project, Series 2014, 6.875%, 7/01/33, 144A
50	Montgomery County Higher Education and Health Authority, Pennsylvania, Revenue Bonds,	9/28 at 100.00	A	61,033
	Thomas Jefferson University, Series 2018A, 5.000%, 9/01/48
	Montgomery County Higher Education and Health Authority, Pennsylvania, Revenue Bonds,
	Thomas Jefferson University, Series 2019:
50	4.000%, 9/01/44	9/29 at 100.00	A	57,351
25	4.000%, 9/01/49	9/29 at 100.00	A	28,507
200	Montgomery County Industrial Development Authority, Pennsylvania, Health System Revenue	1/25 at 100.00	Ba1	222,288
	Bonds, Albert Einstein Healthcare Network Issue, Series 2015A, 5.250%, 1/15/45
200	Montgomery County Industrial Development Authority, Pennsylvania, Revenue Bonds, ACTS	11/26 at 100.00	A–	233,202
	Retirement-Life Communities, Inc Obligated Group, Series 2016, 5.000%, 11/15/36
90	Northampton County General Purpose Authority, Pennsylvania, Revenue Bonds, Lafayette	11/28 at 100.00	Aa3	103,791
	College, Refunding Series 2018, 4.000%, 11/01/38
55	Northampton County Industrial Development Authority, Pennsylvania, Revenue Bonds,	11/26 at 103.00	BB+	59,815
	Morningstar Senior Living, Inc, Series 2019, 5.000%, 11/01/44
55	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds,	No Opt. Call	N/R	69
	Shippingport Project, First Energy Guarantor, Series 2006A, 2.550%, 11/01/41 (5)
90	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue	9/25 at 100.00	B	81,410
	Refunding Bonds, PPL Energy Supply, LLC Project, Series 2009A, 6.400%, 12/01/38
140	Pennsylvania Economic Development Financing Authority, Parking System Revenue Bonds,	1/24 at 100.00	AA	152,986
	Capitol Region Parking System, Series 2013A, 5.250%, 1/01/44 – AGM Insured
250	Pennsylvania Economic Development Financing Authority, Revenue Bonds,	10/29 at 100.00	A+	269,887
	Pennsylvania-American Water Company, Refunding Series 2019, 3.000%, 4/01/39
35	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Holy Family	9/23 at 100.00	BBB–	38,368
	University, Series 2013A, 6.500%, 9/01/38
120	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Philadelphia	6/23 at 100.00	N/R (6)	132,000
	University, Refunding Series 2013, 5.000%, 6/01/32 (Pre-refunded 6/01/23)
45	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Thomas Jefferson	9/22 at 100.00	A	47,117
	University, Series 2012, 5.000%, 3/01/42
	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, University of the
	Sciences in Philadelphia, Series 2012:
35	4.000%, 11/01/39	11/22 at 100.00	Baa1	35,976
60	5.000%, 11/01/42	11/22 at 100.00	Baa1	62,920
300	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, University	7/26 at 100.00	Baa3	330,273
	Properties Inc Student Housing Project at East Stroudsburg University of Pennsylvania, Series
	2016A, 5.000%, 7/01/35
95	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Widener University,	7/23 at 100.00	A–	101,130
	Series 2013A, 5.500%, 7/15/38

NUW	Nuveen AMT-Free Municipal Value Fund Portfolio of Investments (continued) April 30, 2021 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Pennsylvania (continued)
	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2012-114:
$ 65	3.300%, 10/01/32	10/21 at 100.00	AA+	$ 65,608
25	3.650%, 10/01/37	10/21 at 100.00	AA+	25,272
35	3.700%, 10/01/42	10/21 at 100.00	AA+	35,319
50	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series	4/25 at 100.00	AA+	51,713
	2016-119, 3.500%, 10/01/36
435	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series	10/25 at 100.00	AA+	450,821
	2016-120, 3.200%, 4/01/40
	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2016-121:
95	3.200%, 10/01/41	10/25 at 100.00	AA+	98,655
380	3.200%, 10/01/41 (UB) (7)	10/25 at 100.00	AA+	394,619
70	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series	10/26 at 100.00	AA+	75,380
	2017-123B, 3.450%, 10/01/32
250	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series	4/27 at 100.00	AA+	266,212
	2017-125B, 3.700%, 10/01/47
250	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series	10/28 at 100.00	AA+	263,492
	2019-129, 3.350%, 10/01/45
125	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series	10/28 at 100.00	AA+	129,461
	2019-130A, 3.000%, 10/01/46
45	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series	10/29 at 100.00	AA+	46,290
	2020-133, 2.500%, 10/01/45
100	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Turnpike Subordinate	12/26 at 100.00	AA–	112,523
	Special Revenue Bonds, Series 2014A, 0.000%, 12/01/37 (4)
100	Pennsylvania Turnpike Commission, Oil Franchise Tax Revenue Bonds, Subordinate Series	12/28 at 100.00	A+	121,394
	2018B, 5.000%, 12/01/48
585	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2015B, 5.000%, 12/01/45	12/25 at 100.00	A1	687,141
50	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Subordinate Series 2021A,	12/30 at 100.00	A	57,841
	4.000%, 12/01/50
25	Philadelphia Authority for Industrial Development, Pennsylvania, Charter School Revenue	6/28 at 100.00	BB+	28,806
	Bonds, Philadelphia Performing Arts: A String Theory Charter School, Series 2020,
	5.000%, 6/15/50, 144A
70	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, La Salle	11/27 at 100.00	BB+	70,504
	University, Series 2017, 3.625%, 5/01/35
50	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds,	3/28 at 100.00	BB	53,249
	University of the Arts, Series 2017, 5.000%, 3/15/45, 144A
105	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, 1998 General Ordinance, Sixteenth	8/30 at 100.00	AA	131,628
	Series 2020A, 5.000%, 8/01/50 – AGM Insured
150	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, General Ordinance, Fifteenth Series	8/27 at 100.00	A	178,800
	2017, 5.000%, 8/01/47
125	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, Refunding Thirteenth Series 2015,	8/25 at 100.00	A	147,084
	5.000%, 8/01/30
145	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Hospital	7/22 at 100.00	BBB–	152,298
	Revenue Bonds, Temple University Health System Obligated Group, Series 2012A,
	5.625%, 7/01/42
100	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Hospital	7/27 at 100.00	BBB–	117,364
	Revenue Bonds, Temple University Health System Obligated Group, Series of 2017,
	5.000%, 7/01/30
55	Philadelphia School District, Pennsylvania, General Obligation Bonds, Tax & Revenue	No Opt. Call	N/R	55,338
	Anticipation Note Series 2020-21A, 4.000%, 6/30/21
100	Pittsburgh and Allegheny County Sports and Exhibition Authority, Pennsylvania, Parking	12/27 at 100.00	A	124,837
	Revenue Bonds, Series 2017, 5.000%, 12/15/34
15	Pittsburgh School District, Allegheny County, Pennsylvania, General Obligation Bonds,	9/22 at 100.00	AA	15,954
	Series 2014A, 5.000%, 9/01/25 – BAM Insured

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Pennsylvania (continued)
$ 20	Pittsburgh Water and Sewer Authority, Pennsylvania, Water and Sewer System Revenue	9/30 at 100.00	AA	$ 23,509
	Bonds, First Lien Series 2020B, 4.000%, 9/01/45 – AGM Insured
25	Pittsburgh Water and Sewer Authority, Pennsylvania, Water and Sewer System Revenue	9/29 at 100.00	AA	30,115
	Bonds, Refunding Subordinate Series 2019B, 4.000%, 9/01/34 – AGM Insured
400	Pittsburgh, Pennsylvania, General Obligation Bonds, Series 2012B, 5.000%, 9/01/26	9/22 at 100.00	AA– (6)	425,944
	(Pre-refunded 9/01/22)
200	Pottsville Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Lehigh Valley	1/27 at 100.00	A+	237,090
	Health Network, Series 2016B, 5.000%, 7/01/45
35	Rostraver Township, Westmoreland County, Pennsylvania, General Obligation Bonds, Series	9/25 at 100.00	AA	37,572
	2018, 3.500%, 9/01/34 – AGM Insured
80	Scranton, Lackawanna County, Pennsylvania, General Obligation Notes, Series 2016,	5/24 at 100.00	BB+	85,410
	5.000%, 11/15/32
100	Scranton-Lackawanna Health and Welfare Authority, Pennsylvania, University Revenue	6/26 at 100.00	BB+	106,009
	Bonds, Marywood University, Series 2016, 5.000%, 6/01/46
210	Southcentral Pennsylvania General Authority, Revenue Bonds, Wellspan Health Obligated	6/29 at 100.00	Aa3	259,463
	Group, Series 2019A, 5.000%, 6/01/49
	The Redevelopment Authority of the City of Scranton, Lackawanna county, Pennsylvania,
	Guaranteed Lease Revenue Bonds, Series 2016A:
5	5.000%, 11/15/21	No Opt. Call	BB+	5,035
10	5.000%, 11/15/28	5/24 at 100.00	BB+	10,260
40	Upper Allegheny Joint Sanitary Authority, Allegheny County, Pennsylvania, Sewer Revenue	9/29 at 100.00	AA	42,931
	Bonds, Refunding Series 2019A, 3.000%, 9/01/44 – AGM Insured
100	Upper Dublin School District, Montgomery County, Pennsylvania, General Obligation Bonds,	3/29 at 100.00	Aa3	118,235
	Series 2021A, 4.000%, 9/15/38
145	Washington County Industrial Development Authority, Pennsylvania, College Revenue Bonds,	11/27 at 100.00	BBB+	150,797
	AICUP Financing Program-Washington and Jefferson College Project, Series 2017-PP5,
	3.375%, 11/01/36
15	Washington County Redevelopment Authority, Pennsylvania, Tanger Outlet Victory Center	1/28 at 100.00	BB	16,316
	Tax Increment Bonds, Series 2018, 5.000%, 7/01/35
100	West Shore Area Authority, Cumberland County, Pennsylvania, Hospital Revenue Bonds, Holy	1/22 at 100.00	A1 (6)	103,696
	Spirit Hospital of the Sisters of Christian Charity, Series 2011B, 5.750%, 1/01/41
	(Pre-refunded 1/01/22)
15	Westmoreland County Industrial Development Authority, Pennsylvania, Revenue Bonds,	1/31 at 100.00	Baa1	17,187
	Excela Health Project, Series 2020A, 4.000%, 7/01/37
	Williamsport Sanitary Authority, Lycoming County, Pennsylvania, Sewer Revenue Bonds,
	Series 2021:
100	5.000%, 1/01/25 – BAM Insured	No Opt. Call	AA	116,727
25	5.000%, 1/01/28 – BAM Insured	No Opt. Call	AA	31,828
15,015	Total Pennsylvania			16,285,514
	Puerto Rico – 2.8%
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A-1:
3,329	4.500%, 7/01/34	7/25 at 100.00	N/R	3,640,661
3,740	4.550%, 7/01/40	7/28 at 100.00	N/R	4,150,727
72	5.000%, 7/01/58	7/28 at 100.00	N/R	81,292
710	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured	7/28 at 100.00	N/R	787,972
	Cofina Project Series 2019A-2A, 4.550%, 7/01/40
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Taxable
	Restructured Cofina Project Series 2019A-2:
10	4.329%, 7/01/40	7/28 at 100.00	N/R	10,956
10	4.329%, 7/01/40	7/28 at 100.00	N/R	10,956
49	4.784%, 7/01/58	7/28 at 100.00	N/R	54,645
7,920	Total Puerto Rico			8,737,209

NUW	Nuveen AMT-Free Municipal Value Fund Portfolio of Investments (continued) April 30, 2021 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	South Carolina – 1.5%
$ 5,435	Piedmont Municipal Power Agency, South Carolina, Electric Revenue Bonds, Series 2004A-2,	No Opt. Call	AA	$ 4,844,107
	0.000%, 1/01/29 – AGC Insured
	Tennessee – 1.9%
135	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities	7/26 at 100.00	Aa1	160,537
	Board, Tennessee, Revenue Bonds, Vanderbilt University Medical Center, Series 2016A,
	5.000%, 7/01/46
605	Metropolitan Government of Nashville-Davidson County, Tennessee, Water and Sewerage	7/27 at 100.00	AA	745,783
	Revenue Bonds, Green Series 2017A, 5.000%, 7/01/42
4,000	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006B,	No Opt. Call	BBB	4,916,280
	5.625%, 9/01/26
4,740	Total Tennessee			5,822,600
	Texas – 10.3%
1,000	Austin Community College District Public Facility Corporation, Texas, Lease Revenue	8/27 at 100.00	AA	1,206,730
	Bonds, Highland Campus – Building 3000 Project, Series 2018A, 5.000%, 8/01/42
1,000	Austin, Texas, Electric Utility System Revenue Bonds, Refunding Series 2017, 5.000%, 11/15/35	11/26 at 100.00	AA	1,224,320
500	Bexar County Hospital District, Texas, Certificates of Obligation, Series 2020, 5.000%, 2/15/45	2/29 at 100.00	Aa1	624,585
710	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Series 2020A,	1/30 at 100.00	A–	897,887
	5.000%, 1/01/39
1,855	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, First Tier	10/23 at 100.00	A+ (6)	2,092,514
	Series 2013A, 5.500%, 4/01/53 (Pre-refunded 10/01/23)
1,000	Harris County, Texas, Toll Road Revenue Bonds, Refunding First Lien Series 2021A,	No Opt. Call	Aa2	1,342,320
	5.000%, 8/15/30
	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and
	Entertainment Project, Series 2001B:
3,000	0.000%, 9/01/32 – AMBAC Insured	No Opt. Call	A	2,248,740
7,935	0.000%, 9/01/33 – AMBAC Insured	No Opt. Call	A	5,743,353
1,430	Lower Colorado River Authority, Texas, Transmission Contract Revenue Bonds, LCRA	5/30 at 100.00	A+	1,789,445
	Transmission Services Corporation Project, Refunding Series 2020A, 5.000%, 5/15/50
915	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier, Series 2015B,	1/25 at 100.00	A+	1,041,170
	5.000%, 1/01/45
250	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Revenue Bonds,	8/26 at 100.00	AA	295,440
	Texas Health Resources System, Series 2016A, 5.000%, 2/15/41
1,600	Texas Private Activity Bond Surface Transportation Corporation, Revenue Bonds, NTE	12/29 at 100.00	Baa2	2,019,888
	Mobility Partners LLC North Tarrant Express Managed Lanes Project, Refunding Senior Lien
	Series 2019A, 5.000%, 12/31/35
7,635	Texas Water Development Board, State Water Implementation Revenue Fund Bonds, Master	10/26 at 100.00	AAA	8,837,665
	Trust Series 2016, 4.000%, 10/15/41
2,500	Texas Water Development Board, State Water Implementation Revenue Fund Bonds, Master	10/27 at 100.00	AAA	2,922,600
	Trust Series 2017A, 4.000%, 10/15/42 (UB) (7)
31,330	Total Texas			32,286,657
	Utah – 0.5%
1,405	Salt Lake City, Utah, Airport Revenue Bonds, International Airport Series 2017B,	7/27 at 100.00	A	1,691,971
	5.000%, 7/01/42

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Virginia – 0.9%
$ 1,160	Chesapeake Bay Bridge and Tunnel District, Virginia, General Resolution Revenue Bonds,	7/26 at 100.00	BBB	$ 1,340,020
	First Tier Series 2016, 5.000%, 7/01/51
1,400	Chesapeake, Virginia, Transportation System Senior Toll Road Revenue Bonds, Capital	7/28 at 100.00	BBB+	1,475,250
	Appreciation Series 2012B, 0.000%, 7/15/40 (4)
2,560	Total Virginia			2,815,270
	Washington – 4.3%
3,330	Chelan County Public Utility District 1, Washington, Columbia River-Rock Island	No Opt. Call	AA+	2,958,472
	Hydro-Electric System Revenue Refunding Bonds, Series 1997A, 0.000%, 6/01/29 –
	NPFG Insured
3,890	University of Washington, General Revenue Bonds, Refunding Series 2021A, 5.000%, 4/01/46	4/31 at 100.00	Aaa	5,091,971
690	Washington Health Care Facilities Authority, Revenue Bonds, Virginia Mason Medical	8/27 at 100.00	BBB–	827,897
	Center, Series 2017, 5.000%, 8/15/30
	Washington State Convention Center Public Facilities District, Lodging Tax Revenue
	Bonds, Series 2018:
2,015	5.000%, 7/01/43	7/28 at 100.00	Baa3	2,364,562
2,000	5.000%, 7/01/43	7/28 at 100.00	Baa1	2,368,660
11,925	Total Washington			13,611,562
	West Virginia – 2.0%
235	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, Cabell Huntington	1/29 at 100.00	BBB+	289,247
	Hospital, Inc Project, Refunding & Improvement Series 2018A, 5.000%, 1/01/36
2,000	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, Charleston Area	9/29 at 100.00	Baa1	2,435,700
	Medical Center, Refunding & Improvement Series 2019A, 5.000%, 9/01/39
1,500	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, West Virginia United	6/23 at 100.00	A (6)	1,663,860
	Health System Obligated Group, Refunding & Improvement Series 2013A, 5.500%, 6/01/44
	(Pre-refunded 6/01/23)
1,430	West Virginia Parkways Authority, Turnpike Toll Revenue Bonds, Senior Lien Series 2018,	6/28 at 100.00	AA–	1,762,647
	5.000%, 6/01/43
5,165	Total West Virginia			6,151,454
	Wisconsin – 0.3%
1,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Marshfield Clinic,	2/22 at 100.00	A–	1,028,780
	Series 2012B, 5.000%, 2/15/27
$ 291,495	Total Municipal Bonds (cost $269,620,762)			311,007,141
Shares	Description (1)			Value
	COMMON STOCKS – 0.1%
	Electric Utilities – 0.1%
14,686	Energy Harbor Corp (8), (9), (10)			$ 423,148
	Total Common Stocks (cost $407,801)			423,148
	Total Long-Term Investments (cost $270,028,563)			311,430,289

NUW	Nuveen AMT-Free Municipal Value Fund Portfolio of Investments (continued) April 30, 2021 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	SHORT-TERM INVESTMENTS – 0.1%
	MUNICIPAL BONDS – 0.1%
	Pennsylvania – 0.1%
$ 450	Mercer County, Pennsylvania, General Obligation Bonds, Variable Rate Demand Obligation	4/21 at 100.00	A-1	$ 450,000
	Series 2011, 0.080%, 10/01/31 – AGM Insured (11)
$ 450	Total Short-Term Investments (cost $450,000)			450,000
	Total Investments (cost $270,478,563) – 99.5%			311,880,289
	Floating Rate Obligations – (1.0)%			(3,230,000)
	Other Assets Less Liabilities – 1.5% (12)			4,650,809
	Net Assets Applicable to Common Shares – 100%			$ 313,301,098

Investments in Derivatives

Futures Contracts – Short
Variation
					Unrealized	Margin
	Number of	Expiration	Notional		Appreciation	Receivable/
Description	Contracts	Date	Amount	Value	(Depreciation)	(Payable)
U.S. Treasury 10-Year Note	(236)	6/21	$(31,691,643)	$(31,159,375)	$532,268	$(11,063)

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.
(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch,
Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard &
Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.
(4)	Step-up coupon bond, a bond with a coupon that increases (“steps up”), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.
(5)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.
(6)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(7)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(8)	Common Stock received as part of the bankruptcy settlements during February 2020 for Beaver County Industrial Development Authority, Pennsylvania, Pollution Control
Revenue Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2005A, 4.000%, 1/01/35; Beaver County Industrial Development Authority, Pennsylvania, Pollution
Control Revenue Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2006A, 4.375%, 1/01/35; Beaver County Industrial Development Authority, Pennsylvania,
Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2006B, 3.500%, 12/01/35; and Pennsylvania Economic Development Financing
Authority, Exempt Facilities Revenue Bonds, Shippingport Project, First Energy Guarantor, Series 2006A, 2.550%, 11/01/41.
(9)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 3 - Investment Valuation and Fair Value Measurements for more information.
(10)	Non-income producing; issuer has not declared an ex-dividend date within the past twelve months.
(11)	Investment has a maturity of greater than one year, but has variable rate and/or demand features which qualify it as a short-term investment. The rate disclosed, as well as the reference rate and spread, where applicable, is that in effect as of the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.
(12)	Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter (“OTC”) derivatives as presented on the Statement of Assets and
Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.
144A
Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

DD1	Portion of investment purchased on a delayed delivery basis.
ETM	Escrowed to maturity.
IF	Inverse floating rate security issued by a tender option bond (“TOB”) trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association
(SIFMA) short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust.
UB	Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 4 – Portfolio Securities and Investments in
Derivatives, Inverse Floating Rate Securities for more information.
See accompanying notes to financial statements.

NMI	Nuveen Municipal Income Fund, Inc. Portfolio of Investments April 30, 2021 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 97.6%
	MUNICIPAL BONDS – 97.6%
	Alabama – 0.8%
$ 500	Lower Alabama Gas District, Alabama, Gas Project Revenue Bonds, Series 2016A,	No Opt. Call	A2	$ 731,260
	5.000%, 9/01/46
100	Tuscaloosa County Industrial Development Authority, Alabama, Gulf Opportunity Zone	5/29 at 100.00	N/R	116,423
	Bonds, Hunt Refining Project, Refunding Series 2019A, 5.250%, 5/01/44, 144A
600	Total Alabama			847,683
	Arizona – 2.3%
600	Arizona Health Facilities Authority, Revenue Bonds, Scottsdale Lincoln Hospitals	12/24 at 100.00	A+	677,514
	Project, Refunding Series 2014A, 5.000%, 12/01/39
1,000	Arizona Industrial Development Authority, Arizona, Education Revenue Bonds, Academies of	1/28 at 100.00	AA–	1,168,390
	Math & Science Projects, Series 2018A, 5.000%, 7/01/48
515	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy	No Opt. Call	A3	654,987
	Inc Prepay Contract Obligations, Series 2007, 5.250%, 12/01/28
2,115	Total Arizona			2,500,891
	California – 14.4%
5,000	Adelanto School District, San Bernardino County, California, General Obligation Bonds,	No Opt. Call	A+	4,967,550
	Series 1997A, 0.000%, 9/01/22 – NPFG Insured
	Brea Olinda Unified School District, Orange County, California, General Obligation
	Bonds, Series 1999A:
2,000	0.000%, 8/01/21 – FGIC Insured	No Opt. Call	AA–	1,999,180
2,070	0.000%, 8/01/22 – FGIC Insured	No Opt. Call	Aa2	2,062,838
2,120	0.000%, 8/01/23 – FGIC Insured	No Opt. Call	Aa2	2,099,818
500	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter	11/27 at 100.00	A1	572,990
	Health, Series 2018A, 4.000%, 11/15/42
365	California Statewide Communities Development Authority, California, Revenue Bonds, Loma	6/28 at 100.00	BB	432,707
	Linda University Medical Center, Series 2018A, 5.500%, 12/01/58, 144A
275	California Statewide Communities Development Authority, Revenue Bonds, Front Porch	4/27 at 100.00	A	298,713
	Communities and Services Project, Series 2017A, 4.000%, 4/01/36
330	California Statewide Community Development Authority, Revenue Bonds, Daughters of	6/21 at 100.00	N/R	314,089
	Charity Health System, Series 2005A, 5.500%, 7/01/39 (4)
600	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds,	7/29 at 100.00	A–	670,698
	Refunding Term Rate Sub-Series 2013B-1, 3.500%, 1/15/53
300	M-S-R Energy Authority, California, Gas Revenue Bonds, Citigroup Prepay Contracts,	No Opt. Call	A	474,111
	Series 2009A, 7.000%, 11/01/34
500	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road	1/25 at 100.00	BBB+	560,495
	Revenue Bonds, Refunding Junior Lien Series 2014B, 5.250%, 1/15/44
1,000	Union City Community Redevelopment Agency, California, Tax Allocation Revenue Bonds,	12/21 at 100.00	A+ (5)	1,033,720
	Redevelopment Project, Subordinate Lien Series 2011, 6.000%, 12/01/22 (Pre-refunded 12/01/21)
15,060	Total California			15,486,909
	Colorado – 10.1%
	Central Platte Valley Metropolitan District, Colorado, General Obligation Bonds,
	Refunding Series 2013A:
150	5.125%, 12/01/29	12/23 at 100.00	BBB	162,969
250	5.375%, 12/01/33	12/23 at 100.00	BBB	271,390
350	Colorado Health Facilities Authority, Colorado, Health Facilities Revenue Bonds, The	6/27 at 100.00	N/R (5)	436,993
	Evangelical Lutheran Good Samaritan Society Project, Refunding Series 2017, 5.000%, 6/01/42
	(Pre-refunded 6/01/27)

NMI	Nuveen Municipal Income Fund, Inc. Portfolio of Investments (continued) April 30, 2021 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Colorado (continued)
$ 500	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Christian Living	1/24 at 102.00	N/R	$ 534,450
	Neighborhoods Project, Refunding Series 2016, 5.000%, 1/01/37
1,140	Colorado Health Facilities Authority, Colorado, Revenue Bonds, CommonSpirit Health,	8/29 at 100.00	BBB+	1,286,627
	Series 2019A-2, 4.000%, 8/01/49
750	Colorado Springs, Colorado, Utilities System Revenue Bonds, Improvement Series 2013B-1,	11/23 at 100.00	AA+	832,537
	5.000%, 11/15/38
1,000	Denver City and County, Colorado, Airport System Revenue Bonds, Series 2012B, 5.000%,	11/22 at 100.00	AA– (5)	1,074,110
	11/15/32 (Pre-refunded 11/15/22)
1,395	Denver City and County, Colorado, Airport System Revenue Bonds, Subordinate Lien Series	12/28 at 100.00	A+	1,697,841
	2018A, 5.000%, 12/01/48 (AMT)
110	Park Creek Metropolitan District, Colorado, Senior Limited Property Tax Supported	12/25 at 100.00	A	126,611
	Revenue Bonds, Refunding Series 2015A, 5.000%, 12/01/45
650	Park Creek Metropolitan District, Colorado, Senior Limited Property Tax Supported	12/28 at 100.00	A	731,367
	Revenue Bonds, Series 2018A, 4.000%, 12/01/51
340	Public Authority for Colorado Energy, Natural Gas Purchase Revenue Bonds, Colorado	No Opt. Call	A+	369,192
	Springs Utilities, Series 2008, 6.125%, 11/15/23
1,100	Rampart Range Metropolitan District 1, Lone Tree, Colorado, Limited Tax Supported and	12/27 at 100.00	AA	1,341,318
	Special Revenue Bonds, Refunding & Improvement Series 2017, 5.000%, 12/01/42
1,250	Southshore Metropolitan District 2 Aurora, Arapahoe County, Colorado, General Obligation	12/30 at 100.00	AA	1,457,162
	Bonds, Subordinate Limited Tax Improvement Series 2020A-2, 4.000%, 12/01/46 – BAM Insured
498	Tallyn’s Reach Metropolitan District 3, Aurora, Colorado, General Obligation Bonds,	12/23 at 100.00	N/R (5)	552,312
	Limited Tax Convertible to Unlimited Tax, Refunding & Improvement Series 2013, 5.000%,
	12/01/33 (Pre-refunded 12/01/23)
9,483	Total Colorado			10,874,879
	Delaware – 0.1%
100	Delaware Health Facilities Authority, Revenue Bonds, Beebe Medical Center Project,	12/28 at 100.00	BBB	118,597
	Series 2018, 5.000%, 6/01/48
	District of Columbia – 0.1%
105	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds,	10/29 at 100.00	A–	119,767
	Dulles Metrorail & Capital improvement Projects, Refunding & Subordinate Lien Series 2019B,
	4.000%, 10/01/49
	Florida – 5.0%
850	Bay County, Florida, Educational Facilities Revenue Refunding Bonds, Bay Haven Charter	9/23 at 100.00	BBB	904,825
	Academy, Inc Project, Series 2013A, 5.000%, 9/01/33
200	Florida Development Finance Corporation, Florida, Surface Transportation Facility	1/24 at 107.00	N/R	208,000
	Revenue Bonds, Brightline Passenger Rail Project, Green Series 2019B, 7.375%,
	1/01/49 (AMT), 144A
	Florida Development Finance Corporation, Florida, Surface Transportation Facility
	Revenue Bonds, Virgin Trains USA Passenger Rail Project , Series 2019A:
350	6.375%, 1/01/49 (AMT) (Mandatory Put 1/01/26), 144A	6/21 at 104.00	N/R	350,977
380	6.500%, 1/01/49 (AMT) (Mandatory Put 1/01/29), 144A	6/21 at 104.00	N/R	380,471
500	Greater Orlando Aviation Authority, Florida, Orlando Airport Facilities Revenue Bonds,	10/27 at 100.00	A1	598,370
	Priority Subordinated Series 2017, 5.000%, 10/01/47 (AMT)
1,280	Hillsborough County Industrial Development Authority, Florida, Hospital Revenue Bonds,	2/31 at 100.00	A	1,460,160
	Florida Health Sciences Center Inc D/B/A Tampa General Hospital, Series 2020A, 4.000%, 8/01/50
1,000	Miami-Dade County, Florida, Water and Sewer System Revenue Bonds, Series 2013A, 5.000%,	10/22 at 100.00	AA– (5)	1,068,940
	10/01/42 (Pre-refunded 10/01/22)
310	Orange County Health Facilities Authority, Florida, Hospital Revenue Bonds, Orlando	4/22 at 100.00	A+ (5)	323,671
	Health, Inc, Series 2012A, 5.000%, 10/01/42 (Pre-refunded 4/01/22)
100	Tampa, Florida, Revenue Bonds, H Lee Moffitt Cancer Center and Research Institute,	7/30 at 100.00	A2	115,642
	Series 2020B, 4.000%, 7/01/45
4,970	Total Florida			5,411,056

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Georgia – 2.7%
$ 455	Atlanta Development Authority, Georgia, Revenue Bonds, New Downtown Atlanta Stadium	7/25 at 100.00	A+	$ 526,453
	Project, Senior Lien Series 2015A-1, 5.250%, 7/01/40
350	Atlanta Urban Residential Finance Authority, Georgia, Multifamily Housing Revenue Bonds,	11/23 at 100.00	BB+	349,881
	Testletree Village Apartments, Series 2013A, 4.000%, 11/01/25
370	Fulton County Development Authority, Georgia, Revenue Bonds, Piedmont Healthcare, Inc	7/29 at 100.00	AA–	426,410
	Project, Series 2019A, 4.000%, 7/01/49
255	Georgia Municipal Electric Authority, Plant Vogtle Units 3 & 4 Project M Bonds, Series	7/28 at 100.00	A	302,211
	2019A, 5.000%, 1/01/63
300	Main Street Natural Gas Inc, Georgia, Gas Project Revenue Bonds, Series 2006B,	No Opt. Call	A+	312,129
	5.000%, 3/15/22
850	Rockdale County Development Authority, Georgia, Revenue Bonds, Piedmont Healthcare, Inc	7/29 at 100.00	AA–	985,499
	Project, Series 2019A, 4.000%, 7/01/44
2,580	Total Georgia			2,902,583
	Hawaii – 0.3%
250	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaii Pacific	7/23 at 100.00	BB	272,075
	University, Series 2013A, 6.625%, 7/01/33
	Illinois – 10.8%
250	Chicago Board of Education, Illinois, Dedicated Capital Improvement Tax Revenue Bonds,	4/27 at 100.00	A–	300,518
	Series 2016, 6.000%, 4/01/46
435	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues,	12/28 at 100.00	BB	509,341
	Refunding Series 2018D, 5.000%, 12/01/46
650	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues,	12/25 at 100.00	BB	784,420
	Series 2016A, 7.000%, 12/01/44
1,000	Illinois Educational Facilities Authority, Revenue Bonds, Field Museum of Natural	11/24 at 100.00	A	1,126,070
	History, Series 2002RMKT, 4.500%, 11/01/36
280	Illinois Finance Authority, Revenue Bonds, Palos Community Hospital, Series 2010C,	6/21 at 100.00	AA+	280,801
	5.125%, 5/15/35
80	Illinois Finance Authority, Revenue Bonds, Rehabilitation Institute of Chicago, Series	7/23 at 100.00	A–	86,404
	2013A, 5.500%, 7/01/28
200	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers,	8/25 at 100.00	A3	224,606
	Refunding Series 2015C, 5.000%, 8/15/44
400	Illinois State, General Obligation Bonds, May Series 2020, 5.500%, 5/01/39	5/30 at 100.00	BBB–	510,528
990	Illinois State, General Obligation Bonds, Series 2013, 5.250%, 7/01/31	7/23 at 100.00	BBB–	1,074,190
1,555	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project	6/22 at 100.00	BBB	1,607,139
	Bonds, Refunding Series 2012B, 5.000%, 6/15/52
200	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project	12/25 at 100.00	BBB	230,556
	Bonds, Series 2015A, 5.500%, 6/15/53
	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project
	Bonds, Series 2017A:
3,000	0.000%, 12/15/56 – BAM Insured	No Opt. Call	AA	1,031,250
6,000	0.000%, 12/15/56	No Opt. Call	BBB	1,817,940
205	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place	No Opt. Call	BBB	140,093
	Expansion Project, Series 2002A, 0.000%, 12/15/35 – NPFG Insured
450	Quad Cities Regional Economic Development Authority, Illinois, Revenue Bonds, Augustana	10/22 at 100.00	Baa1	471,082
	College, Series 2012, 5.000%, 10/01/27
800	Railsplitter Tobacco Settlement Authority, Illinois, Tobacco Settlement Revenue Bonds,	6/21 at 100.00	N/R (5)	803,536
	Series 2010, 6.000%, 6/01/28 (Pre-refunded 6/01/21)
490	University of Illinois, Health Services Facilities System Revenue Bonds, Series 2013,	10/23 at 100.00	A–	548,202
	6.000%, 10/01/32
16,985	Total Illinois			11,546,676

NMI	Nuveen Municipal Income Fund, Inc. Portfolio of Investments (continued) April 30, 2021 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Indiana – 2.9%
$ 735	Gary Local Public Improvement Bond Bank, Indiana, Economic Development Revenue Bonds,	6/30 at 100.00	N/R	$ 774,021
	Drexel Foundation for Educational Excellence Project, Refunding Series 2020A, 5.875%,
	6/01/55, 144A
1,000	Indiana Finance Authority, Hospital Revenue Bonds, Marion General Hospital Project,	7/30 at 100.00	A	1,141,240
	Series 2020A, 4.000%, 7/01/50
655	Indiana Finance Authority, Private Activity Bonds, Ohio River Bridges East End Crossing	7/23 at 100.00	A–	712,372
	Project, Series 2013A, 5.000%, 7/01/44 (AMT)
500	Vigo County Hospital Authority, Indiana, Hospital Revenue Bonds, Union Hospital, Inc,	9/21 at 100.00	N/R (5)	512,575
	Series 2011, 8.000%, 9/01/41 (Pre-refunded 9/01/21)
2,890	Total Indiana			3,140,208
	Iowa – 0.8%
835	Iowa Higher Education Loan Authority, Private College Facility Revenue Bonds, University	10/21 at 100.00	BBB	851,608
	of Dubuque Project, Refunding Series 2011, 5.625%, 10/01/26
	Louisiana – 2.4%
1,000	East Baton Rouge Sewerage Commission, Louisiana, Revenue Bonds, Refunding Series 2019A,	2/29 at 100.00	AA–	1,175,530
	4.000%, 2/01/45
1,000	Louisiana Public Facilities Authority, Louisiana, Revenue Bonds, Ochsner Clinic Foundation	5/30 at 100.00	A	1,154,130
	Project, Series 2020A, 4.000%, 5/15/49
200	New Orleans Aviation Board, Louisiana, General Airport Revenue Bonds, North Terminal	1/27 at 100.00	A2	235,758
	Project, Series 2017B, 5.000%, 1/01/48 (AMT)
2,200	Total Louisiana			2,565,418
	Maine – 0.5%
500	Maine Health and Higher Educational Facilities Authority Revenue Bonds, Eastern Maine	7/23 at 100.00	BBB	521,985
	Medical Center Obligated Group Issue, Series 2013, 5.000%, 7/01/43
	Maryland – 0.8%
250	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, LifeBridge	7/27 at 100.00	A+	281,245
	Health Issue, Series 2017, 4.000%, 7/01/42
500	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Peninsula	7/24 at 100.00	A (5)	574,150
	Regional Medical Center Issue, Refunding Series 2015, 5.000%, 7/01/45 (Pre-refunded 7/01/24)
750	Total Maryland			855,395
	Massachusetts – 0.6%
50	Massachusetts Development Finance Agency, Revenue Bonds, Atrius Health Issue, Series	6/29 at 100.00	BBB	56,362
	2019A, 4.000%, 6/01/49
500	Massachusetts Development Finance Agency, Revenue Bonds, UMass Memorial Health Care,	7/26 at 100.00	A–	592,925
	Series 2016I, 5.000%, 7/01/46
550	Total Massachusetts			649,287
	Michigan – 3.4%
355	Detroit Water and Sewerage Department, Michigan, Sewage Disposal System Revenue Bonds,	7/22 at 100.00	AA– (5)	376,158
	Refunding Senior Lien Series 2012A, 5.250%, 7/01/39 (Pre-refunded 7/01/22)
1,000	Michigan Finance Authority, Distributable State Aid Revenue Bonds, Charter County of	11/30 at 100.00	AA	1,162,210
	Wayne, Second Lien Refunding Series 2020, 4.000%, 11/01/50
1,000	Michigan Finance Authority, Hospital Revenue Bonds, Henry Ford Health System, Series	11/29 at 100.00	A	1,134,950
	2019A, 4.000%, 11/15/50
1,000	Michigan State Building Authority, Revenue Bonds, Facilities Program, Refunding Series	10/21 at 100.00	Aa2 (5)	1,023,670
	2011-II-A, 5.375%, 10/15/36 (Pre-refunded 10/15/21)
3,355	Total Michigan			3,696,988

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Minnesota – 2.2%
$ 300	City of Minneapolis, Minnesota, Senior Housing and Healthcare Facilities Revenue Bonds,	11/22 at 100.00	N/R	$ 289,440
	Walker Minneapolis Campus Project, Series 2015, 4.625%, 11/15/31
1,000	Duluth Economic Development Authority, Minnesota, Health Care Facilities Revenue Bonds,	2/28 at 100.00	A–	1,181,730
	Essentia Health Obligated Group, Series 2018A, 5.000%, 2/15/53
300	Saint Paul Park, Minnesota, Senior Housing and Health Care Revenue Bonds, Presbyterian	9/24 at 100.00	N/R	309,465
	Homes Bloomington Project, Refunding Series 2017, 4.250%, 9/01/37
500	West Saint Paul-Mendota Heights-Eagan Independent School District 197, Dakota County,	2/27 at 100.00	AAA	566,660
	Minnesota, General Obligation Bonds, School Building Series 2018A, 4.000%, 2/01/39
2,100	Total Minnesota			2,347,295
	Mississippi – 1.1%
1,000	Mississippi Hospital Equipment and Facilities Authority, Revenue Bonds, Baptist Memorial	9/26 at 100.00	BBB+	1,150,670
	Healthcare, Series 2016A, 5.000%, 9/01/36
	Missouri – 3.8%
135	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue	5/23 at 100.00	BBB	142,696
	Bonds, Saint Louis College of Pharmacy, Series 2013, 5.250%, 5/01/33
1,000	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue	10/22 at 100.00	BBB–	1,023,820
	Bonds, Southwest Baptist University Project, Series 2012, 5.000%, 10/01/33
125	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue	10/23 at 100.00	A+	138,668
	Bonds, University of Central Missouri, Series 2013C-2, 5.000%, 10/01/34
1,000	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds,	6/30 at 100.00	A+	1,151,610
	Mercy Health, Series 2020, 4.000%, 6/01/53
965	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lake Regional	2/22 at 100.00	BBB+	990,939
	Health System, Series 2012, 5.000%, 2/15/26
215	Saint Louis County Industrial Development Authority, Missouri, Revenue Bonds, Friendship	9/25 at 103.00	BB+	241,084
	Village Saint Louis Obligated Group, Series 2018A, 5.250%, 9/01/53
335	Saline County Industrial Development Authority, Missouri, First Mortgage Revenue Bonds,	10/23 at 100.00	N/R	341,961
	Missouri Valley College, Series 2017, 4.500%, 10/01/40
3,775	Total Missouri			4,030,778
	Nebraska – 0.4%
400	Nebraska Educational Finance Authority, Revenue Bonds, Clarkson College Project,	6/21 at 100.00	Aa3	401,436
	Refunding Series 2011, 5.050%, 9/01/30
	New Jersey – 2.9%
85	Gloucester County Pollution Control Financing Authority, New Jersey, Pollution Control	No Opt. Call	BBB–	89,155
	Revenue Bonds, Logan Project, Refunding Series 2014A, 5.000%, 12/01/24 (AMT)
110	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, University	7/25 at 100.00	AA	126,056
	Hospital Issue, Refunding Series 2015A, 5.000%, 7/01/46 – AGM Insured
545	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series	6/25 at 100.00	Baa1	618,913
	2015AA, 5.000%, 6/15/45
1,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series	12/28 at 100.00	Baa1	1,127,310
	2019BB, 4.000%, 6/15/44
1,000	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed	6/28 at 100.00	BBB+	1,186,100
	Bonds, Series 2018A, 5.000%, 6/01/46
2,740	Total New Jersey			3,147,534

NMI	Nuveen Municipal Income Fund, Inc. Portfolio of Investments (continued) April 30, 2021 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New York – 2.3%
$ 60	Buffalo and Erie County Industrial Land Development Corporation, New York, Revenue	7/25 at 100.00	BBB	$ 69,211
	Bonds, Catholic Health System, Inc Project, Series 2015, 5.250%, 7/01/35
150	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Senior Fiscal 2012	6/21 at 100.00	AA–	150,605
	Series 2011A, 5.750%, 2/15/47
315	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Green	5/30 at 100.00	A3	391,781
	Climate Bond Certified Series 2020C-1, 5.250%, 11/15/55
130	New York City Industrial Development Agency, New York, PILOT Payment in Lieu of Taxes	1/31 at 100.00	AA	136,235
	Revenue Bonds, Queens Baseball Stadium Project, Refunding Series 2021A, 3.000%,
	1/01/46 – AGM Insured
500	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade	11/24 at 100.00	N/R	547,300
	Center Project, Class 1 Series 2014, 5.000%, 11/15/44, 144A
1,000	New York State Urban Development Corporation, State Personal Income Tax Revenue Bonds,	9/30 at 100.00	AA+	1,168,520
	General Purpose, Series 2020A, 4.000%, 3/15/45
2,155	Total New York			2,463,652
	North Carolina – 2.3%
1,775	North Carolina Turnpike Authority, Triangle Expressway System Revenue Bonds, Senior Lien	1/30 at 100.00	Aa1	2,164,879
	Series 2019, 5.000%, 1/01/49
225	University of North Carolina, Chapel Hill, Revenue Bonds, Hospital System, Series 2019,	No Opt. Call	AA	331,348
	5.000%, 2/01/45
2,000	Total North Carolina			2,496,227
	North Dakota – 0.6%
200	Burleigh County, North Dakota, Health Care Revenue Bonds, Saint Alexius Medical Center	7/21 at 100.00	N/R (5)	201,426
	Project, Series 2014A, 5.000%, 7/01/35 (Pre-refunded 7/01/21)
300	Fargo, North Dakota, Health System Revenue Bonds, Sanford Health, Refunding Series	11/21 at 100.00	A+ (5)	308,838
	2011, 6.250%, 11/01/31 (Pre-refunded 11/01/21)
100	Grand Forks, North Dakota, Senior Housing & Nursing Facilities Revenue Bonds, Valley	12/26 at 100.00	N/R	104,340
	Homes and Services Obligated Group, Series 2017, 5.000%, 12/01/36
600	Total North Dakota			614,604
	Ohio – 3.4%
655	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed	6/30 at 100.00	N/R	736,331
	Revenue Bonds, Refunding Senior Lien Series 2020B-2 Class 2, 5.000%, 6/01/55
1,000	Cleveland-Cuyahoga County Port Authority, Ohio, Cultural Facility Revenue Bonds, The	7/31 at 100.00	A3	1,165,380
	Cleveland Museum of Natural History Project, Series 2021, 4.000%, 7/01/46
1,750	Middleburg Heights, Ohio, Hospital Facilities Revenue Bonds, Southwest General Health	8/21 at 100.00	A2	1,771,840
	Center Project, Refunding Series 2011, 5.250%, 8/01/36
3,405	Total Ohio			3,673,551
	Oklahoma – 0.3%
250	Oklahoma Development Finance Authority, Health System Revenue Bonds, OU Medicine	8/28 at 100.00	Baa3	306,325
	Project, Series 2018B, 5.500%, 8/15/57
	Oregon – 0.4%
55	Clackamas County Hospital Facility Authority, Oregon, Revenue Bonds, Rose Villa Inc,	11/25 at 102.00	N/R	59,217
	Series 2020A, 5.250%, 11/15/50
300	Forest Grove, Oregon, Campus Improvement Revenue Bonds, Pacific University Project,	5/22 at 100.00	BBB	308,922
	Refunding Series 2014A, 5.000%, 5/01/40
355	Total Oregon			368,139

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Pennsylvania – 2.6%
$ 1,000	Berks County Municipal Authority, Pennsylvania, Revenue Bonds, Reading Hospital &	5/22 at 100.00	BB–	$ 1,003,780
	Medical Center Project, Series 2012A, 5.000%, 11/01/40
100	Montgomery County Higher Education and Health Authority, Pennsylvania, Revenue Bonds,	9/29 at 100.00	A	114,028
	Thomas Jefferson University, Series 2019, 4.000%, 9/01/49
560	Montgomery County Industrial Development Authority, Pennsylvania, Health System Revenue	1/25 at 100.00	Ba1	628,242
	Bonds, Albert Einstein Healthcare Network Issue, Series 2015A, 5.250%, 1/15/36
1,000	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Foundation for	7/22 at 100.00	N/R (5)	1,056,100
	Student Housing at Indiana University, Project Series 2012A, 5.000%, 7/01/41
	(Pre-refunded 7/01/22)
2,660	Total Pennsylvania			2,802,150
	Puerto Rico – 2.1%
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A-1:
200	4.550%, 7/01/40	7/28 at 100.00	N/R	221,964
1,760	0.000%, 7/01/51	7/28 at 30.01	N/R	404,765
989	5.000%, 7/01/58	7/28 at 100.00	N/R	1,116,640
500	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Taxable	7/28 at 100.00	N/R	557,605
	Restructured Cofina Project Series 2019A-2, 4.784%, 7/01/58
3,449	Total Puerto Rico			2,300,974
	South Carolina – 0.6%
620	South Carolina Jobs-Economic Development Authority, Economic Development Revenue Bonds,	4/26 at 103.00	BBB–	644,279
	Bishop Gadsden Episcopal Retirement Community, Series 2019A, 4.000%, 4/01/49
	South Dakota – 0.1%
100	Sioux Falls, South Dakota, Health Facilities Revenue Bonds, Dow Rummel Village Project,	11/26 at 100.00	BB	107,125
	Series 2017, 5.125%, 11/01/47
	Tennessee – 2.2%
1,250	Chattanooga Health, Educational and Housing Facility Board, Tennessee, Revenue Bonds,	1/23 at 100.00	BBB+ (5)	1,353,350
	Catholic Health Initiatives, Series 2013A, 5.250%, 1/01/45 (Pre-refunded 1/01/23)
870	Knox County Health, Educational and Housing Facilities Board, Tennessee, Revenue Bonds,	9/26 at 100.00	BBB	988,424
	University Health System, Inc, Series 2016, 5.000%, 9/01/47
2,120	Total Tennessee			2,341,774
	Texas – 5.1%
500	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Series 2021B,	1/31 at 100.00	A–	633,675
	5.000%, 1/01/46
670	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien, Series 2015A,	7/25 at 100.00	A–	768,303
	5.000%, 1/01/40
335	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, First Tier	10/23 at 100.00	A+	356,477
	Series 2013A, 5.125%, 10/01/43
500	Lower Colorado River Authority, Texas, Transmission Contract Revenue Bonds, LCRA	5/25 at 100.00	A+	578,045
	Transmission Services Corporation Project, Refunding Series 2015, 5.000%, 5/15/40
125	Mission Economic Development Corporation, Texas, Revenue Bonds, Natgasoline Project,	10/21 at 105.00	BB–	132,659
	Senior Lien Series 2018, 4.625%, 10/01/31 (AMT), 144A
200	North Texas Tollway Authority, Special Projects System Revenue Bonds, Convertible	9/31 at 100.00	N/R (5)	276,136
	Capital Appreciation Series 2011C, 0.000%, 9/01/43 (Pre-refunded 9/01/31) (6)
410	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier, Series 2015B,	1/23 at 100.00	A+	437,855
	5.000%, 1/01/40

NMI	Nuveen Municipal Income Fund, Inc. Portfolio of Investments (continued) April 30, 2021 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
$ 500	North Texas Tollway Authority, System Revenue Bonds, Refunding Second Tier, Series	1/25 at 100.00	A	$ 573,400
	2015A, 5.000%, 1/01/38
240	Reagan Hospital District of Reagan County, Texas, Limited Tax Revenue Bonds, Series	2/24 at 100.00	Ba1	256,262
	2014A, 5.000%, 2/01/34
295	SA Energy Acquisition Public Facilities Corporation, Texas, Gas Supply Revenue Bonds,	No Opt. Call	A2	369,859
	Series 2007, 5.500%, 8/01/27
1,000	Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds, Refunding	8/24 at 100.00	A–	1,126,710
	Second Tier Series 2015C, 5.000%, 8/15/32
4,775	Total Texas			5,509,381
	Virginia – 1.6%
1,265	Virginia Small Business Financing Authority, Private Activity Revenue Bonds, Transform 66 P3	6/27 at 100.00	BBB	1,508,778
	Project, Senior Lien Series 2017, 5.000%, 12/31/56 (AMT)
205	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, Elizabeth River	7/22 at 100.00	BBB	217,436
	Crossing, Opco LLC Project, Series 2012, 6.000%, 1/01/37 (AMT)
1,470	Total Virginia			1,726,214
	West Virginia – 1.1%
1,000	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, West Virginia United	6/28 at 100.00	A	1,188,860
	Health System Obligated Group, Series 2018A, 5.000%, 6/01/52
	Wisconsin – 4.5%
	Public Finance Authority of Wisconsin, Conference Center and Hotel Revenue Bonds,
	Lombard Public Facilities Corporation, Second Tier Series 2018B:
4	0.000%, 1/01/46, 144A (4)	No Opt. Call	N/R	112
4	0.000%, 1/01/47, 144A (4)	No Opt. Call	N/R	106
4	0.000%, 1/01/48, 144A (4)	No Opt. Call	N/R	104
4	0.000%, 1/01/49, 144A (4)	No Opt. Call	N/R	101
3	0.000%, 1/01/50, 144A (4)	No Opt. Call	N/R	96
4	0.000%, 1/01/51, 144A (4)	No Opt. Call	N/R	103
98	0.000%, 7/01/51, 144A (4)	3/28 at 100.00	N/R	67,600
4	0.000%, 1/01/52, 144A (4)	No Opt. Call	N/R	99
4	0.000%, 1/01/53, 144A (4)	No Opt. Call	N/R	96
4	0.000%, 1/01/54, 144A (4)	No Opt. Call	N/R	92
4	0.000%, 1/01/55, 144A (4)	No Opt. Call	N/R	89
4	0.000%, 1/01/56, 144A (4)	No Opt. Call	N/R	87
4	0.000%, 1/01/57, 144A (4)	No Opt. Call	N/R	84
4	0.000%, 1/01/58, 144A (4)	No Opt. Call	N/R	81
3	0.000%, 1/01/59, 144A (4)	No Opt. Call	N/R	79
3	0.000%, 1/01/60, 144A (4)	No Opt. Call	N/R	76
3	0.000%, 1/01/61, 144A (4)	No Opt. Call	N/R	73
3	0.000%, 1/01/62, 144A (4)	No Opt. Call	N/R	71
3	0.000%, 1/01/63, 144A (4)	No Opt. Call	N/R	68
3	0.000%, 1/01/64, 144A (4)	No Opt. Call	N/R	67
3	0.000%, 1/01/65, 144A (4)	No Opt. Call	N/R	64
3	0.000%, 1/01/66, 144A (4)	No Opt. Call	N/R	60
42	0.000%, 1/01/67, 144A (4)	No Opt. Call	N/R	729
500	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Marquette	10/22 at 100.00	A2	521,815
	University, Series 2012, 4.000%, 10/01/32
755	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Gundersen	10/21 at 100.00	AA–	769,171
	Lutheran, Series 2011A, 5.250%, 10/15/39
200	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Dickson	10/22 at 102.00	N/R	208,400
	Hollow Project Series 2014, 5.125%, 10/01/34
1,000	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, PHW	10/23 at 102.00	N/R	1,043,020
	Oconomowoc, Inc Project, Series 2018, 5.125%, 10/01/48

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Wisconsin (continued)
$ 1,000	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds,	8/24 at 100.00	A+	$ 1,117,260
	ProHealth Care, Inc Obligated Group, Refunding Series 2015, 5.000%, 8/15/39
500	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Rogers	7/24 at 100.00	A	552,650
	Memorial Hospital, Inc, Series 2014B, 5.000%, 7/01/44
545	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Saint	9/23 at 100.00	BBB–	568,909
	John’s Communities Inc, Series 2018A, 5.000%, 9/15/50
4,715	Total Wisconsin			4,851,362
$ 103,017	Total Long-Term Investments (cost $96,034,221)			104,834,335
	Other Assets Less Liabilities – 2.4%			2,576,342
	Net Assets Applicable to Common Shares – 100%			$ 107,410,677

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.
(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch,
Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard &
Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.
(4)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.
(5)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(6)	Step-up coupon bond, a bond with a coupon that increases (“steps up”), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.
144A
Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

AMT	Alternative Minimum Tax.
See accompanying notes to financial statements.

NEV	Nuveen Enhanced Municipal Value Fund Portfolio of Investments April 30, 2021 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 131.5%
	MUNICIPAL BONDS – 129.6%
	Alabama – 0.5%
$ 340	Hoover Industrial Development Board, Alabama, Environmental Improvement Revenue Bonds,	10/29 at 100.00	B–	$ 397,453
	United States Steel Corporation Project, Series 2019, 5.750%, 10/01/49 (AMT)
1,350	Jefferson County, Alabama, Sewer Revenue Warrants, Senior Lien Series 2013A, 5.250%,	10/23 at 102.00	AA	1,514,781
	10/01/48 – AGM Insured
1,690	Total Alabama			1,912,234
	Arizona – 1.0%
1,585	Arizona Health Facilities Authority, Hospital Revenue Bonds, Banner Health Systems,	1/22 at 100.00	AA– (5)	1,790,733
	Tender Option Bond Trust 2015-XF2046, 17.772%, 7/01/36 (Pre-refunded 1/01/22), 144A (IF) (4)
1,030	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds,	7/21 at 100.00	N/R (5)	1,040,321
	Great Hearts Academies – Veritas Project, Series 2012, 6.600%, 7/01/47 (Pre-refunded 7/01/21)
35	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds,	7/25 at 100.00	N/R	36,890
	The Paideia Academies Project, 2019, 5.125%, 7/01/39
1,095	Quechan Indian Tribe of the Fort Yuma Reservation, Arizona, Tribal Economic Development	5/22 at 100.00	N/R	1,139,304
	Bonds, Series 2012A, 9.750%, 5/01/25
50	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy	No Opt. Call	A3	66,441
	Inc Prepay Contract Obligations, Series 2007, 5.000%, 12/01/32
3,795	Total Arizona			4,073,689
	Arkansas – 0.6%
2,000	Arkansas Development Finance Authority, Industrial Development Revenue Bonds, Big River	9/26 at 103.00	B1	2,187,340
	Steel Project, Series 2019, 4.500%, 9/01/49 (AMT), 144A
	California – 10.1%
180	Alameda Corridor Transportation Authority, California, Revenue Bonds, Refunding Second	10/26 at 100.00	BBB+	212,137
	Subordinate Lien Series 2016B, 5.000%, 10/01/37
10,000	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge,	10/29 at 100.00	AA–	10,477,400
	Subordinate Series 2019S-8, 3.000%, 4/01/54 (UB) (4)
1,510	California Community Housing Agency, California, Essential Housing Revenue Bonds,	2/30 at 100.00	N/R	1,730,626
	Serenity at Larkspur Apartments, Series 2020A, 5.000%, 2/01/50, 144A
60	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds,	6/30 at 100.00	BBB+	69,589
	Los Angeles County Securitization Corporation, Series 2020A, 4.000%, 6/01/49
	California Statewide Communities Development Authority, California, Revenue Bonds, Loma
	Linda University Medical Center, Series 2014A:
2,500	5.250%, 12/01/44	12/24 at 100.00	BB	2,792,100
1,712	5.500%, 12/01/54	12/24 at 100.00	BB	1,918,330
3,450	California Statewide Communities Development Authority, California, Revenue Bonds, Loma	6/26 at 100.00	BB	3,888,806
	Linda University Medical Center, Series 2016A, 5.250%, 12/01/56, 144A
2,760	California Statewide Community Development Authority, Certificates of Participation,	1/28 at 100.00	BBB+	3,092,663
	Methodist Hospital of Southern California, Series 2018, 4.250%, 1/01/43
400	Davis Redevelopment Agency, California, Tax Allocation Bonds, Davis Redevelopment	12/21 at 100.00	A+ (5)	415,740
	Project, Subordinate Series 2011A, 7.000%, 12/01/36 (Pre-refunded 12/01/21)
5,240	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement	5/21 at 22.00	CCC–	1,162,022
	Asset-Backed Bonds, First Subordinate Series 2007B-1, 0.000%, 6/01/47
	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement
	Asset-Backed Bonds, Tender Option Bond Trust 2015-XF1038:
2,445	17.537%, 6/01/40, 144A (IF) (4)	6/25 at 100.00	A+	4,065,253
1,250	17.551%, 6/01/40, 144A (IF) (4)	6/25 at 100.00	Aa3	2,079,063

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$ 2,550	Grossmont Healthcare District, California, General Obligation Bonds, Tender Option Bond	7/21 at 100.00	Aaa	$ 2,728,755
	Trust 2017-XF2453, 32.773%, 7/15/40 (Pre-refunded 7/15/21), 144A (IF) (4)
225	Long Beach Bond Finance Authority, California, Natural Gas Purchase Revenue Bonds,	No Opt. Call	A+	234,513
	Series 2007B, 1.580%, 11/15/27 (3-Month LIBOR reference rate + 1.450% spread) (6)
1,600	Los Angeles County, California, Community Development Commission Headquarters Office	9/21 at 100.00	Aa3	1,723,728
	Building, Lease Revenue Bonds, Community Development Properties Los Angeles County Inc,
	Tender Option Bond Trust 2016-XL0022, 23.057%, 9/01/42, 144A (IF) (4)
1,080	National City Community Development Commission, California, Tax Allocation Bonds,	8/21 at 100.00	N/R (5)	1,097,960
	National City Redevelopment Project, Series 2011, 7.000%, 8/01/32 (Pre-refunded 8/01/21)
1,165	Novato Redevelopment Agency, California, Tax Allocation Bonds, Hamilton Field	9/21 at 100.00	N/R (5)	1,190,001
	Redevelopment Project, Series 2011, 6.750%, 9/01/40 (Pre-refunded 9/01/21)
1,045	Ukiah Redevelopment Agency, California, Tax Allocation Bonds, Ukiah Redevelopment	6/21 at 100.00	A+ (5)	1,049,932
	Project, Series 2011A, 6.500%, 12/01/28 (Pre-refunded 6/01/21)
39,172	Total California			39,928,618
	Colorado – 2.8%
	Colorado Bridge Enterprise, Revenue Bonds, Central 70 Project, Senior Series 2017:
750	4.000%, 12/31/30 (AMT)	12/27 at 100.00	A–	839,400
250	4.000%, 6/30/31 (AMT)	12/27 at 100.00	A–	279,293
820	Colorado Health Facilities Authority, Colorado, Revenue Bonds, CommonSpirit Health,	8/29 at 100.00	BBB+	925,468
	Series 2019A-2, 4.000%, 8/01/49 (UB) (4)
26	Colorado Housing and Finance Authority, Revenue Bonds, Confluence Energy LLC Project,	No Opt. Call	N/R	—
	Series 2007, 5.000%, 9/30/21 (7), (8)
239	Colorado Housing and Finance Authority, Revenue Bonds, Confluence Energy LLC Project,	No Opt. Call	N/R	3,304
	Series 2017, 5.500%, 4/01/22 (AMT) (7), (8)
4,000	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Refunding Series 2006B,	9/26 at 52.09	A	1,905,640
	0.000%, 9/01/39 – NPFG Insured
	Public Authority for Colorado Energy, Natural Gas Purchase Revenue Bonds, Colorado
	Springs Utilities, Series 2008:
475	6.250%, 11/15/28	No Opt. Call	A+	597,009
4,030	6.500%, 11/15/38	No Opt. Call	A+	6,249,764
10,590	Total Colorado			10,799,878
	Connecticut – 0.1%
400	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Stamford	7/22 at 100.00	BBB+	416,448
	Hospital, Series 2012J, 5.000%, 7/01/37
	District of Columbia – 1.7%
10,000	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds,	No Opt. Call	A–	6,754,300
	Dulles Metrorail & Capital improvement Projects, Second Senior Lien Series 2009B, 0.000%,
	10/01/37 – AGC Insured
	Florida – 10.1%
1,000	Bonterra Community Development District, Hialeah, Florida, Special Assessment Bonds,	5/27 at 100.00	N/R	1,083,400
	Assessment Area 2 Project, Series 2016, 4.500%, 5/01/34
325	Capital Trust Agency, Florida, Revenue Bonds, Renaissance Charter School Project, Series	6/26 at 100.00	N/R	355,108
	2019A, 5.000%, 6/15/39, 144A
150	Charlotte County Industrial Development Authority, Florida, Utility System Revenue	10/27 at 100.00	N/R	166,431
	Bonds, Town & Country Utilities Project, Series 2019, 5.000%, 10/01/49 (AMT), 144A
2,000	Collier County Educational Facilities Authority, Florida, Revenue Bonds, Ave Maria	6/23 at 100.00	BBB–	2,147,020
	University, Refunding Series 2013A, 5.625%, 6/01/33
	Escambia County Health Facilities Authority, Florida, Health Care Facilities Revenue
	Bonds, Baptist Health Care Corporation Obligated, Series 2020A:
2,500	4.000%, 8/15/45	2/30 at 100.00	BBB+	2,854,450
5,675	4.000%, 8/15/45 (UB) (4)	2/30 at 100.00	BBB+	6,479,602

NEV	Nuveen Enhanced Municipal Value Fund Portfolio of Investments (continued) April 30, 2021 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Florida (continued)
$ 1,000	Florida Development Finance Corporation, Educational Facilities Revenue Bonds,	6/21 at 100.00	N/R (5)	$ 1,008,410
	Renaissance Charter School, Inc Projects, Series 2011A, 7.500%, 6/15/33 (Pre-refunded 6/15/21)
4,500	Florida Development Finance Corporation, Florida, Surface Transportation Facility Revenue	1/24 at 107.00	N/R	4,680,000
	Bonds, Brightline Passenger Rail Project, Green Series 2019B, 7.375%, 1/01/49 (AMT), 144A
4,210	Florida Development Finance Corporation, Florida, Surface Transportation Facility	6/21 at 104.00	N/R	4,215,220
	Revenue Bonds, Virgin Trains USA Passenger Rail Project , Series 2019A, 6.500%, 1/01/49 (AMT)
	(Mandatory Put 1/01/29), 144A
265	Miami-Dade County Health Facility Authority, Florida, Hospital Revenue Bonds, Miami	6/21 at 100.00	A+	266,095
	Children’s Hospital, Series 2010A, 6.000%, 8/01/30
	Osceola County, Florida, Transportation Revenue Bonds, Osceola Parkway, Refunding &
	Improvement Capital Appreciation Series 2019A-2:
1,000	0.000%, 10/01/44	10/29 at 59.08	BBB+	464,110
4,200	0.000%, 10/01/47	10/29 at 52.89	BBB+	1,734,642
1,250	0.000%, 10/01/48	10/29 at 50.96	BBB+	496,425
1,000	0.000%, 10/01/49	10/29 at 49.08	BBB+	381,970
2,000	0.000%, 10/01/50	10/29 at 47.17	BBB+	733,060
7,475	0.000%, 10/01/52	10/29 at 43.62	BBB+	2,528,568
2,300	0.000%, 10/01/54	10/29 at 40.38	BBB+	719,118
	Palm Beach County Health Facilities Authority, Florida, Revenue Bonds, Jupiter Medical
	Center, Series 2013A:
1,000	5.000%, 11/01/33	11/22 at 100.00	BBB+	1,045,110
2,000	5.000%, 11/01/43	11/22 at 100.00	BBB+	2,081,660
205	Palm Beach County, Florida, Revenue Bonds, Provident Group – PBAU Properties LLC – Palm	4/29 at 100.00	Ba1	229,229
	Beach Atlantic University Housing Project, Series 2019A, 5.000%, 4/01/39, 144A
720	Tampa, Florida, Revenue Bonds, H Lee Moffitt Cancer Center and Research Institute,	7/30 at 100.00	A2	832,622
	Series 2020B, 4.000%, 7/01/45
3,000	Tampa, Florida, Revenue Bonds, University of Tampa, Refunding Series 2020A,	4/30 at 100.00	A–	3,362,700
	4.000%, 4/01/50
95	Tolomato Community Development District, Florida, Special Assessment Bonds, Convertible,	5/22 at 100.00	N/R	82,784
	Capital Appreciation, Series 2012A-4, 0.000%, 5/01/40 (9)
135	Tolomato Community Development District, Florida, Special Assessment Bonds, Hope Note,	6/21 at 100.00	N/R	1
	Series 2007-3, 6.650%, 5/01/40 (8)
350	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding	6/21 at 100.00	N/R	336,053
	Series 2015-1, 0.000%, 5/01/40 (9)
215	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding	6/21 at 100.00	N/R	161,190
	Series 2015-2, 0.000%, 5/01/40 (9)
235	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding	6/21 at 100.00	N/R	2
	Series 2015-3, 6.610%, 5/01/40 (8)
1,080	Venetian Community Development District, Sarasota County, Florida, Capital Improvement	5/22 at 100.00	N/R	1,107,551
	Revenue Bonds, Series 2012-A2, 5.500%, 5/01/34
49,885	Total Florida			39,552,531
	Georgia – 0.2%
285	Atlanta Development Authority, Georgia, Senior Health Care Facilities Revenue Bonds,	1/28 at 100.00	N/R	184,680
	Georgia Proton Treatment Center Project, Current Interest Series 2017A-1, 6.500%, 1/01/29
90	Main Street Natural Gas Inc, Georgia, Gas Project Revenue Bonds, Series 2006B,	No Opt. Call	A+	93,639
	5.000%, 3/15/22
260	Main Street Natural Gas Inc, Georgia, Gas Project Revenue Bonds, Series 2007A,	No Opt. Call	A+	321,573
	5.500%, 9/15/26
635	Total Georgia			599,892

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Guam – 5.7%
	Government of Guam, Business Privilege Tax Bonds, Refunding Series 2015D:
195	5.000%, 11/15/33	11/25 at 100.00	BB	$ 220,403
1,805	5.000%, 11/15/34	11/25 at 100.00	BB	2,038,061
1,760	Government of Guam, Business Privilege Tax Bonds, Series 2012B-1, 5.000%, 1/01/42	1/22 at 100.00	BB	1,809,403
500	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series	7/23 at 100.00	A– (5)	555,660
	2013, 5.500%, 7/01/43 (Pre-refunded 7/01/23)
	Guam Government, Limited Obligation Section 30 Revenue Bonds, Series 2016A:
2,500	5.000%, 12/01/28 (UB) (4)	12/26 at 100.00	BB	2,925,675
1,750	5.000%, 12/01/30 (UB) (4)	12/26 at 100.00	BB	2,029,825
2,500	5.000%, 12/01/32 (UB) (4)	12/26 at 100.00	BB	2,887,475
1,750	5.000%, 12/01/34 (UB) (4)	12/26 at 100.00	BB	2,015,125
6,000	5.000%, 12/01/46 (UB) (4)	12/26 at 100.00	BB	6,782,040
1,000	Guam Power Authority, Revenue Bonds, Refunding Series 2017A, 5.000%, 10/01/37	10/27 at 100.00	BBB	1,162,210
19,760	Total Guam			22,425,877
	Illinois – 19.3%
1,165	CenterPoint Intermodal Center Program Trust, Illinois, Series 2004 Class A Certificates,	No Opt. Call	N/R	1,179,772
	4.000%, 6/15/23 (Mandatory Put 12/15/22), 144A
5,000	Chicago Board of Education, Illinois, Dedicated Capital Improvement Tax Revenue Bonds,	4/27 at 100.00	A–	6,010,350
	Series 2016, 6.000%, 4/01/46
2,255	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues,	12/24 at 100.00	BB	2,502,937
	Project Series 2015C, 5.250%, 12/01/35
1,335	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues,	12/26 at 100.00	BB	1,626,123
	Series 2016B, 6.500%, 12/01/46
	Chicago Board of Education, Illinois, Unlimited Tax General Obligation Bonds, Dedicated
	Tax Revenues, Series 1998B-1:
1,000	0.000%, 12/01/22 – FGIC Insured	No Opt. Call	Baa2	987,480
1,000	0.000%, 12/01/27 – NPFG Insured	No Opt. Call	Baa2	889,340
1,000	Chicago, Illinois, General Obligation Bonds, Neighborhoods Alive 21 Program, Series	1/25 at 100.00	BBB+	1,127,350
	2002B, 5.500%, 1/01/33
	Chicago, Illinois, General Obligation Bonds, Refunding Series 2012C:
320	5.000%, 1/01/23	1/22 at 100.00	BBB+	328,826
160	5.000%, 1/01/25	1/22 at 100.00	BBB+	164,197
	Chicago, Illinois, General Obligation Bonds, Refunding Series 2016C:
3,470	5.000%, 1/01/24	No Opt. Call	BBB+	3,842,782
350	5.000%, 1/01/29	1/26 at 100.00	BBB+	402,147
770	5.000%, 1/01/38	1/26 at 100.00	BBB+	868,406
1,150	Chicago, Illinois, General Obligation Bonds, Series 2015A, 5.500%, 1/01/33	1/25 at 100.00	BBB+	1,296,453
10,125	Chicago, Illinois, General Obligation Bonds, Series 2019A, 5.000%, 1/01/44 (UB) (4)	1/29 at 100.00	BBB+	11,933,325
405	DuPage County, Illinois, Revenue Bonds, Morton Arboretum Project, Green Series 2020,	5/30 at 100.00	A1	413,448
	3.000%, 5/15/47
2,000	Grundy County School District 54 Morris, Illinois, General Obligation Bonds, Refunding	12/21 at 100.00	AA	2,067,200
	Series 2005, 6.000%, 12/01/24 – AGM Insured
1,540	Illinois Finance Authority, Revenue Bonds, Centegra Health System, Tender Option Bond	9/22 at 100.00	AA+	1,902,331
	Trust 2016-XF2339, 17.825%, 9/01/38, 144A (IF) (4)
1,605	Illinois Finance Authority, Revenue Bonds, Centegra Health System, Tender Option Bond	9/22 at 100.00	AA+	2,076,067
	Trust 2016-XF2339, 22.079%, 9/01/38, 144A (IF) (4)
600	Illinois Finance Authority, Revenue Bonds, Christian Homes Inc, Refunding Series 2010,	6/21 at 100.00	BBB–	601,728
	6.125%, 5/15/27
	Illinois Finance Authority, Revenue Bonds, Northwestern Memorial Healthcare, Tender
	Option Bond Trust 2015-XF0076:
150	17.937%, 8/15/37, 144A (IF)	8/22 at 100.00	AA+	183,699
690	17.937%, 8/15/37, 144A (IF)	8/22 at 100.00	AA+	846,844

NEV	Nuveen Enhanced Municipal Value Fund Portfolio of Investments (continued) April 30, 2021 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
$ 1,000	Illinois Finance Authority, Revenue Bonds, Palos Community Hospital, Series 2010C,	6/21 at 100.00	AA+	$ 1,002,860
	5.125%, 5/15/35
455	Illinois Finance Authority, Revenue Bonds, The Carle Foundation, Tender Option Bond	8/21 at 100.00	AA	492,146
	Trust 2015-XF0121, 26.798%, 8/15/41 – AGM Insured, 144A (IF) (4)
20,830	Illinois State, General Obligation Bonds, November Series 2017D, 5.000%, 11/01/27 (UB) (4)	No Opt. Call	BBB–	25,265,957
1,380	Illinois State, General Obligation Bonds, November Series 2019B, 4.000%, 11/01/34	11/29 at 100.00	BBB–	1,582,239
2,125	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project	12/29 at 100.00	BBB	2,386,354
	Bonds, Refunding Series 2020A, 4.000%, 6/15/50
8,000	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project	No Opt. Call	AA	2,750,000
	Bonds, Series 2017B, 0.000%, 12/15/56 – AGM Insured
1,000	Railsplitter Tobacco Settlement Authority, Illinois, Tobacco Settlement Revenue Bonds,	6/21 at 100.00	N/R (5)	1,004,420
	Series 2010, 6.000%, 6/01/28 (Pre-refunded 6/01/21)
190	Southwestern Illinois Development Authority, Environmental Improvement Revenue Bonds, US	8/22 at 100.00	B–	196,831
	Steel Corporation Project, Series 2012, 5.750%, 8/01/42 (AMT)
71,070	Total Illinois			75,931,612
	Indiana – 2.8%
2,000	Gary Local Public Improvement Bond Bank, Indiana, Economic Development Revenue Bonds,	6/30 at 100.00	N/R	2,106,180
	Drexel Foundation for Educational Excellence Project, Refunding Series 2020A, 5.875%,
	6/01/55, 144A
1,500	Indiana Finance Authority, Private Activity Bonds, Ohio River Bridges East End Crossing	7/23 at 100.00	A–	1,634,070
	Project, Series 2013A, 5.000%, 7/01/35 (AMT)
4,375	Indianapolis Local Public Improvement Bond Bank, Indiana, Community Justice Campus	2/29 at 100.00	AAA	4,893,437
	Bonds, Courthouse & Jail Project, Series 2019A, 3.840%, 2/01/54 (UB) (4)
400	Valparaiso, Indiana, Exempt Facilities Revenue Bonds, Pratt Paper LLC Project, Series	1/24 at 100.00	N/R	450,180
	2013, 7.000%, 1/01/44 (AMT)
2,000	Vigo County Hospital Authority, Indiana, Hospital Revenue Bonds, Union Hospital, Inc,	9/21 at 100.00	N/R (5)	2,048,940
	Series 2011, 7.750%, 9/01/31 (Pre-refunded 9/01/21)
10,275	Total Indiana			11,132,807
	Iowa – 0.3%
155	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer	12/23 at 100.00	BB–	169,914
	Company Project, Series 2013, 5.250%, 12/01/25
995	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer	12/22 at 103.00	BB–	1,081,505
	Company Project, Series 2018A, 5.250%, 12/01/50 (Mandatory Put 12/01/33)
1,150	Total Iowa			1,251,419
	Kansas – 2.3%
3,000	Kansas Development Finance Authority, Revenue Bonds, Lifespace Communities, Inc,	6/21 at 100.00	BBB	3,007,890
	Refunding Series 2010S, 5.000%, 5/15/30
	Overland Park Development Corporation, Kansas, Revenue Bonds, Convention Center Hotel,
	Refunding & improvement Series 2019:
2,085	5.000%, 3/01/44	3/29 at 100.00	BB–	2,152,679
640	5.000%, 3/01/49	3/29 at 100.00	BB–	659,059
3,565	Overland Park, Kansas, Sales Tax Special Obligation Revenue Bonds, Prairiefire at	12/22 at 100.00	N/R	2,014,903
	Lionsgate Project, Series 2012, 6.000%, 12/15/32
1,130	Washburn University of Topeka, Kansas, Revenue Bonds, Series 2015A, 5.000%, 7/01/35	7/25 at 100.00	A1	1,307,975
10,420	Total Kansas			9,142,506
	Kentucky – 0.8%
1,000	Hardin County, Kentucky, Hospital Revenue Bonds, Hardin Memorial Hospital Project,	8/23 at 100.00	AA (5)	1,121,260
	Series 2013, 5.700%, 8/01/39 (Pre-refunded 8/01/23) – AGM Insured
2,000	Kentucky Economic Development Finance Authority, Revenue Bonds, Next Generation Kentucky	7/25 at 100.00	BBB+	2,219,480
	Information Highway Project, Senior Series 2015A, 5.000%, 1/01/45
3,000	Total Kentucky			3,340,740

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Louisiana – 6.2%
$ 500	Jefferson Parish Economic Development and Port District, Louisiana, Kenner Discovery	6/28 at 100.00	N/R	$ 561,355
	Health Sciences Academy Project, Series 2018A, 5.625%, 6/15/48, 144A
2,585	Jefferson Sales Tax District, Jefferson Parish, Louisiana, Special Sales Tax Revenue	12/29 at 100.00	AA	3,110,763
	Bonds, Series 2019B, 4.000%, 12/01/38 – AGM Insured
2,000	Louisiana Local Government Environmental Facilities and Community Development Authority,	2/24 at 100.00	A+ (5)	2,225,840
	Revenue Bonds, East Baton Rouge Sewerage Commission Projects, Subordinate Lien Series 2014A,
	4.375%, 2/01/39 (Pre-refunded 2/01/24)
1,215	Louisiana Local Government Environmental Facilities and Community Development Authority,	10/25 at 100.00	AA	1,435,960
	Revenue Bonds, Louisiana Tech University Student Housing & Recreational Facilities/Innovative
	Student Facilities, 5.000%, 10/01/33 – AGM Insured
1,500	Louisiana Public Facilities Authority, Louisiana, Revenue Bonds, Ochsner Clinic Foundation	5/30 at 100.00	A	1,731,195
	Project, Series 2020A, 4.000%, 5/15/49
1,000	Louisiana Public Facilities Authority, Hospital Revenue Bonds, Franciscan Missionaries	7/27 at 100.00	A	1,173,680
	of Our Lady Health System, Series 2017A, 5.000%, 7/01/47
1,000	Louisiana Public Facilities Authority, Lease Revenue Bonds, Provident Group-Flagship	7/26 at 100.00	A	1,137,890
	Properties LLC – Louisiana State University Nicolson Gateway Project, Series 2016A,
	5.000%, 7/01/56
3,305	Louisiana Public Facilities Authority, Revenue Bonds, Cleco Power LLC Project, Series	5/23 at 100.00	A3	3,461,558
	2008, 4.250%, 12/01/38
2,180	Louisiana Public Facilities Authority, Revenue Bonds, Lake Charles Charter Academy	12/21 at 100.00	N/R	2,243,089
	Foundation Project, Series 2011A, 7.750%, 12/15/31
985	Louisiana Public Facilities Authority, Revenue Bonds, Loyola University Project,	10/21 at 100.00	N/R (5)	1,005,577
	Refunding Series 2011, 5.250%, 10/01/28 (Pre-refunded 10/01/21)
	Louisiana Public Facilities Authority, Revenue Bonds, Loyola University Project,
	Refunding Series 2017:
2,835	0.000%, 10/01/31 (9)	No Opt. Call	Baa1	2,948,400
1,775	0.000%, 10/01/36 (9)	10/33 at 100.00	Baa1	1,851,769
1,000	New Orleans Aviation Board, Louisiana, General Airport Revenue Bonds, North Terminal	1/27 at 100.00	A2	1,178,790
	Project, Series 2017B, 5.000%, 1/01/48 (AMT)
330	Saint John the Baptist Parish, Louisiana, Revenue Bonds, Marathon Oil Corporation	No Opt. Call	BBB–	337,230
	Project, Refunding Series 2017A-1, 2.000%, 6/01/37 (Mandatory Put 4/01/23)
22,210	Total Louisiana			24,403,096
	Massachusetts – 0.9%
1,800	Massachusetts Development Finance Agency, Revenue Bonds, Emmanuel College, Series 2016A,	10/26 at 100.00	Baa2	2,111,652
	5.000%, 10/01/34
860	Massachusetts Educational Financing Authority, Education Loan Revenue Bonds, Issue K,	7/22 at 100.00	AA	902,785
	Series 2013, 5.000%, 7/01/25 (AMT)
625	Massachusetts Educational Financing Authority, Student Loan Revenue Bonds, Issue I	5/21 at 100.00	AA	626,581
	Series 2010A, 5.500%, 1/01/22
3,285	Total Massachusetts			3,641,018
	Michigan – 0.0%
10	Detroit, Michigan, Water Supply System Revenue Bonds, Senior Lien Series 2003A, 5.000%,	6/21 at 100.00	A1	10,035
	7/01/34 – NPFG Insured
	Missouri – 0.3%
960	Branson Industrial Development Authority, Missouri, Tax Increment Revenue Bonds, Branson	11/25 at 100.00	N/R	980,237
	Shoppes Redevelopment Project, Refunding Series 2017A, 3.900%, 11/01/29
55	Cape Girardeau County Industrial Development Authority, Missouri, Health Facilities	3/27 at 100.00	BBB–	61,929
	Revenue Bonds, Southeasthealth, Series 2017A, 5.000%, 3/01/36
1,015	Total Missouri			1,042,166

NEV	Nuveen Enhanced Municipal Value Fund Portfolio of Investments (continued) April 30, 2021 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Montana – 0.8%
	Montana Facility Finance Authority, Healthcare Facility Revenue Bonds, Kalispell
	Regional Medical Center, Series 2018B:
$ 1,255	5.000%, 7/01/29	7/28 at 100.00	BBB	$ 1,518,864
1,235	5.000%, 7/01/30	7/28 at 100.00	BBB	1,482,778
2,490	Total Montana			3,001,642
	New Jersey – 14.0%
2,500	New Jersey Economic Development Authority, Lease Revenue Bonds, State Government	12/27 at 100.00	Baa1	3,000,850
	Buildings-Health Department & Taxation Division Office Project, Series 2018A, 5.000%, 6/15/42
	New Jersey Economic Development Authority, School Facilities Construction Bonds, Series
	2015WW:
40	5.250%, 6/15/40 (Pre-refunded 6/15/25) (UB) (4)	6/25 at 100.00	N/R (5)	48,016
755	5.250%, 6/15/40 (UB) (4)	6/25 at 100.00	Baa1	867,306
2,175	New Jersey Economic Development Authority, School Facilities Construction Bonds, Series	6/27 at 100.00	Baa1	2,579,528
	2017DDD, 5.000%, 6/15/42
	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental
	Airlines Inc, Series 1999:
775	5.125%, 9/15/23 (AMT)	8/22 at 101.00	Ba3	822,236
1,650	5.250%, 9/15/29 (AMT)	8/22 at 101.00	Ba3	1,751,426
2,155	New Jersey Economic Development Authority, Special Facility Revenue Bonds, Port Newark	10/27 at 100.00	Baa3	2,523,613
	Container Terminal LLC Project, Refunding Series 2017, 5.000%, 10/01/37 (AMT)
9,640	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Valley Health	7/29 at 100.00	A+	10,236,716
	System Obligated Group, Series 2019, 3.000%, 7/01/49 (UB) (4)
20,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Refunding	No Opt. Call	Baa1	13,855,400
	Series 2006C, 0.000%, 12/15/36 – AMBAC Insured (UB) (4)
15,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series	12/28 at 100.00	Baa1	18,646,200
	2018A, 5.000%, 12/15/34 (UB) (4)
755	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed	6/28 at 100.00	BB+	884,694
	Bonds, Series 2018B, 5.000%, 6/01/46
55,445	Total New Jersey			55,215,985
	New York – 9.7%
510	Build NYC Resource Corporation, New York, Revenue Bonds, Albert Einstein College of	9/25 at 100.00	N/R	565,697
	Medicine, Inc, Series 2015, 5.500%, 9/01/45, 144A
350	Jefferson County Civic Facility Development Corporation, New York, Revenue Bonds,	11/27 at 100.00	BBB–	371,931
	Samaritan Medical Center Project, Series 2017A, 4.000%, 11/01/42
1,500	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Bond	No Opt. Call	N/R	1,572,960
	Anticipation Note Series 2019B-1, 5.000%, 5/15/22
1,000	Monroe County Industrial Development Corporation, New York, Revenue Bonds, St John	6/21 at 100.00	A–	1,003,230
	Fisher College, Series 2011, 6.000%, 6/01/34
2,855	New York City, New York, General Obligation Bonds, Fiscal 2021 Series C, 4.000%, 8/01/37	8/30 at 100.00	AA	3,392,854
500	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade	11/24 at 100.00	N/R	558,860
	Center Project, Class 2 Series 2014, 5.150%, 11/15/34, 144A
15,000	New York State Urban Development Corporation, State Sales Tax Revenue Bonds, Series	9/29 at 100.00	AA+	15,732,450
	2019A, 3.000%, 3/15/49 (UB) (4)
	New York Transportation Development Corporation, New York, Special Facilities Bonds,
	LaGuardia Airport Terminal B Redevelopment Project, Series 2016A:
4,000	4.000%, 7/01/33 (AMT)	7/24 at 100.00	BBB	4,356,120
2,105	5.000%, 7/01/46 (AMT)	7/24 at 100.00	BBB	2,371,977
1,100	New York Transportation Development Corporation, Special Facility Revenue Bonds, Delta	1/28 at 100.00	Baa3	1,338,194
	Air Lines, Inc – LaGuardia Airport Terminals C&D Redevelopment Project, Series 2018, 5.000%,
	1/01/33 (AMT)
4,115	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, Two Hundred	7/30 at 100.00	Aa3	4,690,935
	Twenty-One Series 2020, 4.000%, 7/15/50 (AMT) (UB) (4)
2,150	TSASC Inc, New York, Tobacco Asset-Backed Bonds, Series 2006, 5.000%, 6/01/48	6/27 at 100.00	N/R	2,333,632
35,185	Total New York			38,288,840

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	North Carolina – 0.5%
	North Carolina Turnpike Authority, Triangle Expressway System Revenue Bonds, Senior Lien
	Series 2019:
$ 875	4.000%, 1/01/55 – AGM Insured	1/30 at 100.00	AA	$ 996,485
1,000	4.000%, 1/01/55	1/30 at 100.00	Aa1	1,128,750
1,875	Total North Carolina			2,125,235
	Ohio – 6.9%
8,375	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed	6/30 at 22.36	N/R	1,307,337
	Revenue Bonds, Refunding Senior Lien Capital Appreciation Series 2020B-3 Class 2,
	0.000%, 6/01/57
5,480	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed	6/30 at 100.00	BBB+	5,633,714
	Revenue Bonds, Refunding Senior Lien Series 2020A-2 Class 1, 3.000%, 6/01/48
3,235	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed	6/30 at 100.00	N/R	3,636,690
	Revenue Bonds, Refunding Senior Lien Series 2020B-2 Class 2, 5.000%, 6/01/55
310	Franklin County Convention Facilities Authority, Ohio, Hotel Project Revenue Bonds,	12/29 at 100.00	BBB–	359,693
	Greater Columbus Convention Center Hotel Expansion Project, Series 2019, 5.000%, 12/01/51
10,000	Franklin County, Ohio, Hospital Facilities Revenue Bonds, OhioHealth Corporation, Series	5/25 at 100.00	AA+	11,586,600
	2015, 5.000%, 5/15/40 (UB) (4)
3,000	Lucas County, Ohio, Hospital Revenue Bonds, ProMedica Healthcare Obligated Group, Series	11/21 at 100.00	BBB (5)	3,090,180
	2011A, 5.750%, 11/15/31 (Pre-refunded 11/15/21)
295	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds,	No Opt. Call	N/R	299,555
	FirstEnergy Generation Corporation Project, Refunding Series 2009D, 4.250%, 8/01/29
	(Mandatory Put 9/15/21)
6,000	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds,	No Opt. Call	N/R	7,500
	FirstEnergy Generation Project, Refunding Series 2006A, 3.750%, 12/01/23 (8)
860	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds,	No Opt. Call	N/R	885,370
	FirstEnergy Nuclear Generation Project, Refunding Series 2009A, 4.375%, 6/01/33 (Mandatory
	Put 6/01/22)
375	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy	No Opt. Call	N/R	386,063
	Nuclear Generating Corporation Project, Series 2009A, 4.375%, 6/01/33 (Mandatory Put 6/01/22)
60	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy	No Opt. Call	N/R	61,770
	Nuclear Generating Corporation Project, Series 2010B, 4.375%, 6/01/33 (Mandatory Put 6/01/22)
37,990	Total Ohio			27,254,472
	Oklahoma – 2.1%
	Oklahoma Development Finance Authority, Health System Revenue Bonds, OU Medicine
	Project, Series 2018B:
440	5.000%, 8/15/38	8/28 at 100.00	Baa3	530,103
5,000	5.500%, 8/15/52	8/28 at 100.00	Baa3	6,140,500
1,500	Tulsa Municipal Airport Trust, Oklahoma, Revenue Bonds, American Airlines Inc, Refunding	6/25 at 100.00	B–	1,677,030
	Series 2015, 5.000%, 6/01/35 (AMT) (Mandatory Put 6/01/25)
6,940	Total Oklahoma			8,347,633
	Pennsylvania – 7.3%
1,500	Allegheny Country Industrial Development Authority, Pennsylvania, Environmental	12/21 at 100.00	B–	1,539,570
	Improvement Revenue Bonds, United States Steel Corporation Project, Refunding Series 2011,
	6.550%, 12/01/27
1,050	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue	No Opt. Call	N/R	1,081,206
	Bonds, FirstEnergy Generation Project, Refunding Series 2006A, 4.375%, 1/01/35
	(Mandatory Put 7/01/22)
2,000	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue	No Opt. Call	N/R	2,500
	Bonds, FirstEnergy Nuclear Generation Project, Series 2006B, 3.500%, 12/01/35 (8)
1,000	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue	4/31 at 100.00	N/R	1,051,020
	Refunding Bonds, FirstEnergy Generation Project, Series 2008B, 3.750%, 10/01/47 (Mandatory
	Put 4/01/21)

NEV	Nuveen Enhanced Municipal Value Fund Portfolio of Investments (continued) April 30, 2021 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Pennsylvania (continued)
	Commonwealth Financing Authority, Pennsylvania, State Appropriation Lease Bonds, Master
	Settlement, Series 2018:
$ 4,000	5.000%, 6/01/32 (UB) (4)	6/28 at 100.00	A1	$ 4,948,800
2,260	5.000%, 6/01/33 (UB) (4)	6/28 at 100.00	A1	2,784,184
1,275	5.000%, 6/01/34 (UB) (4)	6/28 at 100.00	A1	1,565,573
1,975	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, University of	8/29 at 100.00	AA	2,296,333
	Pennsylvania Health System, Series 2019, 4.000%, 8/15/49
130	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, University	7/26 at 100.00	Baa3	144,236
	Properties Inc Student Housing Project at East Stroudsburg University of Pennsylvania, Series
	2016A, 5.000%, 7/01/31
1,000	Pennsylvania Public School Building Authority, Lease Revenue Bonds, School District of	No Opt. Call	AA	1,226,040
	Philadelphia, Series 2006B, 5.000%, 6/01/27 – AGM Insured
	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Capital Appreciation
	Series 2009E:
3,530	6.000%, 12/01/30	12/27 at 100.00	A	4,632,560
2,000	6.375%, 12/01/38	12/27 at 100.00	A	2,657,360
4,000	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds,	5/27 at 100.00	Baa1	4,615,760
	University of the Sciences in Philadelphia, Series 2017, 5.000%, 11/01/47 (UB) (4)
25,720	Total Pennsylvania			28,545,142
	Puerto Rico – 3.2%
75,000	Children’s Trust Fund, Puerto Rico, Tobacco Settlement Asset-Backed Bonds, Series 2008A,	6/21 at 6.78	N/R	4,759,500
	0.000%, 5/15/57
1,000	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2012A,	7/22 at 100.00	CCC	1,064,300
	5.750%, 7/01/37
	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2007N:
1,000	2.796%, 7/01/27	No Opt. Call	C	958,490
1,000	5.250%, 7/01/36 – AGC Insured	No Opt. Call	AA	1,231,120
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A-1:
565	0.000%, 7/01/51	7/28 at 30.01	N/R	129,939
2,000	4.750%, 7/01/53	7/28 at 100.00	N/R	2,224,800
2,000	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Taxable	7/28 at 100.00	N/R	2,191,160
	Restructured Cofina Project Series 2019A-2, 4.329%, 7/01/40
82,565	Total Puerto Rico			12,559,309
	South Carolina – 2.3%
7,500	South Carolina Public Service Authority Santee Cooper Revenue Obligations, Refunding	12/26 at 100.00	A	9,027,075
	Series 2016B, 5.000%, 12/01/46 (UB) (4)
	Tennessee – 0.3%
1,000	Bristol Industrial Development Board, Tennessee, State Sales Tax Revenue Bonds, Pinnacle	12/26 at 100.00	N/R	995,430
	Project, Series 2016A, 5.125%, 12/01/42, 144A
155	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006C,	No Opt. Call	A	173,256
	5.000%, 2/01/24
1,155	Total Tennessee			1,168,686
	Texas – 3.4%
80	Arlington Higher Education Finance Corporation, Texas, Education Revenue Bonds,	6/21 at 100.00	BB	80,263
	Leadership Prep School, Series 2016A, 5.000%, 6/15/46
2,545	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Refunding Series	11/30 at 100.00	A1	3,109,201
	2020A, 4.000%, 11/01/35
150	Fort Bend County Industrial Development Corporation, Texas, Revenue Bonds, NRG Energy	11/22 at 100.00	Baa2	157,842
	Inc Project, Series 2012B, 4.750%, 11/01/42

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
$ 825	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing	7/25 at 100.00	Caa1	$ 709,500
	Revenue Bonds, NCCD – College Station Properties LLC – Texas A&M University Project, Series
	2015A, 5.000%, 7/01/47
1,800	North Texas Tollway Authority, Special Projects System Revenue Bonds, Tender Option Bond	9/21 at 100.00	N/R (5)	1,956,960
	Trust 2016-XF2220, 24.521%, 9/01/41 (Pre-refunded 9/01/21), 144A (IF)
1,000	Red River Health Facilities Development Corporation, Texas, First Mortgage Revenue	12/21 at 100.00	N/R	662,500
	Bonds, Eden Home Inc, Series 2012, 7.250%, 12/15/47 (8)
1,675	Texas Department of Housing and Community Affairs, Single Family Mortgage Revenue Bonds,	9/27 at 100.00	Aaa	1,831,713
	Series 2018A, 4.250%, 9/01/48
	Texas Private Activity Bond Surface Transportation Corporation, Senior Lien Revenue
	Bonds, Blueridge Transportation Group, LLC SH 288 Toll Lanes Project, Series 2016:
3,600	5.000%, 12/31/50 (AMT)	12/25 at 100.00	Baa3	4,056,228
805	5.000%, 12/31/55 (AMT)	12/25 at 100.00	Baa3	905,480
12,480	Total Texas			13,469,687
	Virginia – 1.8%
2,000	Tobacco Settlement Financing Corporation of Virginia, Tobacco Settlement Asset Backed	5/21 at 100.00	B–	2,011,100
	Bonds, Series 2007B1, 5.000%, 6/01/47
2,500	Virginia Housing Development Authority, Rental Housing Bonds, Series 2018E, 4.150%,	12/27 at 100.00	AA+	2,773,600
	12/01/49 (4)
1,155	Virginia Small Business Financing Authority, Private Activity Revenue Bonds, Transform	6/27 at 100.00	BBB	1,377,580
	66 P3 Project, Senior Lien Series 2017, 5.000%, 12/31/56 (AMT)
1,010	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, Elizabeth River	7/22 at 100.00	BBB	1,063,641
	Crossing, Opco LLC Project, Series 2012, 5.500%, 1/01/42 (AMT)
6,665	Total Virginia			7,225,921
	Washington – 2.5%
5,000	Port of Seattle, Washington, Revenue Bonds, Refunding First Lien Series 2016B, 5.000%,	4/26 at 100.00	Aa2	5,944,150
	10/01/31 (AMT) (UB) (4)
3,155	Skagit County Public Hospital District 1, Washington, Revenue Bonds, Skagit Valley	12/26 at 100.00	Baa2	3,756,154
	Hospital, Refunding & Improvement Series 2016, 5.000%, 12/01/27
135	Tacoma Consolidated Local Improvement District 65, Washington, Special Assessment Bonds,	5/21 at 100.00	N/R	136,348
	Series 2013, 5.750%, 4/01/43
8,290	Total Washington			9,836,652
	Wisconsin – 8.5%
25	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Corvian Community	6/24 at 100.00	N/R	26,187
	School, North Carolina, Series 2017A, 5.000%, 6/15/37, 144A
170	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, North Carolina	6/26 at 100.00	N/R	176,747
	Charter Educational Foundation Project, Series 2016A, 5.000%, 6/15/36, 144A

NEV	Nuveen Enhanced Municipal Value Fund Portfolio of Investments (continued) April 30, 2021 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Wisconsin (continued)
	Public Finance Authority of Wisconsin, Conference Center and Hotel Revenue Bonds,
	Lombard Public Facilities Corporation, Second Tier Series 2018B:
$ 69	0.000%, 1/01/46, 144A (8)	No Opt. Call	N/R	$ 2,133
68	0.000%, 1/01/47, 144A (8)	No Opt. Call	N/R	2,025
68	0.000%, 1/01/48, 144A (8)	No Opt. Call	N/R	1,981
68	0.000%, 1/01/49, 144A (8)	No Opt. Call	N/R	1,927
67	0.000%, 1/01/50, 144A (8)	No Opt. Call	N/R	1,828
73	0.000%, 1/01/51, 144A (8)	No Opt. Call	N/R	1,969
1,874	3.750%, 7/01/51, 144A (8)	3/28 at 100.00	N/R	1,290,560
72	0.000%, 1/01/52, 144A (8)	No Opt. Call	N/R	1,883
71	0.000%, 1/01/53, 144A (8)	No Opt. Call	N/R	1,826
71	0.000%, 1/01/54, 144A (8)	No Opt. Call	N/R	1,766
70	0.000%, 1/01/55, 144A (8)	No Opt. Call	N/R	1,706
69	0.000%, 1/01/56, 144A (8)	No Opt. Call	N/R	1,657
68	0.000%, 1/01/57, 144A (8)	No Opt. Call	N/R	1,602
67	0.000%, 1/01/58, 144A (8)	No Opt. Call	N/R	1,546
67	0.000%, 1/01/59, 144A (8)	No Opt. Call	N/R	1,508
67	0.000%, 1/01/60, 144A (8)	No Opt. Call	N/R	1,451
66	0.000%, 1/01/61, 144A (8)	No Opt. Call	N/R	1,392
65	0.000%, 1/01/62, 144A (8)	No Opt. Call	N/R	1,350
64	0.000%, 1/01/63, 144A (8)	No Opt. Call	N/R	1,303
64	0.000%, 1/01/64, 144A (8)	No Opt. Call	N/R	1,272
63	0.000%, 1/01/65, 144A (8)	No Opt. Call	N/R	1,223
62	0.000%, 1/01/66, 144A (8)	No Opt. Call	N/R	1,148
808	0.000%, 1/01/67, 144A (8)	No Opt. Call	N/R	13,917
1,690	Public Finance Authority of Wisconsin, Limited Obligation Grant Revenue Bonds, American	No Opt. Call	N/R	1,837,740
	Dream @ Meadowlands Project, Series 2017A, 6.250%, 8/01/27, 144A
1,350	Public Finance Authority of Wisconsin, Limited Obligation PILOT Revenue Bonds, American	12/27 at 100.00	N/R	1,559,277
	Dream @ Meadowlands Project, Series 2017, 7.000%, 12/01/50, 144A
160	Public Finance Authority of Wisconsin, Revenue Bonds, Prime Healthcare Foundation, Inc,	12/27 at 100.00	BBB–	182,376
	Series 2017A, 5.200%, 12/01/37
2,905	Public Finance Authority of Wisconsin, Student Housing Revenue Bonds, Collegiate Housing	7/25 at 100.00	BBB–	3,194,861
	Foundation – Cullowhee LLC – Western California University Project, Series 2015A,
	5.000%, 7/01/35
1,000	Wisconsin Center District, Dedicated Tax Revenue Bonds, Refunding Senior Series 2003A,	No Opt. Call	AA	815,870
	0.000%, 12/15/31
1,290	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Froedtert	10/22 at 100.00	AA	1,488,273
	Community Health, Inc Obligated Group, Tender Option Bond Trust 2015-XF0118, 16.999%,
	4/01/42, 144A (IF) (4)
	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds,
	Ascension Health Alliance Senior Credit Group, Series 2016A:
10,000	5.000%, 11/15/35 (UB) (4)	5/26 at 100.00	AA+	12,012,700
5,000	5.000%, 11/15/36 (UB) (4)	5/26 at 100.00	AA+	5,994,800
3,000	5.000%, 11/15/39 (UB) (4)	5/26 at 100.00	AA+	3,581,550
25	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Monroe	8/25 at 100.00	N/R (5)	29,747
	Clinic Inc, Refunding Series 2016, 5.000%, 2/15/28 (Pre-refunded 8/15/25)
	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Three
	Pillars Senior Living Communities, Refunding Series 2013:
85	5.000%, 8/15/43 (Pre-refunded 8/15/23)	8/23 at 100.00	A (5)	94,340
1,005	5.000%, 8/15/43 (Pre-refunded 8/15/23)	8/23 at 100.00	BBB+ (5)	1,115,429
31,806	Total Wisconsin			33,448,870

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Wyoming – 0.6%
	Wyoming Community Development Authority, Student Housing Revenue Bonds, CHF-Wyoming,
	LLC – University of Wyoming Project, Series 2011:
$ 710	6.250%, 7/01/31	7/21 at 100.00	BBB	$ 714,714
1,600	6.500%, 7/01/43	7/21 at 100.00	BBB	1,610,089
2,310	Total Wyoming			2,324,803
$ 578,778	Total Municipal Bonds (cost $466,140,796)			510,386,158
Shares	Description (1)			Value
	COMMON STOCKS – 1.9%
	Electric Utilities – 1.9%
258,655	Energy Harbor Corp (10), (11), (12)			$ 7,452,626
	Total Common Stocks (cost $7,346,611)			7,452,626
	Total Long-Term Investments (cost $473,487,407)			517,838,784
	Floating Rate Obligations – (33.6)%			(132,467,000)
	Other Assets Less Liabilities – 2.1%			8,321,487
	Net Assets Applicable to Common Shares – 100%			$ 393,693,271

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.
(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch,
Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard
& Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.
(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(5)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(6)	Variable rate security. The rate shown is the coupon as of the end of the reporting period.
(7)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 3 - Investment Valuation and Fair Value Measurements for more information.
(8)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.
(9)	Step-up coupon bond, a bond with a coupon that increases (“steps up”), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.
(10)	Common Stock received as part of the bankruptcy settlements during February 2020 for Beaver County Industrial Development Authority, Pennsylvania, Pollution Control
Revenue Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2006B, 3.500%, 12/01/35; and Ohio Air Quality Development Authority, Ohio, Pollution Control
Revenue Bonds, FirstEnergy Generation Project, Refunding Series 2006A, 0.000%, 12/01/23.
(11)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 3 - Investment Valuation and Fair Value Measurements for more information.
(12)	Non-income producing; issuer has not declared an ex-dividend date within the past twelve months.
144A
Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

AMT	Alternative Minimum Tax.
IF	Inverse floating rate security issued by a tender option bond (“TOB”) trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association
(SIFMA) short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust.
LIBOR	London Inter-Bank Offered Rate.
UB	Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 4 – Portfolio Securities and Investments in
Derivatives for more information.
See accompanying notes to financial statements.

Statement of Assets and Liabilities
April 30, 2021 (Unaudited)

	NUV	NUW	NMI	NEV
Assets
Long-term investments, at value (cost $1,948,432,760, $270,028,563,
$96,034,221 and $473,487,407, respectively)	$2,220,710,890	$311,430,289	$104,834,335	$517,838,784
Short-term investments, at value (cost approximates value)	—	450,000	—	—
Cash	—	2,757,219	660,876	2,452,449
Cash Collateral at brokers for investments in futures(1)	—	364,994	—	—
Receivable for:
Interest	23,437,313	3,089,658	1,232,870	8,227,723
Investments sold	28,788,293	3,181,163	1,035,000	195,000
Shares sold	—	—	19,521	—
Deferred offering costs	—	—	160,516	—
Other assets	449,355	408	4	30,302
Total assets	2,273,385,851	321,273,731	107,943,122	528,744,258
Liabilities
Cash overdraft	2,192,645	—	—	—
Floating rate obligations	29,705,000	3,230,000	—	132,467,000
Payable for:
Dividends	5,869,237	680,841	290,414	1,513,843
Interest	42,505	3,559	—	641,834
Investments purchased - regular settlement	—	2,169,400	—	—
Investments purchased - when-issued/delayed-delivery settlement	12,777,366	1,455,777	—	—
Variation margin on futures contracts	—	11,063	—	—
Accrued expenses:
Management fees	772,938	141,936	52,917	282,705
Directors/Trustees fees	471,591	4,935	1,512	35,146
Shelf offering costs	—	—	124,015	—
Other	545,950	275,122	63,587	110,459
Total liabilities	52,377,232	7,972,633	532,445	135,050,987
Commitments and contingencies (Note 8)
Net Assets applicable to common shares	$2,221,008,619	$313,301,098	$107,410,677	$393,693,271
Common shares outstanding	207,304,760	17,951,336	9,459,044	24,956,400
Net asset value (“NAV”) per common share outstanding	$10.71	$17.45	$11.36	$15.78
Net assets applicable to common shares consist of:
Common shares, $0.01 par value per share	$2,073,048	$179,513	$94,590	$249,564
Paid-in-surplus	1,960,957,922	268,863,870	98,524,746	347,191,386
Total distributable earnings	257,977,649	44,257,715	8,791,341	46,252,321
Net assets applicable to common shares	$2,221,008,619	$313,301,098	$107,410,677	$393,693,271
Authorized common shares	350,000,000	Unlimited	200,000,000	Unlimited

(1) Cash pledged to collateralize the net payment obligations for investments in derivatives.

See accompanying notes to financial statements.

Statement of Operations
Six Months Ended April 30, 2021 (Unaudited)

	NUV	NUW	NMI	NEV
Investment Income	$42,503,564	$4,741,786	$2,206,451	$11,124,994
Expenses
Management fees	4,706,559	769,976	315,111	1,685,103
Interest expense	78,115	9,678	—	444,023
Custodian fees	93,963	22,484	14,423	29,742
Directors/Trustees fees	30,722	4,326	1,455	5,666
Professional fees	73,231	27,183	19,118	30,362
Shareholder reporting expenses	116,387	16,364	11,950	24,529
Shareholder servicing agent fees	140,612	106	3,349	103
Stock exchange listing fees	27,880	3,489	3,527	3,350
Investor relations expenses	38,067	4,724	1,609	6,715
Other	32,869	7,166	31,012	11,526
Total expenses	5,338,405	865,496	401,554	2,241,119
Net investment income (loss)	37,165,159	3,876,290	1,804,897	8,883,875
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	2,151,271	1,577,588	158,068	250,443
Futures contracts	—	762,147	—	—
Change in net unrealized appreciation (depreciation) of:
Investments	46,680,830	7,753,969	2,393,069	24,019,219
Futures contracts	—	356,981	—	—
Net realized and unrealized gain (loss)	48,832,101	10,450,685	2,551,137	24,269,662
Net increase (decrease) in net assets applicable to common shares
from operations	$85,997,260	$14,326,975	$4,356,034	$33,153,537

See accompanying notes to financial statements.

Statement of Changes in Net Assets

	NUV		NUW
	Six Months		Six Months
	Ended		Ended
	4/30/21	Year Ended	4/30/21	Year Ended
	(Unaudited)	10/31/20	(Unaudited)	10/31/20
Operations
Net investment income (loss)	$37,165,159	$76,473,628	$3,876,290	$7,243,940
Net realized gain (loss) from:
Investments	2,151,271	(1,093,806)	1,577,588	2,179,755
Futures contracts	—	—	762,147	(2,192,608)
Change in net unrealized appreciation (depreciation) of:
Investments	46,680,830	(16,333,725)	7,753,969	(1,153,043)
Futures contracts	—	—	356,981	(91,878)
Net increase (decrease) in net assets applicable to common shares
from operations	85,997,260	59,046,097	14,326,975	5,986,166
Distributions to Common Shareholders
Dividends	(38,541,019)	(76,995,152)	(3,813,894)	(7,385,655)
Decrease in net assets applicable to common shares from
distributions to common shareholders	(38,541,019)	(76,995,152)	(3,813,894)	(7,385,655)
Capital Share Transactions
Proceeds from shelf offering, net of offering costs	—	—	—	—
Net proceeds from common shares issued to common shareholders
due to reinvestment of distributions	2,448,445	2,130,085	—	—
Issued in the Reorganizations	—	—	41,997,759	—
Net increase (decrease) in net assets applicable to common shares
from capital share transactions	2,448,445	2,130,085	—	—
Net increase (decrease) in net assets applicable to common shares	49,904,686	(15,818,970)	52,510,840	(1,399,489)
Net assets applicable to common shares at the beginning of period	2,171,103,933	2,186,922,903	260,790,258	262,189,747
Net assets applicable to common shares at the end of period	$2,221,008,619	$2,171,103,933	$313,301,098	$260,790,258

See accompanying notes to financial statements.

	NMI		NEV
	Six Months		Six Months
	Ended		Ended
	4/30/21	Year Ended	4/30/21	Year Ended
	(Unaudited)	10/31/20	(Unaudited)	10/31/20
Operations
Net investment income (loss)	$1,804,897	$3,723,206	$8,883,875	$17,790,959
Net realized gain (loss) from:
Investments	158,068	(213,294)	250,443	10,934,726
Futures contracts	—	—	—	—
Change in net unrealized appreciation (depreciation) of:
Investments	2,393,069	(1,760,846)	24,019,219	(15,684,046)
Futures contracts	—	—	—	—
Net increase (decrease) in net assets applicable to common shares
from operations	4,356,034	1,749,066	33,153,537	13,041,639
Distributions to Common Shareholders
Dividends	(1,839,325)	(4,017,431)	(14,971,577)	(17,589,798)
Decrease in net assets applicable to common shares from
distributions to common shareholders	(1,839,325)	(4,017,431)	(14,971,577)	(17,589,798)
Capital Share Transactions
Proceeds from shelf offering, net of offering costs	2,921,015	4,240,676	—	—
Net proceeds from common shares issued to common shareholders
due to reinvestment of distributions	48,726	129,581	98,768	—
Issued in the Reorganizations	—	—	—	—
Net increase (decrease) in net assets applicable to common shares
from capital share transactions	2,969,741	4,370,257	98,768	—
Net increase (decrease) in net assets applicable to common shares	5,486,450	2,101,892	18,280,728	(4,548,159)
Net assets applicable to common shares at the beginning of period	101,924,227	99,822,335	375,412,543	379,960,702
Net assets applicable to common shares at the end of period	$107,410,677	$101,924,227	$393,693,271	$375,412,543

See accompanying notes to financial statements.

Statement of Cash Flows
Six Months Ended April 30, 2021 (Unaudited)
NEV
Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets Applicable to Common Shares from Operations	$33,153,537
Adjustments to reconcile the net increase (decrease) in net assets applicable to common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(21,322,276)
Proceeds from sales and maturities of investments	30,344,634
Amortization (Accretion) of premiums and discounts, net	821,845
(Increase) Decrease in:
Receivable for interest	(174,952)
Receivable for investments sold	(195,000)
Other assets	(4,072)
Increase (Decrease) in:
Payable for interest	173,177
Investments purchased - when-issued/delayed-delivery settlement	(2,000,000)
Accrued Directors/Trustees fees	9,768
Accrued management fees	(4,671)
Accrued other expenses	34,236
Net realized (gain) loss from:
Investments	(250,443)
Change in net unrealized (appreciation) depreciation of investments	(24,019,219)
Net cash provided by (used in) operating activities	16,566,564
Cash Flow from Financing Activities:
Proceeds from floating rate obligations	(5,460,000)
Cash distributions paid to common shareholders	(14,868,197)
Net cash provided by (used in) financing activities	(20,328,197)
Net Increase (Decrease) in Cash	(3,761,633)
Cash at the beginning of period	6,214,082
Cash at the end of period	$2,452,449

Supplemental Disclosures of Cash Flow Information	NEV
Cash paid for interest	$270,846
Non-cash financing activities not included herein consists of reinvestments of common share distributions	98,768

See accompanying notes to financial statements.

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Financial Highlights
Selected data for a common share outstanding throughout each period:
					Less Distributions
		Investment Operations			to Common Shareholders				Common Share
									Premium
									from
						From			Shares
	Beginning	Net	Net		From	Accumu-			Sold
	Common	Investment	Realized/		Net	lated Net		Shelf	through		Ending
	Share	Income	Unrealized		Investment	Realized		Offering	Shelf	Ending	Share
	NAV	(Loss)	Gain (Loss)	Total	Income	Gains	Total	Costs	Offering	NAV	Price

NUV
Year Ended 10/31:
2021(e)	$10.48	$0.18	$ 0.24	$ 0.42	$(0.19)	$ —	$(0.19)	$ —	$ —	$10.71	$11.27
2020	10.57	0.37	(0.09)	0.28	(0.37)	—	(0.37)	—	—	10.48	10.81
2019	9.84	0.37	0.73	1.10	(0.37)	—	(0.37)	—	—	10.57	10.43
2018	10.30	0.38	(0.45)	(0.07)	(0.39)	—	(0.39)	—	—	9.84	9.18
2017	10.39	0.40	(0.10)	0.30	(0.39)	—	(0.39)	—	—	10.30	10.12
2016	10.20	0.40	0.18	0.58	(0.39)	—	(0.39)	—	—*	10.39	9.98

NUW
Year Ended 10/31:
2021(e)	16.81	0.23	0.64	0.87	(0.23)	—	(0.23)	—	—	17.45	16.75
2020	16.90	0.47	(0.08)	0.39	(0.48)	—	(0.48)	—	—	16.81	16.21
2019	15.88	0.60	1.16	1.76	(0.65)	(0.10)	(0.75)	—	0.01	16.90	16.83
2018	16.99	0.70	(0.92)	(0.22)	(0.72)	(0.18)	(0.90)	—	0.01	15.88	14.36
2017	17.22	0.75	(0.26)	0.49	(0.73)	—	(0.73)	(0.01)	0.02	16.99	17.17
2016	17.17	0.76	0.06	0.82	(0.79)	—	(0.79)	(0.01)	0.03	17.22	16.96

(a)
Total Return Based on Common Shares NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

			Common Share Supplemental Data/
			Ratio Applicable to Common Shares
Common Share
Total Returns			Ratios to Average Net Assets
	Based	Ending
Based	on	Net		Net	Portfolio
on	Share	Assets		Investment	Turnover
NAV(a)	Price(a)	(000)	Expenses(b)	Income (Loss)	Rate(c)
3.98%	6.07%	$2,221,009	0.49%***	3.38%***	5%
2.72	7.41	2,171,104	0.51	3.52	11
11.35	17.92	2,186,923	0.54	3.63	13
(0.71)	(5.55)	2,035,221	0.54	3.76	20
3.03	5.48	2,130,046	0.52	3.89	17
5.74	2.91	2,150,444	0.51	3.87	11
5.22	4.80	313,301	0.62***	2.78***	4
2.33	(0.77)	260,790	0.78(d)	2.79(d)	13
11.38	22.81	262,190	0.73	3.61	31
(1.31)	(11.54)	244,612	0.80	4.26	30
3.02	5.71	256,281	0.81	4.45	16
4.90	2.99	247,394	0.71	4.38	12

(b)
The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund (as described in Note 4 – Portfolio Securities and Investments in Derivatives), where applicable, as follows:

NUV		NUW
Year Ended 10/31:		Year Ended 10/31:
2021(e)	0.01%***	2021(e)	0.01%***
2020	0.02	2020	0.01
2019	0.04	2019	0.07
2018	0.03	2018	0.10
2017	0.01	2017	0.06
2016	0.01	2016	0.03

(c)
Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives) divided by the average long-term market value during the period.

(d)
During the period ended October 31, 2020, the Adviser voluntarily reimbursed the Fund for certain expenses incurred in connection with a common shares equity shelf program. As a result, the Expenses and Net Investment Income (Loss) Ratios to Average Net Assets reflect the voluntary expense reimbursement from Adviser. The Expenses and Net Investment Income (Loss) Ratios to Average Net Assets excluding this expense reimbursement from Adviser were as follows:

Ratios to Average Net Assets
		Net
		Investment
NUW	Expenses	Income (Loss)
Year Ended 10/31:
2020	0.82%	2.75%

(e)	Unaudited. For the six months ended April 30, 2021.
*	Rounds to less than $0.01 per share.
**	Rounds to less than 0.01%
***	Annualized.
See accompanying notes to financial statements.

Financial Highlights (continued)
Selected data for a common share outstanding throughout each period:

					Less Distributions
		Investment Operations			to Common Shareholders				Common Share
									Premium
									from
						From			Shares
	Beginning	Net	Net		From	Accumu-			Sold
	Common	Investment	Realized/		Net	lated Net		Shelf	through		Ending
	Share	Income	Unrealized		Investment	Realized		Offering	Shelf	Ending	Share
	NAV	(Loss)	Gain (Loss)	Total	Income	Gains	Total	Costs	Offering	NAV	Price

NMI
Year Ended 10/31:
2021(d)	$11.08	$0.19	$ 0.29	$0.48	$(0.20)	$ —	$(0.20)	$ —	$ —*	$11.36	$11.56
2020	11.32	0.41	(0.20)	0.21	(0.41)	(0.04)	(0.45)	—	—*	11.08	11.31
2019	10.92	0.43	0.47	0.90	(0.43)	(0.07)	(0.50)	—	—*	11.32	11.33
2018	11.38	0.43	(0.43)	—	(0.46)	—	(0.46)	(0.01)	0.01	10.92	10.09
2017	11.61	0.48	(0.22)	0.26	(0.49)	—	(0.49)	(0.01)	0.01	11.38	11.45
2016	11.47	0.50	0.15	0.65	(0.51)	—	(0.51)	—	—	11.61	12.20

NEV
Year Ended 10/31:
2021(d)	15.05	0.36	0.97	1.33	(0.37)	(0.23)	(0.60)	—	—	15.78	17.23
2020	15.23	0.71	(0.18)	0.53	(0.71)	—	(0.71)	—	—	15.05	14.61
2019	14.24	0.73	0.94	1.67	(0.68)	—	(0.68)	—	—	15.23	14.60
2018	15.03	0.75	(0.77)	(0.02)	(0.77)	—	(0.77)	—	—	14.24	12.70
2017	15.58	0.82	(0.55)	0.27	(0.82)	—	(0.82)	—	—	15.03	14.28
2016	15.59	0.85	0.04	0.89	(0.95)	—	(0.95)	—	0.05	15.58	14.75

(a)
Total Return Based on Common Shares NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

			Common Share Supplemental Data/
			Ratio Applicable to Common Shares
Common Share
Total Returns			Ratios to Average Net Assets
	Based	Ending
Based	on	Net		Net	Portfolio
on	Share	Assets		Investment	Turnover
NAV(a)	Price(a)	(000)	Expenses(b)	Income (Loss)	Rate(c)
4.34%	4.01%	$107,411	0.77%**	3.47%**	7%
1.86	3.87	101,924	0.74	3.70	15
8.45	17.61	99,822	0.79	3.83	10
(0.05)	(8.14)	95,396	0.89	3.87	17
2.34	(2.04)	97,138	0.79	4.23	12
5.71	15.22	96,532	0.76	4.33	4
8.95	22.47	393,693	1.16**	4.61**	4
3.55	5.03	375,413	1.41	4.73	19
11.92	20.66	379,961	1.61	4.92	11
(0.17)	(5.93)	355,342	1.42	5.14	15
1.93	2.50	375,081	1.14	5.47	8
6.10	1.85	388,835	1.03	5.44	6

(b)
The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund (as described in Note 4 – Portfolio Securities and Investments in Derivatives), where applicable, as follows:

NMI		NEV
Year Ended 10/31:		Year Ended 10/31:
2021(d)	—%**	2021(d)	0.23%**
2020	—	2020	0.45
2019	—	2019	0.61
2018	—	2018	0.40
2017	—	2017	0.17
2016	0.03	2016	0.07

(c)
Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives) divided by the average long-term market value during the period.

(d)	Unaudited. For the six months ended April 30, 2021.
*	Rounds to less than $0.01 per share.
**	Annualized.
See accompanying notes to financial statements.

Notes to
Financial Statements (Unaudited)
1. General Information

Fund Information
The funds covered in this report and their corresponding New York Stock Exchange (“NYSE”) symbols are as follows (each a “Fund” and collectively, the “Funds”):
• Nuveen Municipal Value Fund, Inc. (NUV)
• Nuveen AMT-Free Municipal Value Fund (NUW)
• Nuveen Municipal Income Fund, Inc. (NMI)
• Nuveen Enhanced Municipal Value Fund (NEV)
The Funds are registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as diversified closed-end management investment companies. NUV and NMI were incorporated under the state laws of Minnesota on April 8, 1987 and February 26, 1988, respectively. NUW and NEV were organized as Massachusetts business trusts on November 19, 2008 and July 27, 2009, respectively.
The end of the reporting period for the Funds is April 30, 2021, and the period covered by these Notes to Financial Statements is the six months ended April 30, 2021 (the “current fiscal period”).
Investment Adviser and Sub-Adviser
The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds’ portfolios, manages the Funds’ business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.
Fund Reorganizations
Effective prior to the opening of business on March 6, 2021, Nuveen New Jersey Municipal Value Fund (NJV) and Nuveen Pennsylvania Municipal Value Fund (NPN) (the “Target Funds”) were merged into NUW (the “Acquiring Fund”) (the “Reorganizations”).
For accounting and performance reporting purposes, the Acquiring Fund is the survivor.
Upon the closing of the Reorganization, each Target Fund transferred its assets to the Acquiring Fund in exchange for common shares of the Acquiring Fund and the assumption by the Acquiring Fund of the liabilities of the Target Funds. Each Target Fund was then liquidated, dissolved and terminated in accordance with their Declaration of Trust. Shareholders of the Target Funds became shareholders of the Acquiring Fund. Holders of common shares of the Target Funds will receive newly issued common shares of the Acquiring Fund, the aggregate net asset value (“NAV”) of which was equal to the aggregate NAV of the common shares of each Target Funds held immediately prior to the Reorganizations (including for this purpose fractional Acquiring Fund shares to which shareholders would be entitled). Details of the Reorganizations are further described in Note 10 –Fund Reorganizations.
Other Matters
The outbreak of the novel coronavirus (“COVID-19”) and subsequent global pandemic began significantly impacting the U.S. and global financial markets and economies during the calendar quarter ended March 31, 2020. The worldwide spread of COVID-19 has created significant uncertainty in the global economy. The duration and extent of COVID-19 over the long term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which COVID-19 impacts the Funds’ normal course of business, results of operations, investments, and cash flows will depend on future developments, which are highly uncertain and difficult to predict. Management continues to monitor and evaluate this situation.
2. Significant Accounting Policies
The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require the use of estimates made by management and the evaluation of subsequent events. Actual results may differ from those estimates. Each Fund is an investment company and follows the accounting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946, Financial Services—Investment Companies. The NAV for financial reporting purposes may differ from the NAV for processing security and common share transactions. The NAV for financial reporting purposes includes security and common share transactions through the date of the report. Total return is computed based on the NAV used for processing security and common share transactions. The following is a summary of the significant accounting policies consistently followed by the Funds.
Compensation
The Funds pay no compensation directly to those of its directors/trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Funds’ Board of Directors/Trustees (the “Board”) has adopted a deferred compensation plan for independent directors/trustees that enables directors/trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.
Distributions to Common Shareholders
Distributions to common shareholders are recorded on the ex-dividend date. The amount, character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.
Indemnifications
Under the Funds’ organizational documents, their officers and directors/trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.
Investments and Investment Income
Securities transactions are accounted for as of the trade date for financial reporting purposes. Realized gains and losses on securities transactions are based upon the specific identification method. Investment income is comprised of interest income, which is recorded on an accrual basis and includes the accretion of discounts and the amortization of premiums for financial reporting purposes. Investment income also reflects payment-in-kind (“PIK”) interest and paydown gains and losses, if any. PIK interest represents income received in the form of securities in lieu of cash. Investment income also reflects dividend income, which is recorded on the ex-dividend date.
Netting Agreements
In the ordinary course of business, the Funds may enter into transactions subject to enforceable International Swaps and Derivatives Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.
The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 4 – Portfolio Securities and Investments in Derivatives.
New Accounting Pronouncements and Rule Issuances
Reference Rate Reform
In March 2020, FASB issued Accounting Standards Update (“ASU”) 2020-04, Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The main objective of the new guidance is to provide relief to companies that will be impacted by the expected change in benchmark interest rates, when participating banks will no longer be required to submit London Interbank Offered Rate (LIBOR) quotes by the UK Financial Conduct Authority (FCA). The new guidance allows companies to, provided the only change to existing contracts are a change to an approved benchmark interest rate, account for modifications as a continuance of the existing contract without additional analysis. For new and existing contracts, the Funds may elect to apply the amendments as of March 12, 2020 through December 31, 2022. Management has not yet elected to apply the amendments, is continuously evaluating the potential effect a discontinuation of LIBOR could have on the Funds’ investments and has currently determined that it is unlikely the ASU’s adoption will have a significant impact on the Funds’ financial statements and various filings.
Securities and Exchange Commission (“SEC”) Adopts New Rules to Modernize Fund Valuation Framework
In December 2020, the SEC voted to adopt a new rule governing fund valuation practices. New Rule 2a-5 under the 1940 Act establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 will permit fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of Section 2(a)(41) of the 1940 Act, which requires a fund to fair value a security when market quotation are not readily available. The SEC also adopted new Rule 31a-4 under the 1940 Act, which sets forth the recordkeeping requirements associated with fair value determinations. Finally, the SEC is rescinding previously issued guidance on related issues, including the role of a board in determining fair value and the accounting and auditing of fund

Notes to Financial Statements (Unaudited) (continued)
investments. Rule 2a-5 and Rule 31a-4 became effective on March 8, 2021, with a compliance date of September 8, 2022. A fund may voluntarily comply with the rules after the effective date, and in advance of the compliance date, under certain conditions. Management is currently assessing the impact of these provisions on the Fund’s financial statements.
3. Investment Valuation and Fair Value Measurements
The Funds’ investments in securities are recorded at their estimated fair value utilizing valuation methods approved by the Board. Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. U.S. GAAP establishes the three-tier hierarchy which is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect management’s assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.
Level 1 – Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 – Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.).
Level 3 – Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).
A description of the valuation techniques applied to the Funds’ major classifications of assets and liabilities measured at fair value follows:
Equity securities and exchange-traded funds listed or traded on a national market or exchange are valued based on their sale price at the official close of business of such market or exchange on the valuation date. Foreign equity securities and registered investment companies that trade on a foreign exchange are valued at the last sale price or official closing price reported on the exchange where traded and converted to U.S. dollars at the prevailing rates of exchange on the date of valuation. To the extent these securities are actively traded and that valuation adjustments are not applied, they are generally classified as Level 1. If there is no official close of business, then the latest available sale price is utilized. If no sales are reported, then the mean of the latest available bid and ask prices is utilized and these securities are generally classified as Level 2.
Prices of fixed-income securities are generally provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity provided by the Adviser. These securities are generally classified as Level 2.
Futures contracts are valued using the closing settlement price or, in the absence of such a price, the last traded price and are generally classified as Level 1.
Any portfolio security or derivative for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued at fair value, as determined in good faith using procedures approved by the Board. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. To the extent the inputs are observable and timely, the values would be classified as Level 2 of the fair value hierarchy; otherwise they would be classified as Level 3.

The following table summarizes the market value of the Funds’ investments as of the end of the reporting period, based on the inputs used to value them:

NUV	Level 1	Level 2		Level 3		Total
Long-Term Investments*:
Municipal Bonds	$—	$2,220,710,890		$—		$2,220,710,890
NUW
Long-Term Investments*:
Municipal Bonds	$—	$311,007,141		$—		$311,007,141
Common Stock	—	423,148	***	—		423,148
Short-Term Investments*:
Municipal Bonds	—	450,000		—		450,000
Investments in Derivatives:
Futures Contracts****	532,268	—		—		532,268
Total	$532,268	$311,880,289		$—		$312,412,557
NMI
Long-Term Investments*:
Municipal Bonds	$—	$104,834,335		$—		$104,834,335
NEV
Long-Term Investments*:
Municipal Bonds	$—	$510,382,854		$3,304	**	$510,386,158
Common Stock	—	7,452,626	***	—		7,452,626
Total	$—	$517,835,481		$3,304		$517,838,784

*	Refer to the Fund’s Portfolio of Investments for state and/or industry classifications.
**	Refer to the Fund’s Portfolio of Investments for securities classified as Level 3.
***	Refer to the Fund’s Portfolio of Investments for securities classified as Level 2.
****	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.
The Funds hold liabilities in floating rate obligations, where applicable, which are not reflected in the tables above. The fair values of the Funds’ liabilities for floating rate obligations approximate their liquidation values. Floating rate obligations are generally classified as Level 2 and further described in Note 4 - Portfolio Securities and Investments in Derivatives.
4. Portfolio Securities and Investments in Derivatives
Portfolio Securities
Inverse Floating Rate Securities
Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond (referred to as an “Underlying Bond”), typically with a fixed interest rate, into a special purpose tender option bond (“TOB”) trust (referred to as the “TOB Trust”) created by or at the direction of one or more Funds. In turn, the TOB Trust issues (a) floating rate certificates (referred to as “Floaters”), in face amounts equal to some fraction of the Underlying Bond’s par amount or market value, and (b) an inverse floating rate certificate (referred to as an “Inverse Floater”) that represents all remaining or residual interest in the TOB Trust. Floaters typically pay short-term tax-exempt interest rates to third parties who are also provided a right to tender their certificate and receive its par value, which may be paid from the proceeds of a remarketing of the Floaters, by a loan to the TOB Trust from a third party liquidity provider (“Liquidity Provider”), or by the sale of assets from the TOB Trust. The Inverse Floater is issued to a long term investor, such as one or more of the Funds. The income received by the Inverse Floater holder varies inversely with the short-term rate paid to holders of the Floaters, and in most circumstances the Inverse Floater holder bears substantially all of the Underlying Bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the Underlying Bond’s value. The value of an Inverse Floater will be more volatile than that of the Underlying Bond because the interest rate is dependent on not only the fixed coupon rate of the Underlying Bond but also on the short-term interest paid on the Floaters, and because the Inverse Floater essentially bears the risk of loss (and possible gain) of the greater face value of the Underlying Bond.
The Inverse Floater held by a Fund gives the Fund the right to (a) cause the holders of the Floaters to tender their certificates at par (or slightly more than par in certain circumstances), and (b) have the trustee of the TOB Trust (the “Trustee”) transfer the Underlying Bond held by the TOB Trust to the Fund, thereby collapsing the TOB Trust.
The Fund may acquire an Inverse Floater in a transaction where it (a) transfers an Underlying Bond that it owns to a TOB Trust created by a third party or (b) transfers an Underlying Bond that it owns, or that it has purchased in a secondary market transaction for the purpose of creating an Inverse Floater, to a TOB Trust created at its direction, and in return receives the Inverse Floater of the TOB Trust (referred to as a “self-deposited Inverse

Notes to Financial Statements (Unaudited) (continued)
Floater”). A Fund may also purchase an Inverse Floater in a secondary market transaction from a third party creator of the TOB Trust without first owning the Underlying Bond (referred to as an “externally-deposited Inverse Floater”).
An investment in a self-deposited Inverse Floater is accounted for as a “financing” transaction (i.e., a secured borrowing). For a self-deposited Inverse Floater, the Underlying Bond deposited into the TOB Trust is identified in the Fund’s Portfolio of Investments as “(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund recognizing as liabilities, labeled “Floating rate obligations” on the Statement of Assets and Liabilities, (a) the liquidation value of Floaters issued by the TOB Trust, and (b) the amount of any borrowings by the TOB Trust from a Liquidity Provider to enable the TOB Trust to purchase outstanding Floaters in lieu of a remarketing. In addition, the Fund recognizes in “Investment Income” the entire earnings of the Underlying Bond, and recognizes (a) the interest paid to the holders of the Floaters or on the TOB Trust’s borrowings, and (b) other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust, as a component of “Interest expense and amortization of offering costs” on the Statement of Operations. Earnings due from the Underlying Bond and interest due to the holders of the Floaters as of the end of the reporting period are recognized as components of “Receivable for interest” and “Payable for interest” on the Statement of Assets and Liabilities, respectively.
In contrast, an investment in an externally-deposited Inverse Floater is accounted for as a purchase of the Inverse Floater and is identified in the Fund’s Portfolio of Investments as “(IF) – Inverse floating rate investment.” For an externally-deposited Inverse Floater, a Fund’s Statement of Assets and Liabilities recognizes the Inverse Floater and not the Underlying Bond as an asset, and the Fund does not recognize the Floaters, or any related borrowings from a Liquidity Provider, as a liability. Additionally, the Fund reflects in “Investment Income” only the net amount of earnings on the Inverse Floater (net of the interest paid to the holders of the Floaters or the Liquidity Provider as lender, and the expenses of the Trust), and does not show the amount of that interest paid or the expenses of the TOB Trust as described above as interest expense on the Statement of Operations.
Fees paid upon the creation of a TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters are recognized as part of the cost basis of the Inverse Floater and are capitalized over the term of the TOB Trust.
As of the end of the reporting period, the aggregate value of Floaters issued by each Fund’s TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:
Floating Rate Obligations Outstanding	NUV	NUW	NMI	NEV
Floating rate obligations: self-deposited Inverse Floaters	$29,705,000	$3,230,000	$—	$132,467,000
Floating rate obligations: externally-deposited Inverse Floaters	—	1,070,000	—	62,405,000
Total	$29,705,000	$4,300,000	$—	$194,872,000
During the current fiscal period, the average amount of Floaters (including any borrowings from a Liquidity Provider) outstanding, and average annual interest rate and fees related to self-deposited Inverse Floaters, were as follows:
Self-Deposited Inverse Floaters	NUV	NUW	NMI	NEV
Average floating rate obligations outstanding	$29,705,000	$3,440,082	$—	$135,118,680
Average annual interest rate and fees	0.53%	0.57%	—%	0.66%
TOB Trusts are supported by a liquidity facility provided by a Liquidity Provider pursuant to which the Liquidity Provider agrees, in the event that Floaters are (a) tendered to the Trustee for remarketing and the remarketing does not occur, or (b) subject to mandatory tender pursuant to the terms of the TOB Trust agreement, to either purchase Floaters or to provide the Trustee with an advance from a loan facility to fund the purchase of Floaters by the TOB Trust. In certain circumstances, the Liquidity Provider may otherwise elect to have the Trustee sell the Underlying Bond to retire the Floaters that were tendered and not remarketed prior to providing such a loan. In these circumstances, the Liquidity Provider remains obligated to provide a loan to the extent that the proceeds of the sale of the Underlying Bond is not sufficient to pay the purchase price of the Floaters.
The size of the commitment under the loan facility for a given TOB Trust is at least equal to the balance of that TOB Trust’s outstanding Floaters plus any accrued interest. In consideration of the loan facility, fee schedules are in place and are charged by the Liquidity Provider(s). Any loans made by the Liquidity Provider will be secured by the purchased Floaters held by the TOB Trust. Interest paid on any outstanding loan balances will be effectively borne by the Fund that owns the Inverse Floaters of the TOB Trust that has incurred the borrowing and may be at a rate that is greater than the rate that would have been paid had the Floaters been successfully remarketed.
As described above, any amounts outstanding under a liquidity facility are recognized as a component of “Floating rate obligations” on the Statement of Assets and Liabilities by the Fund holding the corresponding Inverse Floaters issued by the borrowing TOB Trust. As of the end of the reporting period, there were no loans outstanding under any such facility for any of the funds.
Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse arrangement”) (TOB Trusts involving such agreements are referred to herein as “Recourse Trusts”), under which a Fund agrees to reimburse the Liquidity Provider for the Trust’s Floaters, in certain circumstances, for the amount (if any) by which the liquidation value of the Underlying Bond held by the TOB Trust may fall short of the sum of the liquidation value of the Floaters issued by the TOB Trust plus any amounts borrowed by the TOB Trust from the Liquidity Provider, plus any shortfalls in interest cash flows. Under these agreements, a Fund’s potential exposure to losses related to or on an Inverse Floater may increase beyond the value of the Inverse Floater as a Fund may potentially be liable to fulfill all amounts owed to holders of the Floaters or the Liquidity Provider. Any such shortfall amount in the aggregate is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities.
As of the end of the reporting period, each Fund’s maximum exposure to the Floaters issued by Recourse Trusts for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:
Floating Rate Obligations – Recourse Trusts	NUV	NUW	NMI	NEV
Maximum exposure to Recourse Trusts: self-deposited Inverse Floaters	$29,705,000	$3,230,000	$—	$132,467,000
Maximum exposure to Recourse Trusts: externally-deposited Inverse Floaters	—	1,070,000	—	59,895,000
Total	$29,705,000	$4,300,000	$—	$192,362,000
Zero Coupon Securities
A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.
Investment Transactions
Long-term purchases and sales (including maturities but excluding derivative transactions, where applicable) during the current fiscal period were as follows:
	NUV	NUW	NMI	NEV
Purchases	$114,966,723	$49,403,800	$7,845,654	$21,322,276
Sales and maturities	131,161,486	11,136,351	7,038,294	30,344,634
The Funds may purchase securities on a when-issued or delayed-delivery basis. Securities purchased on a when-issued or delayed-delivery basis may have extended settlement periods; interest income is not accrued until settlement date. Any securities so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/ delayed-delivery purchase commitments. If a Fund has outstanding when-issued/delayed-delivery purchases commitments as of the end of the reporting period, such amounts are recognized on the Statement of Assets and Liabilities.
Investments in Derivatives
In addition to the inverse floating rate securities in which each Fund may invest, which are considered portfolio securities for financial reporting purposes, each Fund is authorized to invest in certain other derivative instruments, such as futures, options and swap contracts. Each Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.
Futures Contracts
Upon execution of a futures contract, a Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized as “Cash collateral at brokers for investments in futures contracts” on the Statement of Assets and Liabilities. Investments in futures contracts obligate a Fund and the clearing broker to settle monies on a daily basis representing changes in the prior days “mark-to-market” of the open contracts. If a Fund has unrealized appreciation the clearing broker would credit the Fund’s account with an amount equal to appreciation and conversely if a Fund has unrealized depreciation the clearing broker would debit the Fund’s account with an amount equal to depreciation. These daily cash settlements are also known as “variation margin.” Variation margin is recognized as a receivable and/or payable for “Variation margin on futures contracts” on the Statement of Assets and Liabilities.
During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by “marking-to-market” on a daily basis to reflect the changes in market value of the contract, which is recognized as a component of “Change in net unrealized appreciation (depreciation) of futures contracts” on the Statement of Operations. When the contract is closed or expired, a Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into, which is recognized as a component of “Net realized gain (loss) from futures contracts” on the Statement of Operations.

Notes to Financial Statements (Unaudited) (continued)
Risks of investments in futures contracts include the possible adverse movement in the price of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.
During the current reporting period, NUW managed the duration of its portfolio by shorting interest rate futures contracts.
The average notional amount of futures contracts outstanding during the current fiscal period was as follows:
NUW
Average notional amount of futures contracts outstanding*	$33,222,746

*
The average notional amount is calculated based on the absolute aggregate notional amount of contracts outstanding at the beginning of the current fiscal period and at the end of each fiscal quarter within the current fiscal period.

The following table presents the fair value of all futures contracts held by the Fund as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.
			Location on the Statement of Assets and Liabilities
Underlying	Derivative	Asset Derivatives		(Liability) Derivatives
Risk Exposure	Instrument	Location	Value	Location	Value
NUW
Interest rate	Futures contracts	—	—	Payable for variation margin	$532,268
				on futures contracts*

*
Value represents the cumulative unrealized appreciation (depreciation) of futures contracts as reported in the Fund’s Portfolio of Investments and not the asset and/or liability derivative location as described in the table above.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on futures contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.
			Net Realized	Change in Net Unrealized
	Underlying Risk	Derivative	Gain (Loss) from	Appreciation (Depreciation) of
Fund	Exposure	Instrument	Futures Contracts	Futures Contracts
NUW	Interest rate	Futures contracts	$762,147	$356,981
Market and Counterparty Credit Risk
In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.
Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.
5. Fund Shares
Common Share Equity Shelf Programs and Offering Costs
The following Funds have each filed registration statements with the Securities and Exchange Commission (“SEC”) authorizing each Fund to issue additional common shares through one or more equity shelf programs (“Shelf Offering”), which became effective with the SEC during a current and/or prior fiscal period.
Under these Shelf Offerings, the Funds, subject to market conditions, may raise additional equity capital by issuing additional common shares from time to time in varying amounts and by different offering methods at a net price at or above each Fund’s NAV per common share. In the event each Fund’s Shelf Offering registration statement is no longer current, the Funds may not issue additional common shares until a post-effective amendment to the registration statement has been filed with the SEC.

Additional authorized common shares, common shares sold and offering proceeds, net of offering costs under each Fund’s Shelf Offering during the Funds’ current and prior fiscal period were as follows:
	NUW		NMI
	Six Months	Year	Six Month	Year
	Ended	Ended	Ended	Ended
	4/30/21	10/31/20	4/30/21	10/31/20
Additional authorized common shares	1,500,000	1,500,000	2,200,000	2,200,000	*
Common shares sold	—	—	256,675	371,496
Offering proceeds, net of offering costs	$—	$—	$2,921,015	$4,240,676

*
Represents additional authorized common shares for the period September 23, 2020 through October 31, 2020. An additional 800,000 common shares were authorized for the period November 1, 2019 through March 8, 2020.

Costs incurred by the Funds in connection with their initial shelf registrations are recorded as a prepaid expense and recognized as “Deferred offering costs” on the Statement of Assets and Liabilities. These costs are amortized pro rata as common shares are sold and are recognized as a component of “Proceeds from shelf offering, net of offering costs” on the Statement of Changes in Net Assets. Any deferred offering costs remaining after the effectiveness of the initial shelf registration will be expensed. Costs incurred by the Funds to keep the shelf registration current are expensed as incurred and recognized as a component of “Other expenses” on the Statement of Operations.
Common Share Transactions
Transactions in common shares during the Funds’ current and prior fiscal period, where applicable, were as follows:

					NUW
					Six Months	Year
					Ended	Ended
					4/30/21	10/31/20
Common shares:
Issued in the Merger					2,435,254	—

	NUV		NMI		NEV
	Six Months	Year	Six Months	Year	Six Months	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	4/30/21	10/31/20	4/30/21	10/31/20	4/30/21	10/31/20
Common shares:
Issued to shareholders due to reinvestment of distributions	229,746	199,565	4,328	11,464	6,332	—
Sold through shelf offering	—	—	256,675	371,496	—	—
Weighted average common share:
Premium to NAV per shelf offering common share sold	—%	—%	1.77%	1.73%	—%	—%
6. Income Tax Information
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal income tax, and in the case of NUW the alternative minimum tax applicable to individuals, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.
For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.

Notes to Financial Statements (Unaudited) (continued)
The table below presents the cost and unrealized appreciation (depreciation) of each Fund’s investment portfolio, as determined on a federal income tax basis, as of April 30, 2021.
For purposes of this disclosure, derivative tax cost is generally the sum of any upfront fees or premiums exchanged and any amounts unrealized for income statement reporting but realized in income and/or capital gains for tax reporting. If a particular derivative category does not disclose any tax unrealized appreciation or depreciation, the change in value of those derivatives have generally been fully realized for tax purposes.
	NUV	NUW	NMI	NEV
Tax cost of investments	$1,913,653,210	$267,547,941	$95,954,565	$340,758,737
Gross unrealized:
Appreciation	$286,736,000	$42,076,786	$8,973,564	$47,734,348
Depreciation	(9,383,217)	(442,164)	(93,794)	(3,116,548)
Net unrealized appreciation (depreciation) of investments	$277,352,783	$41,634,622	$8,879,770	$44,617,800
Permanent differences, primarily due to taxable market discount, paydowns, nondeductible reorganization expenses, and distribution reallocations resulted in reclassifications among the Funds’ components of net assets as of October 31, 2020, the Funds’ last tax year end.
The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains as of October 31, 2020, the Funds’ last tax year end, were as follows:
	NUV	NUW	NMI	NEV
Undistributed net tax-exempt income[1]	$9,806,945	$—	$235,850	$2,486,029
Undistributed net ordinary income[2]	1,190,676	400,577	65,337	2,945,917
Undistributed net long-term capital gains	—	—	—	3,579,574

1	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on October 1, 2020 and paid on November 2, 2020.
2	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
The tax character of distributions paid during the Funds’ last tax year end October 31, 2020 and was designated for purposes of the dividends paid deduction as follows:
	NUV	NUW	NMI	NEV
Distributions from net tax-exempt income	$74,458,618	$7,373,541	$3,701,146	$17,589,798
Distributions from net ordinary income[2]	2,536,534	12,114	813	—
Distributions from net long-term capital gains	—	—	315,472	—

2 Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
As of October 31, 2020, the Funds’ last tax year end, the following Funds had unused capital losses carrying forward available for federal income tax purposes to be applied against future capital gains, if any. The capital losses are not subject to expiration.
	NUV	NUW	NMI
Not subject to expiration:
Short-term	$12,720,858	$79,531	$212,201
Long-term	11,849,530	—	823
Total	$24,570,388	$79,531	$213,024
During the Funds’ last tax year ended October 31, 2020, the following Fund utilized capital loss carryforwards as follows:
NEV
Utilized capital loss carryforwards	$5,138,903
7. Management Fees and Other Transactions with Affiliates
Management Fees
Each Fund’s management fee compensates the Adviser for the overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.
Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser and for NUV a gross interest income component.

This pricing structure enables Fund shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.
The annual fund-level fee, payable monthly, for NUV is calculated according to the following schedule:
NUV
Average Daily Net Assets	Fund-Level Fee Rate
For the first $500 million	0.1500%
For the next $500 million	0.1250
For net assets over $1 billion	0.1000
In addition, NUV pays an annual management fee, payable monthly, based on gross interest income (excluding interest on bonds underlying a “self-deposited inverse floater” trust that is attributed to the Fund over and above the net interest earned on the inverse floater itself) as follows:
NUV
Gross Interest Income	Gross Income Fee Rate
For the first $50 million	4.125%
For the next $50 million	4.000
For gross income over $100 million	3.875

The annual fund-level fee, payable monthly, for NUW, NMI and NEV is calculated according to the following schedules:

NUW
Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $125 million	0.4000%
For the next $125 million	0.3875
For the next $250 million	0.3750
For the next $500 million	0.3625
For the next $1 billion	0.3500
For the next $3 billion	0.3250
For managed assets over $5 billion	0.3125

NMI
Average Daily Net Assets	Fund-Level Fee Rate
For the first $125 million	0.4500%
For the next $125 million	0.4375
For the next $250 million	0.4250
For the next $500 million	0.4125
For the next $1 billion	0.4000
For the next $3 billion	0.3750
For net assets over $5 billion	0.3625

NEV
Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $125 million	0.4500%
For the next $125 million	0.4375
For the next $250 million	0.4250
For the next $500 million	0.4125
For the next $1 billion	0.4000
For the next $3 billion	0.3750
For managed assets over $5 billion	0.3625

Notes to Financial Statements (Unaudited) (continued)
The annual complex-level fee, payable monthly, for each Fund is calculated by multiplying the current complex-wide fee rate, determined according to the following schedule by the Fund’s daily managed assets (net assets for NUV and NMI):
Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445

*
For the complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen open-end and closed-end funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011, but do not include certain assets of certain Nuveen funds that were reorganized into funds advised by an affiliate of the Adviser during the 2019 calendar year. As of April 30, 2021, the complex-level fee rate for each Fund was 0.1544%.

Other Transactions with Affiliates
Each Fund is permitted to purchase or sell securities from or to certain other funds or accounts managed by the Sub-Adviser (“Affiliated Entity”) under specified conditions outlined in procedures adopted by the Board (“cross-trade”). These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to an Affiliated Entity by virtue of having a common investment adviser (or affiliated investment adviser), common officer and/or common trustee complies with Rule 17a-7 under the 1940 Act. These transactions are effected at the current market price (as provided by an independent pricing service) without incurring broker commissions.
During the current fiscal period, the Funds did not engage in inter-fund trades pursuant to these procedures.
8. Commitments and Contingencies
In the normal course of business, each Fund enters into a variety of agreements that may expose the Fund to some risk of loss. These could include recourse arrangements for certain TOB Trusts, which are described elsewhere in these Notes to Financial Statements. The risk of future loss arising from such agreements, while not quantifiable, is expected to be remote. As of the end of the reporting period, the Funds did not have any unfunded commitments.
From time to time, the Funds may be a party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of the Funds’ rights under contracts. As of the end of the reporting period, the Funds are not subject to any material legal proceedings.
9. Borrowing Arrangements
Committed Line of Credit
The Funds, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day, $2.405 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. Each Participating Fund is allocated a designated proportion of the facility’s capacity (and its associated costs, as described below) based upon a multi-factor assessment of the likelihood and frequency of its need to draw on the facility, the size of the Fund and its anticipated draws, and the potential importance of such draws to the operations and well-being of the Fund, relative to those of the other Funds. A Fund may effect draws on the facility in excess of its designated capacity if and to the extent that other Participating Funds have undrawn capacity. The credit facility expires in June 2021 unless extended or renewed.

The credit facility has the following terms: a 0.10% upfront fee, 0.15% per annum on unused commitment amounts and a drawn interest rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.25% per annum or (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. Interest expense incurred by the Participating Funds, when applicable, is recognized as a component of “Other expenses” on the Statement of Operations. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Other expenses” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.
During the current fiscal period, the following Funds utilized this facility. Each Fund’s maximum outstanding balance during the utilization period was as follows:
	NUV	NUW	NEV
Maximum outstanding balance	$9,337,627	$118,287	$6,482,092
During each Fund’s utilization period(s), during the current fiscal period, the average daily balance outstanding and average annual interest rate on the Borrowings were as follows:
	NUV	NUW	NEV
Utilization period (days outstanding)	4	4	4
Average daily balance outstanding	$9,337,627	$118,287	$6,482,092
Average annual interest rate	1.39%	1.39%	1.39%
Borrowings outstanding as of the end of the reporting period, if any, are recognized as “Borrowings” on the Statement of Assets and Liabilities, where applicable.
Inter-Fund Borrowing and Lending
The SEC has granted an exemptive order permitting registered open-end and closed-end Nuveen funds to participate in an inter-fund lending facility whereby the Nuveen funds may directly lend to and borrow money from each other for temporary purposes (e.g., to satisfy redemption requests or when a sale of securities “fails,” resulting in an unanticipated cash shortfall) (the “Inter-Fund Program”). The closed-end Nuveen funds, including the Funds covered by this shareholder report, will participate only as lenders, and not as borrowers, in the Inter-Fund Program because such closed-end funds rarely, if ever, need to borrow cash to meet redemptions. The Inter-Fund Program is subject to a number of conditions, including, among other things, the requirements that (1) no fund may borrow or lend money through the Inter-Fund Program unless it receives a more favorable interest rate than is typically available from a bank or other financial institution for a comparable transaction; (2) no fund may borrow on an unsecured basis through the Inter-Fund Program unless the fund’s outstanding borrowings from all sources immediately after the inter-fund borrowing total 10% or less of its total assets; provided that if the borrowing fund has a secured borrowing outstanding from any other lender, including but not limited to another fund, the inter-fund loan must be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value; (3) if a fund’s total outstanding borrowings immediately after an inter-fund borrowing would be greater than 10% of its total assets, the fund may borrow through the inter-fund loan on a secured basis only; (4) no fund may lend money if the loan would cause its aggregate outstanding loans through the Inter-Fund Program to exceed 15% of its net assets at the time of the loan; (5) a fund’s inter-fund loans to any one fund shall not exceed 5% of the lending fund’s net assets; (6) the duration of inter-fund loans will be limited to the time required to receive payment for securities sold, but in no event more than seven days; and (7) each inter-fund loan may be called on one business day’s notice by a lending fund and may be repaid on any day by a borrowing fund. In addition, a Nuveen fund may participate in the Inter-Fund Program only if and to the extent that such participation is consistent with the fund’s investment objective and investment policies. The Board is responsible for overseeing the Inter-Fund Program.
The limitations detailed above and the other conditions of the SEC exemptive order permitting the Inter-Fund Program are designed to minimize the risks associated with Inter-Fund Program for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a fund borrows money from another fund, there is a risk that the loan could be called on one day’s notice or not renewed, in which case the fund may have to borrow from a bank at a higher rate or take other actions to payoff such loan if an inter-fund loan is not available from another fund. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.
During the current reporting period, none of the Funds covered by this shareholder report have entered into any inter-fund loan activity.

Notes to Financial Statements (Unaudited) (continued)
10. Fund Reorganizations
The Reorganizations as previously described in Note 1 — General Information were structured to qualify as tax-free reorganizations under the Internal Revenue Code for federal income tax purposes, and the Target Funds’ shareholders recognized no gain or loss for federal income tax purposes as a result. Prior to the closing of the Reorganizations, the Target Funds distributed all of its net investment income and capital gains, if any. Such a distribution may be taxable to the Target Funds’ shareholders for federal income tax purposes.
Investments
The cost, fair value and net unrealized appreciation (depreciation) of the investments (including investments in derivatives) of the Target Funds as of the date of the Reorganizations, were as follows:
	NJV	NPN
Cost of investments	$15,136,850	$19,331,322
Fair value of investments	20,676,952	16,541,215
Net unrealized appreciation (depreciation) of investments	5,540,102	(2,790,107)
For financial reporting purposes, assets received and shares issued by the Acquiring Funds were recorded at fair value; however, the cost basis of the investments received from the Target Funds were carried forward to align ongoing reporting of the Acquiring Funds’ realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.
Common Shares
The common shares outstanding, net assets applicable to common shares and NAV per common share outstanding immediately before and after the Mergers were as follows:
Target Fund - Prior to Merger	NJV
Common shares outstanding	1,524,357
Net assets applicable to common shares	$23,600,163
NAV per common share outstanding	$15.48

Target Fund - Prior to Merger	NPN
Common shares outstanding	1,219,222
Net assets applicable to common shares	$18,397,596
NAV per common share outstanding	$15.09

Acquiring Fund - Prior to Merger	NUW
Common shares outstanding	15,516,082
Net assets applicable to common shares	$267,585,890
NAV per common share outstanding	$17.25

Acquiring Fund - Post to Merger	NUW
Common shares outstanding	17,951,336
Net assets applicable to common shares	$309,583,649
NAV per common share outstanding	$17.25

Pro Forma Results of Operations
The beginning of the Target Funds’ current fiscal period were March 1, 2021. Assuming the Reorganizations had been completed on November 1, 2020, the beginning of the Acquiring Fund’s current fiscal period, the pro forma results of operations for each Fund’s current fiscal period, are as follows:
Acquiring Fund - Pro Forma Results from Operations	NUW
Net investment income (loss)	$4,176,275
Net realized and unrealized gains (losses)	10,874,424
Change in net assets resulting from operations	15,050,699
Because the combined investment portfolios of each Acquiring Fund have been managed as a single integrated portfolio since Reorganizations were was completed, it is not practicable to separate the amounts of revenue and earnings of the Target Funds that have been included in the Statement of Operations of their respective Acquiring Fund since the Reorganizations were consummated.
Cost and Expenses
In connection with the Reorganizations, the Acquiring Fund incurred certain associated costs and expenses. Such amounts were included as components of “Accrued other expenses” on the Statement of Assets and Liabilities and “Other expenses” on the Statement of Operations.
11. Subsequent Events
Committed Line of Credit
During June 2021, the Participating Funds renewed the standby credit facility through June 2022. In conjunction with this renewal the commitment amount increased from $2.405 billion to $2.635 billion and the interest rate changed from the higher of a) LIBOR plus 1.25% or b) the Fed Funds rate plus 1.25% to the higher of a) OBFR (Overnight Bank Funding Rate) plus 1.20% or b) the Fed Funds Rate plus 1.20%. The Participating Funds also incurred a 0.05% upfront fee on the increase of the commitment amount. All other terms remain relatively unchanged.

Shareholder Update (Unaudited)
CHANGES OCCURRING DURING THE FISCAL YEAR
The following information in this semi-annual report is a summary of certain changes during the most recent fiscal year. This information may not reflect all of the changes that have occurred since you purchased shares of a Fund.
Nuveen AMT-Municipal Value Fund (NUW)
Fund Reorganization
As noted in the Notes to Financial Statements of this report, effective March 8, 2021 Nuveen New Jersey Municipal Value Fund (“NJV”) and Nuveen Pennsylvania Municipal Value Fund (“NPN”) were reorganized into NUW. Holders of common shares of NJV and NPN received newly issued common shares of NUW, with cash being distributed in lieu of fractional common shares.

Risk Considerations
Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation.
Nuveen Municipal Value Fund, Inc. (NUV)
Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. These and other risk considerations such as tax risk are described in more detail on the Fund’s web page at www.nuveen.com/NUV.
Nuveen AMT-Free Municipal Value Fund (NUW)
Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. These and other risk considerations such as tax risk are described in more detail on the Fund’s web page at www.nuveen.com/NUW.
Nuveen Municipal Income Fund, Inc. (NMI)
Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. These and other risk considerations such as tax risk are described in more detail on the Fund’s web page at www.nuveen.com/NMI.
Nuveen Enhanced Municipal Value Fund (NEV)
Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. The Fund uses only inverse floaters for its leverage, increasing its exposure to interest rate risk and credit risk, including counter-party credit risk. These and other risk considerations such as tax risk are described in more detail on the Fund’s web page at www.nuveen.com/NEV.

Additional Fund
Information (Unaudited)

Board of Directors/Trustees
Jack B. Evans	William C. Hunter	Amy B. R. Lancellotta*	Joanne T. Medero*	Albin F. Moschner	John K. Nelson
Judith M. Stockdale	Carole E. Stone	Mathew Thornton III	Terence J. Toth	Margaret L. Wolff	Robert L. Young

* Effective June 1, 2021.

Investment Adviser	Custodian	Legal Counsel	Independent Registered		Transfer Agent and
Nuveen Fund Advisors, LLC	State Street Bank	Chapman and Cutler LLP	Public Accounting Firm		Shareholder Services
333 West Wacker Drive	& Trust Company	Chicago, IL 60603	KPMG LLP		Computershare Trust
Chicago, IL 60606	One Lincoln Street		200 East Randolph Street		Company, N.A.
	Boston, MA 02111		Chicago, IL 60601		150 Royall Street
Canton, MA 02021
(800) 257-8787

Portfolio of Investments Information

Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. You may obtain this information on the SEC’s website at http://www.sec.gov.
Nuveen Funds’ Proxy Voting Information

You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.
CEO Certification Disclosure

Each Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. Each Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.
Common Share Repurchases

Each Fund intends to repurchase, through its open-market share repurchase program, shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, each Fund repurchased shares of its common stock as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.
	NUV	NUW	NMI	NEV
Common shares repurchased	—	—	—	—
FINRA BrokerCheck

The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Glossary of Terms Used in this Report (Unaudited)
■ Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.
■ Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s or bond fund’s value to changes when market interest rates change. Generally, the longer a bond’s or fund’s duration, the more the price of the bond or fund will change as interest rates change.
■ Effective Leverage: Effective leverage is a fund’s effective economic leverage, and includes both regulatory leverage (see leverage) and the leverage effects of certain derivative investments in the fund’s portfolio. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage.
■ Industrial Development Revenue Bond (IDR): A unique type of revenue bond issued by a state or local government agency on behalf of a private sector company and intended to build or acquire factories or other heavy equipment and tools.
■ Inverse Floating Rate Securities: Inverse floating rate securities, also known as inverse floaters or tender option bonds (TOBs), are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.
■ Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.
■ Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.
■ Pre-Refunding: Pre-Refunding, also known as advanced refundings or refinancings, is a procedure used by state and local governments to refinance municipal bonds to lower interest expenses. The issuer sells new bonds with a lower yield and uses the proceeds to buy U.S. Treasury securities, the interest from which is used to make payments on the higher-yielding bonds. Because of this collateral, pre-refunding generally raises a bond’s credit rating and thus its value.

Glossary of Terms Used in this Report (Unaudited) (continued)
■ S&P Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade U.S. municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
■ Total Investment Exposure: Total investment exposure is a fund’s assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes a fund’s use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities.
■ Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

Notes

Nuveen:
Serving Investors for Generations
Since 1898, financial professionals and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.
Focused on meeting investor needs.
Nuveen is the investment manager of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.
Find out how we can help you.
To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial professional, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.
Learn more about Nuveen Funds at: www.nuveen.com/closed-end-funds
Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com
ESA-A-0421D 1668431-INV-B-06/22

ITEM 2. CODE OF ETHICS.

Not applicable to this filing.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable to this filing.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable to this filing.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this filing.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)
The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)(17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)
There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 13. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1)
Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2)
A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See Ex-99.CERT attached hereto.

(a)(3)
Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the  report by or on behalf of the registrant to 10 or more persons: Not applicable.

(a)(4)	Change in the registrant’s independent public accountant. Not applicable.

(b)
If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: See Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Municipal Income Fund, Inc.

By (Signature and Title) /s/ Mark L. Winget
Mark L. Winget
Vice President and Secretary

Date: July 7, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ David J. Lamb
David J. Lamb
Chief Administrative Officer
(principal executive officer)

Date: July 7, 2021

By (Signature and Title) /s/ E. Scott Wickerham
E. Scott Wickerham
Vice President and Controller
(principal financial officer)

Date: July 7, 2021